UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. )

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CRYOLIFE, INC.

(Name of Registrant as Specified in Its Charter)

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1655 ROBERTS BOULEVARD, NW
KENNESAW, GEORGIA 30144
____________________________

NOTICE OF ANNUAL MEETING
AND
PROXY STATEMENT

March 31, 2020

To Our Stockholders:

On behalf of the Board of Directors, we invite you to attend the Annual Meeting of Stockholders of CryoLife, Inc. on May 20, 2020 at 9:00 a.m., EDT. Due to health and safety concerns from the coronavirus (COVID-19) outbreak and the increasingly severe protocols that federal, state, and local governments have imposed, we have adopted a virtual format for our Annual Meeting this year. The Annual Meeting of Stockholders will be held this year as a virtual only meeting, accessible at the following website address: www.virtualshareholdermeeting.com/CRY2020. We currently intend to resume holding in-person meetings for our 2021 annual meeting and thereafter, assuming normal circumstances.

Please review this Notice of Annual Meeting and Proxy Statement, which describes the formal business to be transacted and procedures for voting on matters to be considered during the Annual Meeting.

It is important that your shares be represented during the Annual Meeting. Whether or not you plan to attend, we request that you follow the instructions provided on the Notice or proxy card you received by mail and further described herein to review the Proxy Statement and vote your shares via internet, telephone, or mail. You may, of course, choose to attend the Annual Meeting and vote your shares during the meeting. If you wish to participate in the meeting, you will need to have your 16-digit Control Number included on your Notice or your proxy card to join the meeting.

However you choose to participate, we encourage you to review this Proxy Statement and vote your shares.

Sincerely,

J. PATRICK MACKIN
Chairman, President, and Chief Executive Officer

CRYOLIFE, INC. | 2020 Proxy Statement

1655 ROBERTS BOULEVARD, NW
KENNESAW, GEORGIA 30144
___________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
___________________________________________________________________

TO THE STOCKHOLDERS OF CRYOLIFE, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CRYOLIFE, INC. (the “Annual Meeting”) will be held on May 20, 2020, at 9:00 a.m., EDT. Due to health and safety concerns from the coronavirus (COVID-19) outbreak and increasingly severe protocols that federal, state, and local governments have imposed, we have adopted a virtual format for our Annual Meeting this year. The Annual Meeting of Stockholders will be held as a virtual only meeting, accessible at the following website address: www.virtualshareholdermeeting.com/CRY2020, for the following purposes:

1.

To elect as directors the nine nominees named in the attached Proxy Statement to serve until the next Annual Meeting of Stockholders or until their successors are duly qualified or until their earlier death, resignation, or removal.

2.

To approve, by non-binding vote, the compensation paid to CryoLife’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.

3.	To approve and fund a new equity and cash incentive plan.
4.	To ratify the approval of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020.
5.	To transact such other business as may be properly brought before the Annual Meeting or any adjournments thereof.

Only record holders of CryoLife’s common stock at the close of business on March 11, 2020, will be eligible to vote during the Annual Meeting. Your attendance during the Annual Meeting is very much desired. However, if there is any chance you may not be able to attend the Annual Meeting, please follow the instructions on the Notice or proxy card you received by mail to execute your vote by internet, telephone, or mail.

Important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on May 20, 2020. Pursuant to rules promulgated by the Securities and Exchange Commission, we have elected to provide access to our proxy materials both by notifying you of the availability of our proxy materials, including the Proxy Statement and our 2019 Annual Report to Stockholders, on the internet at http://www.proxyvote.com and providing the means whereby you can request a paper copy of proxy materials be sent via U.S. mail.

By Order of the Board of Directors:

JEAN F. HOLLOWAY
Corporate Secretary

Date: March 31, 2020

An electronic copy of CryoLife’s 2019 Annual Report to Stockholders, which includes CryoLife’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, containing financial statements, is available via the proxy information website provided on your proxy Notice or proxy card.

CRYOLIFE, INC. | 2020 Proxy Statement

CRYOLIFE, INC. | 2020 Proxy Statement

1655 ROBERTS BOULEVARD, NW
KENNESAW, GEORGIA 30144
___________________________

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished to our stockholders as of the close of business on March 11, 2020, the record date, for the solicitation of proxies by the Board of Directors of CryoLife, Inc. (“CryoLife,” the “Company,” “we,” “our,” or “us”) for CryoLife’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 20, 2020, at 9:00 a.m., EDT. The Annual Meeting will be held virtually only at the following web address: www.virtualshareholdermeeting.com/CRY2020. The voting of shares will not affect a stockholder’s right to attend the Annual Meeting. A paper proxy that is signed may be changed by sending in a timely, but later dated, signed paper proxy. Any stockholder sending in or completing a proxy may also revoke it at any time before it is exercised by giving timely notice to Jean F. Holloway, General Counsel and Corporate Secretary, CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144, (770) 419-3355. We are making our proxy materials available to stockholders beginning on March 31, 2020.

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING DURING THE ANNUAL MEETING

Why am I receiving this Proxy Statement?

You are receiving this Proxy Statement from us because you were a stockholder of record at the close of business on the record date of March 11, 2020. As a stockholder of record, you are invited to attend our Annual Meeting and are entitled to vote on the items of business described in this Proxy Statement. This Proxy Statement contains important information about the Annual Meeting and the items of business to be transacted at such Annual Meeting. You are strongly encouraged to read this Proxy Statement, which includes information that you may find useful in determining how to vote.

At the close of business on the record date, CryoLife had outstanding a total of 37,679,978 shares of common stock, excluding a total of 1,484,017 shares of treasury stock held by CryoLife, which are not entitled to vote. Each outstanding share of common stock will be entitled to one vote, non-cumulative, at the Annual Meeting.

Who is entitled to attend and vote during the Annual Meeting?

Only holders of record of shares of our common stock at the close of business on March 11, 2020, are entitled to notice of, to attend, and to vote during the Annual Meeting and to notice of any adjournments or postponements of such Annual Meeting.

CRYOLIFE, INC. | 2020 Proxy Statement

How many shares must be present or represented to conduct business during the Annual Meeting (that is, what constitutes a quorum)?

The presence during the Annual Meeting, in person at the virtual meeting or represented by proxy, of at least a majority of the shares outstanding and entitled to vote during the Annual Meeting, will constitute a quorum for the transaction of business. Shares represented in person during the Annual Meeting, which is being held virtually, or by proxy are counted for quorum purposes, even if they are not voted on one or more matters. Abstentions from voting and broker non-votes, as defined below, will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business. The Secretary or Assistant Secretary of CryoLife, in consultation with the inspector of election, who will be an agent of Broadridge, Inc., shall determine the eligibility of persons present during the Annual Meeting to vote and whether the name signed on each proxy card corresponds to the name of a stockholder of CryoLife. The Secretary or Assistant Secretary, based on such consultation, shall also determine whether or not a quorum exists during the Annual Meeting.

What items of business will be voted on during the Annual Meeting?

The items of business to be voted on during the Annual Meeting are as follows:

1. To elect as directors the nine nominees named in the enclosed Proxy Statement to serve until the next Annual Meeting of Stockholders or until their successors are duly qualified or until their earlier death, resignation, or removal.

2. To approve, by non-binding vote, the compensation paid to CryoLife’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.

3. To approve and fund a new equity and cash incentive plan.

4. To ratify the approval of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020.

5. To transact such other business as may be properly brought before the Annual Meeting or any adjournments thereof.

What happens if additional matters are presented during the Annual Meeting?

Other than the matters set forth in items 1 – 5 above, management is not aware of any other matters that may come before the Annual Meeting. If any other matter or matters are properly brought before the Annual Meeting, the person(s) named as your proxyholder(s) on the enclosed proxy card will have discretionary authority to vote the shares represented by the effective proxies as they deem advisable.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares FOR the election of each of the director nominees identified in this Proxy Statement, FOR the approval, on an advisory basis, of the compensation of our named executive officers, FOR the approval and funding of a new equity and cash incentive plan, and FOR the ratification of the approval of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020.

What shares can I vote during the Annual Meeting?

You may vote shares you owned as of March 11, 2020, the record date, including shares held directly in your name as the stockholder of record and all shares held for you as the beneficial owner through a broker, trustee, or other nominee such as a bank.

CRYOLIFE, INC. | 2020 Proxy Statement

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between common stock held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to vote your shares during the Annual Meeting or direct the proxyholder how to vote your shares on your behalf at the Annual Meeting.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you have the right to direct your broker, trustee, or nominee to vote your shares as you instruct. The broker, trustee, or other nominee may either vote during the Annual Meeting or grant a proxy and direct the proxyholder to vote your shares during the Annual Meeting as you have instructed. If you hold shares through a broker, trustee, or nominee you may also vote during the Annual Meeting, but only after you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares in advance of the Annual Meeting, giving you the right to vote your shares during the Annual Meeting. If you are a beneficial owner, you may attend the Annual Meeting as a guest without obtaining a “legal proxy” but will be unable to vote your shares or submit questions.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or as a beneficial owner, you may vote in advance of the Annual Meeting by:

Voting by Mail. You may vote by filling out and returning your proxy card (if you are a stockholder of record), or by filling out and returning to your broker, trustee, or other nominee your voting instruction card (if you are a beneficial owner).

Voting by Internet. If you are a stockholder of record, you may vote in advance of the Annual Meeting by following the instructions provided on your proxy card. Most brokers, trustees, and similar nominees also provide beneficial owners with the option to vote by Internet, although practices may vary. If you are a beneficial owner, you must follow the instructions provided to you by your broker, trustee, or other nominee on your voting instruction card.

Voting by Telephone. If you are a stockholder of record, you may vote in advance of the Annual Meeting by telephone by following the instructions provided on your proxy card. Most brokers, trustees, and similar nominees also provide beneficial owners with the option to vote by telephone, although practices may vary. If you are a beneficial owner, you must follow the instructions provided to you by your broker, trustee, or other nominee on your voting instruction card.

Whether you hold shares directly as the stockholder of record or as a beneficial owner, you may direct how your shares are voted without attending the Annual Meeting. If you provide specific instructions with regard to items of business to be voted on during the Annual Meeting, your shares will be voted as you instruct on those items. Proxies properly submitted to us that are signed but do not contain voting instructions and are not revoked prior to the Annual Meeting will be voted FOR the election of each of the director nominees identified in this Proxy Statement, FOR the approval, on an advisory basis, of the compensation of our named executive officers, FOR the approval and funding of a new equity and cash incentive plan, and FOR the ratification of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020.

CRYOLIFE, INC. | 2020 Proxy Statement

How can I vote my shares during the Annual Meeting?

Shares held in your name as the stockholder of record may be voted during the Annual Meeting. You may vote shares held beneficially in street name during the Annual Meeting only if you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares giving you the right to vote the shares during the Annual Meeting. You will need your 16-digit control number to vote your shares at the Annual Meeting. You will be able to join the Annual Meeting beginning at 8:45 a.m., EDT. The Annual Meeting will begin promptly at 9:00 a.m., EDT. Even if you plan to attend the Annual Meeting, we recommend that you also vote via internet or telephone in advance to ensure that your vote will be counted if you decide later not to attend the Annual Meeting.

Can I change my vote or revoke my proxy?

If you are the stockholder of record, and you have submitted a vote via the internet, telephone, or by mail, you may revoke your vote by submitting a timely later-dated vote via the same process you used to cast your original vote. Note, internet voting through www.proxyvote.com and telephone voting is available only until 11:59 p.m., EDT, the day before the Annual Meeting. You may also revoke your vote by providing written notice of revocation to our Corporate Secretary, Jean F. Holloway, or by attending the Annual Meeting and voting in person. Attendance during the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. If you are a beneficial owner, you may revoke your vote by submitting a later-dated vote via the internet or by telephone (if those options are available to you), or you may revoke your vote by submitting a new voting instruction card to your broker, trustee, or nominee, or, if you have obtained a “legal proxy” from your broker, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting.

What do I need to attend the Annual Meeting?

Attendance during the Annual Meeting will be limited to our stockholders as of March 11, 2020, the record date, their authorized proxy holders, and guests of CryoLife. You will need your 16-digit control number to attend the Annual Meeting.

Is my vote confidential?

Electronic votes, proxy cards, voting instructions, ballots, and voting tabulations that identify individual stockholders are not secret; however, all such materials will be handled in a manner intended to reasonably protect your voting privacy. Your vote will not be disclosed, except as required by law and except as required to our transfer agent to allow for the tabulation of votes and certification of the vote and to facilitate a successful proxy solicitation.

How are votes counted and what vote is required to approve each item?

Each outstanding share of common stock entitles the holder thereof to one vote on each matter considered during the Annual Meeting. Stockholders are not entitled to cumulate their votes in the election of directors or with respect to any other matter submitted to a vote of the stockholders pursuant to this Proxy Statement.

Nominees for election as directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Since there are nine directorships to be filled, this means that the nine individuals receiving the most votes will be elected. Abstentions and broker non-votes will therefore not be relevant to the outcome. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting authority and has not received voting instructions from the beneficial owner.

CRYOLIFE, INC. | 2020 Proxy Statement

The advisory votes cast for the approval of the compensation paid to CryoLife’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, must exceed the votes cast against the approval of such compensation in order for it to be approved. Accordingly, abstentions and broker non-votes will not be relevant to the outcome.

The proposal to approve and fund a new equity and cash incentive plan will pass if the majority of shares present in person or by proxy vote are cast to approve the proposal. Abstentions and Broker non-votes will not be relevant to the outcome. Please note that brokers holding shares for a beneficial owner that have not received voting instructions with respect to the proposal to approve and fund a new equity and cash incentive plan will not have discretionary voting authority with respect to this matter; therefore, if you are a beneficial owner and you do not provide your broker with instructions, a broker non-vote will result on your shares.

The votes cast for the ratification of the approval of the appointment of Ernst & Young LLP as CryoLife’s independent registered accounting firm must exceed the votes cast against the ratification in order for it to be approved. Accordingly, abstentions and broker non-votes will not be relevant to the outcome. Please note that brokers holding shares for a beneficial owner that have not received voting instructions with respect to the ratification of the approval of the appointment of Ernst & Young LLP will have discretionary voting authority with respect to this matter.

There are no rights of appraisal or similar dissenters’ rights with respect to any matter to be acted upon pursuant to this Proxy Statement.
What happens if the Annual Meeting is adjourned?

Assuming the presence of a quorum, if our Annual Meeting is adjourned to another time and place, no additional notice will be given of the adjourned meeting if the time and place of the adjourned meeting is announced during the Annual Meeting, unless the adjournment is for more than 120 days, in which case a new record date must be fixed, and notice distributed of the adjourned meeting. At the adjourned meeting, we may transact any items of business that might have been transacted during the Annual Meeting.

What else should I know about the virtual process for the Annual Meeting?

We will provide technical support for all stockholders attending the Annual Meeting. Stockholders of record or those who have received a “legal proxy” will be able to submit questions while attending the Annual Meeting. A replay of the Annual Meeting will be available after it concludes.

What should I do in the event that I receive more than one set of proxy materials?

You may receive more than one notice mailing or, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. Please execute votes for each communication to ensure that all your shares are voted.

CRYOLIFE, INC. | 2020 Proxy Statement

Who is soliciting my vote, and who will bear the costs of this solicitation?

The Proxy Statement is being solicited on behalf of our Board of Directors. We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, and delivery of this Proxy Statement, via electronic means or paper means upon stockholder request. In addition, our non-employee directors, officers, employees, and agents may also solicit proxies in person, by telephone, by electronic mail, or by other means of communication. We will not pay any additional compensation to our non-employee directors, officers, or other employees for soliciting proxies.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results during the Annual Meeting and publish the final voting results in a Current Report on Form 8-K filed within four business days after the Annual Meeting.

What is the deadline for submitting proposals for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

Appropriate proposals of stockholders intended to be presented at CryoLife’s 2021 Annual Meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”) must be received by CryoLife by December 1, 2020, for inclusion in its Proxy Statement and form of proxy relating to that meeting. Stockholder proposals must comply with the requirements of Rule 14a-8 of the Exchange Act and any other applicable rules established by the Securities and Exchange Commission. Proposals of stockholders intended to be presented during the Annual Meeting of Stockholders to be held in 2021 without inclusion of such proposals in our Proxy Statement relating to such annual meeting must be received not later than the close of business on the 60th day and not earlier than the close of business in the 120th day prior to the first anniversary of the preceding year’s annual meeting.

Therefore, for the 2021 Annual Meeting of Stockholders, all stockholder proposals submitted outside of the stockholder proposal rules promulgated pursuant to Rule 14a-8 under the Exchange Act, including nominations for individuals to serve as non-employee directors, must be received by CryoLife by no later than March 22, 2021, but no earlier than January 20, 2021, in order to be considered timely. If such stockholder proposals are not timely received, proxy holders will have discretionary voting authority with regard to any such stockholder proposals that may come before the 2021 Annual Meeting of Stockholders. If the month and day of the next annual meeting is advanced or delayed by more than 30 calendar days from the month and day of the annual meeting to which this Proxy Statement relates, CryoLife shall, in a timely manner, inform its stockholders of the change, and the date by which proposals of stockholders must be received.

CRYOLIFE, INC. | 2020 Proxy Statement

PROPOSAL ONE – ELECTION OF DIRECTORS

Directors of CryoLife elected during the Annual Meeting to be held on May 20, 2020, will hold office until the next annual meeting, until their successors are duly qualified, or until their earlier death, resignation, or removal.

Director Nominees

Each of the nominees is currently a director of CryoLife. Should any nominee for the office of director become unable to accept nomination or election, it is the intention of the persons named on the proxy card, unless otherwise specifically instructed in the Proxy Statement, to vote for the election of such other person as the Board of Directors may recommend.

The following table sets forth the name and age of each nominee, the period during which each such person has served as a director of CryoLife, the number of shares of CryoLife’s common stock beneficially owned, either directly or indirectly, by such person, and the percentage of outstanding shares of CryoLife’s common stock such ownership represented at the close of business on March 11, 2020, according to information received by CryoLife. None of the shares of stock noted below are subject to a pledge or similar arrangement. Except for J. Patrick Mackin, our President, Chief Executive Officer, and Chairman of the Board, none of the nominees holds any other position or office with CryoLife.

Name of Nominee	Director Since	Age	Shares of CryoLife Stock Beneficially Owned(1) (#)	Percentage of Outstanding Shares of CryoLife Stock(6) (%)
Thomas F. Ackerman	2003	65	108,150(2)	*
Daniel J. Bevevino	2003	60	108,150(2)	*
Marna P. Borgstrom	2018	66	7,619(2)	*
James W. Bullock	2016	63	17,067(2)	*
Jeffrey H. Burbank	2017	57	12,327(2)	*
J. Patrick Mackin	2014	53	541,431(3)	1.4
Ronald D. McCall	1984	83	143,865(4)	*
Harvey Morgan	2008	78	85,400(5)	*
Jon W. Salveson	2012	55	88,150(2)	*

* Ownership represents less than 1% of the outstanding shares of CryoLife common stock.

(1) Except as otherwise noted, the nature of the beneficial ownership for all shares is sole voting and investment power.

(2) Includes 4,163 shares of unvested restricted stock.

(3) Includes 283,790 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 11, 2020. This amount also includes 82,112 shares of unvested restricted stock subject to forfeiture which Mr. Mackin holds as of March 11, 2020. This amount does not include 15,807 shares earned under 2018 and 2019 performance stock unit awards that had not vested as of March 11, 2020, and that will not vest within 60 days thereafter.

(4) Includes 16,000 shares of common stock held by Ms. Marilyn B. McCall, Mr. McCall’s spouse, and 4,163 shares of unvested restricted stock.

(5) Includes 40,617 shares held by Ms. Suzanne B. Morgan, Mr. Morgan’s spouse, and 4,163 shares of unvested restricted stock.

(6) There were 37,679,978 outstanding shares of CryoLife common stock as of the proxy record date.

Director Nominee Qualifications and Biographical Information

Thomas F. Ackerman has served as a director of CryoLife since December 2003. Until February 2017, Mr. Ackerman served as a consultant to Charles River Laboratories International, Inc. (NYSE: CRL) (“Charles River Laboratories”). Charles River Laboratories is a leading global provider of solutions that accelerate the early-stage drug discovery and development process, with a focus on in vivo biology, including research models and services required to enable in vivo drug discovery and development. Until early 2016, Mr. Ackerman served as a Senior Financial Advisor of Charles River Laboratories, a position he held since August 2015. From 2005 to 2015, he served as Executive Vice President and

CRYOLIFE, INC. | 2020 Proxy Statement

Chief Financial Officer of Charles River Laboratories. From 1999 to 2005, he served as Senior Vice President and Chief Financial Officer of Charles River Laboratories. Mr. Ackerman served as Vice President and Chief Financial Officer of Charles River Laboratories from 1996 to 1999, where he was employed since 1988. Mr. Ackerman is a director of the University of Massachusetts Amherst Foundation and serves on the audit committee of Olin College of Engineering. Mr. Ackerman received a B.S. in Accounting from the University of Massachusetts and became a Certified Public Accountant in 1979. Mr. Ackerman’s license is currently inactive.

The Board of Directors has determined that Mr. Ackerman should serve as a director of CryoLife because of his expertise in accounting and financial reporting, particularly in the biotechnology industry.

Daniel J. Bevevino has served as a director of CryoLife since December 2003. From 1996 until March 2008, Mr. Bevevino served as the Vice President and Chief Financial Officer of Respironics, Inc., a company that developed, manufactured and marketed medical devices used primarily for the treatment of patients suffering from sleep and respiratory disorders. He was employed by Respironics beginning in 1988. In March 2008, Respironics was acquired by Royal Philips Electronics (NYSE: PHG) (“Philips”), whose businesses included a variety of medical solutions including medical diagnostic imaging and patient monitoring systems, as well as businesses focused on energy efficient lighting and consumer products. From March 2008 to December 31, 2009, Mr. Bevevino was employed by Philips as the Head of Post-Merger Integration – Respironics, as well as in various operating capacities, to help facilitate the integration of the combined companies. He is currently an independent consultant providing interim chief financial officer services in the life sciences industry, and he currently serves as a director of one of the private companies for which he provides services. He began his career as a Certified Public Accountant with Ernst & Young LLP. Mr. Bevevino’s license is currently inactive. Mr. Bevevino received a B.S. in Business Administration from Duquesne University and an MBA from the University of Notre Dame.

The Board of Directors has determined that Mr. Bevevino should serve as a director of CryoLife because of his expertise in accounting and financial reporting, particularly in the medical device industry.

Marna P. Borgstrom has served as a director of CryoLife since June 2018. Since 2005, Ms. Borgstrom has been President, Chief Executive Officer, and a board member of the Yale New Haven Health System, an integrated health care delivery system that operates in Connecticut, western Rhode Island, and Westchester County, New York. Additionally, Ms. Borgstrom currently serves on several nationally recognized boards including Vizient, Inc., a privately held, member-driven healthcare performance improvement company, the Coalition to Protect America’s Healthcare, and the Healthcare Institute. Ms. Borgstrom received her Bachelor of Arts from Stanford University and a Masters in Public Health from Yale University.

The Board of Directors has determined that Ms. Borgstrom should serve as a director of CryoLife because of her extensive experience as a senior executive leading a large, complex organization in the healthcare sector.

James W. Bullock has served as a director of CryoLife since October 2016. Mr. Bullock previously served as the President and Chief Executive Officer of Zyga Technology, Inc. (“Zyga Technology”), a privately-held medical device company focused on products that treat conditions of the lumbar spine, until January 2018, when RTI Surgical, Inc. (NASDAQ: RTIX) acquired Zyga Technology. Prior to that, he served for six years as President and Chief Executive Officer of Atritech, Inc. Atritech was a privately-held cardiovascular manufacturing company that was acquired by Boston Scientific (NYSE: BSX). Prior to that, he served for nine years as President and Chief Executive Officer and was a member of the board of directors of Endocardial Solutions, Inc. (NASDAQ: ECSI), a cardiac-focused medical device company that was acquired by St. Jude Medical, which was itself acquired by Abbott Laboratories (NYSE: ABT). He also served in that position at Stuart Medical, Inc., and began his career working in a variety of sales and marketing leadership positions at Baxter Healthcare, Inc. (NYSE: BAX), and American Hospital Supply Corporation. In addition to his service on the board of Endocardial Solutions, Inc., Mr. Bullock has also served on the boards of directors of several private companies. Currently, in addition to CryoLife’s Board of Directors, Mr. Bullock also serves as Chairman of the board of directors of Stimdia, Inc., a privately-held company that is conducting research for the development of medical devices for use in the critical care treatment of ventilator induced diaphragmatic dysfunction. Mr. Bullock also serves as a director for Surgical Information Science, Inc., a private health company, and CardioNxt, Inc., a private health company. Mr. Bullock received a B.S. in Public Administration from the University of Arizona.

The Board of Directors has determined that Mr. Bullock should serve as a director of CryoLife because of his business acumen and substantial senior leadership experience in the global medical device industry.

Jeffrey H. Burbank has served as a director of CryoLife since October 2017. Mr. Burbank is the Chief Technology Officer at Fresenius Medical Care North America, a division of Fresenius Medical Care (NYSE: FMS), the world’s largest provider of products and services for individuals with renal diseases. Prior to that, Mr. Burbank served as Chief Executive Officer and a member of the board of directors of NxStage Medical, Inc. (formerly NASDAQ: NXTM)

CRYOLIFE, INC. | 2020 Proxy Statement

(“NxStage Medical”), a leading medical technology company, positions he held since he founded NxStage Medical in 1998, until Fresenius Medical Care completed its acquisition of NxStage Medical in February 2019. Prior to founding NxStage Medical, Mr. Burbank was a co-founder of Vasca, Inc., a company that provided innovative implantable access devices, where he was the President and Chief Executive Officer, as well as Chairman of the Board. Mr. Burbank has over 30 years of senior leadership experience in the medical device industry, developing, marketing, and manufacturing products for end-stage renal disease patients. During his career he has been an inventor on over 50 U.S. patents for medical devices. Mr. Burbank received a B.S. in Industrial Engineering from Lehigh University.

The Board of Directors has determined that Mr. Burbank should serve as a director of CryoLife because of his business acumen and substantial global senior leadership experience in the medical device industry.

J. Patrick Mackin was named President and Chief Executive Officer of CryoLife in September 2014. He was appointed to the CryoLife Board of Directors in October 2014, and he was appointed Chairman of the Board of Directors in April 2015. Mr. Mackin has more than 25 years of experience in the medical device industry. Prior to joining CryoLife, Mr. Mackin served as President of Cardiac Rhythm Disease Management, the then largest operating division of Medtronic plc (NYSE: MDT) (“Medtronic”), from August 2007 to August 2014. At Medtronic, he previously held the positions of Vice President, Vascular, Western Europe and Vice President and General Manager, Endovascular Business Unit. Prior to joining Medtronic in 2002, Mr. Mackin worked for six years at Genzyme, Inc., serving as Senior Vice President and General Manager for the Cardiovascular Surgery Business Unit and as Director of Sales, Surgical Products division. Before joining Genzyme, Inc., Mr. Mackin spent four years at Deknatel/Snowden-Pencer, Inc. in various roles and three years as a First Lieutenant in the U.S. Army. Mr. Mackin has served as a director of Opsens, Inc. (TSXV: OPS and OTCQX: OPSSF), a fiber optic sensors manufacturer, since 2016. Mr. Mackin has served as a director of Wright Medical Group N.V. (NASDAQ: WMGI), a global medical device company focused on extremities and biologics, since July 2018. Mr. Mackin received an MBA from the Kellogg Graduate School of Management at Northwestern University and is a graduate of the U.S. Military Academy at West Point.

The Board of Directors has determined that Mr. Mackin should serve as a director of CryoLife because of his business acumen and substantial senior leadership experience in the global medical device industry. In addition, the Board of Directors believes that it is appropriate and useful to have the President and Chief Executive Officer of CryoLife serve as a member of the Board of Directors.

Ronald D. McCall has served as a director of CryoLife since January 1984. From 1985 to the present, Mr. McCall has been the owner of the law firm Ronald D. McCall, P.A., based in Tampa, Florida. Mr. McCall was admitted to the practice of law in Florida in 1961. Mr. McCall received a B.A. and a J.D. from the University of Florida.

The Board of Directors has determined that Mr. McCall should serve as a director of CryoLife because of his legal training and experience. Also, the Board of Directors believes that his long-standing involvement with CryoLife provides him with a unique perspective on current issues facing the Company.

Harvey Morgan has served as a director of CryoLife since May 2008. Mr. Morgan has more than 40 years of investment banking experience, with significant expertise in strategic advisory services, mergers and acquisitions, private placements, and underwritings. He served as a Managing Director of the investment banking firm Bentley Associates, L.P. from 2004 to December 31, 2012, and from 2001 to 2004 he was a Principal of Shattuck Hammond Partners, an independent investment banking and financial advisory firm. Mr. Morgan also served on the Board of Directors of Family Dollar Stores, Inc. (NYSE: FDO), a leading operator of discount variety stores, from 2007 to 2015, when Family Dollar Stores, Inc. was acquired by Dollar Tree Inc. (NASDAQ: DLTR), and Cybex International, Inc. (NASDAQ: CYBI), a leading manufacturer of premium exercise equipment, from 2003 to 2013. Mr. Morgan received his undergraduate degree from the University of North Carolina at Chapel Hill and an MBA from the Harvard Business School.

The Board of Directors has determined that Mr. Morgan should serve as a director of CryoLife because of his extensive business experience, including in the healthcare sector, particularly with respect to investment banking and capital markets.

Jon W. Salveson has served as a director of CryoLife since May 2012. Mr. Salveson is the Vice Chairman, Investment Banking and Chairman of the Healthcare Investment Banking Group at Piper Sandler Companies (NYSE: PIPR) (“Piper Sandler”), formerly Piper Jaffray Companies, a U.S. investment bank and asset management firm. Mr. Salveson has served in his present position as Vice Chairman, Investment Banking since July 2010. Mr. Salveson was appointed Global Head of Investment Banking and a member of the Executive Committee of Piper Jaffray in 2004. He joined Piper Jaffray in 1993 as an associate, was elected Managing Director in 1999, and was named the Group Head of Piper Jaffray’s international healthcare investment banking group in 2001. Mr. Salveson also serves on the Board of Directors of CHF Solutions, Inc. (NASDAQ: CHFS), an early-stage medical device company, and Asklepios

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Biopharmaceuticals, Inc., a private company specializing in gene therapy technologies. Mr. Salveson received his undergraduate degree from St. Olaf College in 1987 and an M.M.M. in finance from the Kellogg Graduate School of Management at Northwestern University.

The Board of Directors has determined that Mr. Salveson should serve as a director of CryoLife because of his broad and deep experience in the healthcare industry and the medical technology sector, and, particularly, his extensive experience in strategic advisory roles for global healthcare companies in hundreds of transactions.

Required Vote

Nominees for election as directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Since there are nine directorships to be filled, this means that the nine individuals receiving the most votes will be elected. Accordingly, abstentions and broker non-votes will not be relevant to the outcome.

The Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE nine NOMINEES FOR DIRECTOR LISTED IN THIS PROPOSAL ONE.

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CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Our Board of Directors believes that the purpose of corporate governance is to serve the interests of the Company and the Company’s stockholders in a manner that is consistent with the Board of Director’s fiduciary duties and the Company’s mission and core values. The Board of Directors has adopted and adheres to corporate governance practices that the Board of Directors and senior management believe promote this purpose, are sound, and represent best practices. The Board of Directors reviews these practices on an ongoing basis and revises them as appropriate.

Director Independence

In connection with its annual review in February 2020, and based on the information available to it, the Board of Directors determined that none of Ms. Borgstrom or Messrs. Ackerman, Bevevino, Bullock, Burbank, McCall, Morgan, or Salveson, has or had a material relationship with CryoLife, and that each qualified as an independent director under NYSE Listing Standards.

In addition to qualifying as “independent” within the meaning of Section 303A.02 of the NYSE Listing Company Standards, each member of the Compensation Committee must be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and at least two members of the Compensation Committee must be “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder. In determining the independence of any director who will serve on the Compensation Committee, the Board of Directors will consider all factors relevant to determining whether such director has a relationship with us that is material to the director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including, but not limited to (i) the source of compensation of such director, including any consulting, advisory, or other compensatory fee paid by us to the director and (ii) whether such director is affiliated with us, one of our subsidiaries, or an affiliate of one of our subsidiaries.

In addition to qualifying as “independent” within the meaning of Section 303.A02 of the NYSE Listing Standards, each member of the Audit Committee must also meet the criteria of Section 303.A06 and Rule 10A-3 promulgated under the Exchange Act.

Since 2005, Ms. Borgstrom has served as the CEO of Yale New Haven Health. Prior to that date, Ms. Borgstrom held various senior leadership positions at Yale New Haven Health. In 2019, Yale New Haven Health paid CryoLife $341,000 for tissue preservation services, and BioGlue and On-X products, and we expect this relationship to continue. These purchases were made on an arm’s-length bases. The Board of Directors considered this relationship and determined that Ms. Borgstrom’s relationship with Yale New Haven Health is not a material relationship that could impair her independence as a director of CryoLife.

The Board of Directors’ Right to Retain Advisors

The Board of Directors has authorized committees of the Board of Directors to retain their own advisors, such as auditors, compensation consultants, search firms, legal counsel, and others, to the extent the committees deem it appropriate.

The Board of Directors’ Leadership Structure

The President and Chief Executive Officer of CryoLife serves as the Chairman of the Board of Directors. The Board of Directors believes that this structure promotes fluid communication and coordination between the Board of Directors and management. Also, the Board of Directors believes that Mr. Mackin is well-suited to fill his management and Board of Directors roles and that the Board of Directors benefits from his serving in these dual roles.

In order to foster the Board of Directors’ independence from management, the leadership structure of the Board of Directors also includes a Presiding Director, a position held by an independent director. Mr. McCall assumed the role of Presiding Director in December 2005. The Presiding Director has frequent contact with Mr. Mackin and other members of management on a broad range of matters and has additional corporate governance responsibilities for the Board of Directors. Mr. McCall also serves as liaison between Mr. Mackin and the independent directors, approves meeting agendas and schedules to insure there is sufficient time for discussion of all agenda items, approves certain information sent to the Board, and has the authority to call meetings of the independent directors. Stockholders, can seek to directly consult with independent directors.

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The Board of Directors’ Role in Risk Oversight

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Management is primarily responsible for risk management, and management reports directly to the committees and the Board of Directors with respect to risk management. The Board of Directors is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks, and operational risks. In its risk oversight role, the Board of Directors reviews periodically the Company’s strategic plan, as well as an assessment of potential material risks facing the Company.

In particular, the Compensation Committee is responsible for ensuring that our compensation policies and practices do not incent excessive or inappropriate risk-taking by employees or non-employee directors. The Audit Committee is primarily responsible for, in coordination with our independent registered public accounting firm, oversight of our internal controls, operation of our internal audit, risk assessment and risk management, including cyber security oversight, and various financial and compliance functions. The Corporate Governance Committee monitors risk by ensuring that proper corporate governance standards are maintained and that the Board of Directors is comprised of qualified directors. The Compliance Committee is primarily responsible for oversight of our healthcare compliance function, including our compliance with quality systems and regulatory assurance laws and regulations, as well as our compliance with other healthcare compliance laws and regulations. Together with the Audit Committee, the Compliance Committee also exercises oversight of our compliance with certain laws and regulations, such as the European Union General Data Protection Regulation (“GDPR”) and the United States Foreign Corrupt Practices Act, and such policies as our Code of Conduct.

Board of Directors and Committee Meetings, Annual Meeting of Stockholders and Attendance

During 2019, each director attended, either in person or by telephone, at least 75% of the meetings of the Board of Directors and the committees of the Board of Directors on which s/he served. In general, members of the Board of Directors become members of committees immediately following the Annual Meeting of Stockholders.

The Board of Directors held nine meetings during 2019. All of the then-current members of the Board of Directors attended the 2019 Annual Meeting of Stockholders. The Company does not have a policy requiring directors to attend the annual meeting, but attendance is strongly encouraged.

Standing Committees of the Board of Directors; Committee Assignments

During 2019, the Board of Directors had four standing committees: the Audit Committee, the Compensation Committee, the Corporate Governance Committee, and the Compliance Committee. In 2019, the Audit Committee met eleven times, the Compensation Committee met eight times, the Corporate Governance Committee met six times, the Compliance Committee met four times, the Compensation Committee and the Corporate Governance Committee met jointly one time, and the Audit Committee and the Compliance Committee met jointly one time. These committees are described below, and the following table lists the members of each of the standing committees as of the date of this Proxy Statement:

Director	Audit Committee	Compensation Committee	Corporate Governance Committee	Compliance Committee
J. Patrick Mackin, Chairman, President, and Chief Executive Officer
Thomas F. Ackerman	✔	✔
Daniel J. Bevevino	✔	Chair
Marna P. Borgstrom				✔
James W. Bullock			✔	✔
Jeffrey H. Burbank			✔
Ronald D. McCall, Presiding Director		✔	Chair
Harvey Morgan	Chair			✔
Jon W. Salveson			✔	Chair

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Audit Committee — The Audit Committee operates under a written charter that sets out the committee’s functions and responsibilities. The Audit Committee currently consists of three non-employee directors: Mr. Morgan, Chair, Mr. Ackerman, and Mr. Bevevino, each of whom served on the Audit Committee for all of 2019. Each of the members of the Audit Committee meets the requirements of independence of Section 303A.02 of the current NYSE Listing Standards and also meets the criteria of Section 303A.06, as set forth in Rule 10A-3 promulgated under the Exchange Act, regarding listing standards related to audit committees. No member of the Audit Committee serves on the audit committee of more than three public companies. In addition, the Board of Directors has determined that all of the current members of the Audit Committee satisfy the definition of an “audit committee financial expert,” as promulgated by the Securities and Exchange Commission (the “SEC”).

The Audit Committee charter gives the Audit Committee the authority and responsibility for the appointment, retention, compensation, and oversight of CryoLife’s independent registered public accounting firm, including pre-approval of all audit and non-audit services to be performed by CryoLife’s independent registered public accounting firm. The Audit Committee also oversees, and must review and approve, all significant related party transactions. See Policies and Procedures for Review, Approval, or Ratification of Transactions with Related Parties beginning on page 16; see also the Report of the Audit Committee on page 20.

The Audit Committee reviews the general scope of CryoLife’s annual audit and the nature of services to be performed for CryoLife in connection with it, acting as liaison between the Board of Directors and the independent registered public accounting firm. The Audit Committee also reviews various Company policies, including those relating to accounting practices and internal control systems of CryoLife. In addition, the Audit Committee is responsible for reviewing and monitoring the performance of CryoLife’s independent registered public accounting firm, for engaging or discharging CryoLife’s independent registered public accounting firm, and for assisting the Board of Directors in its oversight of risk management and legal and financial regulatory requirements.

Compensation Committee — The Compensation Committee operates under a written charter that sets out the committee’s functions and responsibilities. The Compensation Committee currently consists of three non-employee directors: Mr. Bevevino, Chair, Mr. Ackerman, and Mr. McCall, each of whom served on the Compensation Committee for all of 2019. Each member of the Compensation Committee meets the independence requirements of Sections 303A.02(a)(i) and (ii) of the current NYSE Listing Standards, is a non-employee director within the meaning of Rule 16b-3 under the Exchange Act and is a disinterested director within the meaning of Section 162(m) of the Internal Revenue Code of 1986. Pursuant to the Compensation Committee charter, the Compensation Committee is responsible for reviewing the performance of officers, including the CEO, and setting the annual compensation for them. The Compensation Committee also oversees the issuance of stock options, restricted stock awards, restricted stock units, performance stock units, and other stock rights and cash incentives under CryoLife’s stock and incentive plans. In conjunction with the Corporate Governance Committee and Board of Directors, the Compensation Committee approves severance arrangements for officers. The Compensation Committee reviews and approves the performance metrics upon which a portion of the compensation of CryoLife’s CEO and other officers is based, and together with the Corporate Governance Committee, annually reviews the CEO’s objectives and performance, recommends changes thereto, and sets the CEO’s compensation package. See Compensation Discussion and Analysis on page 22 for information concerning the Compensation Committee’s role, processes, and activities in overseeing executive compensation.

Pursuant to its charter, the Compensation Committee has the authority to delegate any of its decisions to a sub-committee of the Compensation Committee consisting of two committee members, provided that a full report of any action taken is promptly made to the full Compensation Committee.

The Compensation Committee has the power to retain, determine the terms of engagement and compensation of, and terminate any consulting firm that may assist it in its decisions.

Corporate Governance Committee — The Corporate Governance Committee operates under a written charter that sets out the committee’s functions and responsibilities. The Corporate Governance Committee currently consists of four non-employee directors: Mr. McCall, Chair, Mr. Bullock, Mr. Burbank, and Mr. Salveson, each of whom served on the Corporate Governance Committee for all of 2019. Each of these individuals meets the requirements of independence of Section 303A.02 of the current NYSE Listing Standards. The Corporate Governance Committee recommends potential candidates for the Board of Directors and oversees the annual self-evaluations of the Board of Directors, its committees, and individual directors. The Corporate Governance Committee is also responsible for overseeing succession planning for the Board and officers, including the CEO. Each year the Corporate Governance Committee, together with the Compensation Committee, evaluates the performance of CryoLife’s CEO and sets his compensation. The Corporate Governance Committee also recommends to the Board of Directors how the other committees of the Board of Directors should be structured, and which non-employee directors should be members of those committees. The Corporate

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Governance Committee also reviews and makes recommendations to the Board of Directors regarding the development of, and compliance with, the Company’s corporate governance guidelines and other governance policies, procedures, and practices.

Compliance Committee — The Compliance Committee operates under a written charter that sets out the committee’s functions and responsibilities. The Compliance Committee currently consists of four non-employee directors: Mr. Salveson, Chair, Ms. Borgstrom, Mr. Bullock, and Mr. Morgan. Ms. Borgstrom and Messrs. Salveson, Bullock, and Morgan each served on the Compliance Committee for all of 2019. Each of these individuals meets the requirements of independence of Section 303A.02 of the current NYSE Listing Standards. The charter of the Compliance Committee requires that a majority of its members be independent. Among other things, the Compliance Committee assists the Company in its oversight of CryoLife’s compliance with healthcare laws and regulations, including regulations and laws related to regulatory affairs and quality assurance, and general healthcare compliance such as the Anti-Kickback Statute. The Compliance Committee also receives periodic reports from the Company’s senior management regarding quality and regulatory systems and provides input into certain internal regulatory affairs and quality assurance and healthcare compliance policies. Finally, pursuant to its charter, the Compliance Committee, jointly with the Audit Committee, assists in the oversight of compliance with certain policies and procedures such as the Company’s Code of Conduct and our policies with respect to GDPR and the United States Foreign Corrupt Practices Act.

Procedures for Stockholders Who Wish to Submit Recommendations to the Board of Directors

Stockholders may recommend potential candidates for director to the Corporate Governance Committee. The policy of the Corporate Governance Committee is to give the same consideration to nominees recommended by stockholders that it gives to individuals whose names are submitted by management or non-employee directors, provided such recommendations from stockholders are made in accordance with procedures described in this Proxy Statement under the FAQ “What is the deadline for submitting proposals for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?” When considering a potential candidate, the Corporate Governance Committee considers, among other things, demonstrated character, judgment, relevant business, functional, and industry experience, degree of intellectual and business acumen, and, when contemplating overall board diversity, ethnicity, race, and gender. The Corporate Governance Committee does not have a formal policy with respect to diversity; however, the Board of Directors and the Corporate Governance Committee believe that it is important that the members of the Board of Directors represent diverse backgrounds and viewpoints. The Corporate Governance Committee’s process for identifying and evaluating nominees typically involves a series of internal discussions, review of information concerning candidates, and interviews of selected candidates. From time to time, we have also engaged one or more executive search consulting firms to assist in the identification and recruitment of potential director candidates.

The Corporate Governance Committee has not received any recommended director nominees for election at the 2020 Annual Meeting from any CryoLife stockholder or group of stockholders beneficially owning in excess of 5% of CryoLife’s outstanding common stock. Stockholders may communicate with the Corporate Governance Committee or the Board of Directors by following the procedures set forth below at Communication with the Board of Directors and its Committees on page 17.

The current policy of the Board of Directors requires each director to offer to voluntarily resign upon a change in such director’s principal employment or line of business. The Corporate Governance Committee will then review whether such director continues to meet the needs of the Board of Directors and whether to make a recommendation to the Board of Directors that it should accept the director’s offer to resign.

Current policy of the Board of Directors also limits the number of other public company boards on which CryoLife’s directors may serve. Non-employee directors may serve on no more than three public company boards in addition to service on the Company’s Board of Directors, and the CEO’s service on the board of any other organization is restricted by his employment agreement with the Company and is subject to prior approval by the Board of Directors.

CryoLife, Inc. Code of Conduct

CryoLife has established a Code of Conduct that clarifies the Company’s standards of conduct in potentially challenging situations; makes clear that CryoLife expects all employees, officers, and non-employee directors to abide by applicable legal and regulatory requirements and to understand and appreciate the ethical considerations of their decisions; and reaffirms the Company’s long-standing commitment to a culture of corporate and individual accountability and responsibility for the highest ethical and business practices.

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In addition to the Code of Conduct, the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, Assistant Controller, and all other senior financial officers are also subject to the Company’s Code of Ethics for Senior Financial Officers. In the event that CryoLife amends or waives any of the provisions of the Code of Conduct or Code of Ethics for Senior Financial Officers applicable to its Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, or Assistant Controller, the Company will disclose that information on the Company’s website at http://investors.cryolife.com/corporate-governance/cryolifes-code-conduct.

Policies and Procedures for Review, Approval, or Ratification of Transactions with Related Parties

The Board of Directors has adopted policies and procedures for review, approval, or ratification of transactions with related parties.

Types of Transactions Covered

It is our policy to enter into or ratify related party transactions only when the Board of Directors, acting through the Audit Committee or as otherwise described herein, determines that the related party transaction in question is in, or is not inconsistent with, the best interests of CryoLife and its stockholders. We follow the policies and procedures below for any transaction in which we are, or are to be, a participant and the annual amount involved exceeds $50,000 and in which any related party, as defined below, had, has, or will have a direct or indirect interest. Pursuant to the policy, compensatory arrangements with an officer or non-employee director that are approved or ratified by the Compensation Committee or compensation received under our employee benefit plans that are available to all employees do not require additional Audit Committee approval.

The Company subjects the following related parties to these policies: non-employee directors (and nominees); executive officers; beneficial owners of more than 5% of our stock; any immediate family members of these persons; and, any entity in which any of these persons is employed, or is a general partner or principal, or has a similar position, or in which the person has a 10% or greater beneficial ownership interest.

Standards Applied and Persons Responsible for Approving Related Party Transactions

The Corporate Secretary is responsible for submitting to the Audit Committee for its advance review and approval any related party transaction, other than on-going transactions, into which we propose to enter. If the Corporate Secretary determines that it is not practicable or desirable to wait until the next regularly scheduled Audit Committee meeting, she will submit the related party transaction for approval or ratification to the Chair of the Audit Committee, who possesses delegated authority to act between Audit Committee meetings. The Chair will report any action he has taken under this delegated authority to the Audit Committee at its next regularly scheduled meeting and seek ratification of such approval. If any related party transaction inadvertently occurs before the Audit Committee has approved it, the Corporate Secretary will submit the transaction to the Audit Committee for ratification as soon as reasonably practicable. If the Audit Committee does not ratify the transaction, the Audit Committee will direct management as to what action it proposes management take regarding the transaction.

When considering a related party transaction, the Audit Committee will examine all factors it deems relevant. The Audit Committee, or the Chair, will approve only those transactions that they have determined in good faith are in, or are not inconsistent with, the best interests of CryoLife and its stockholders.

The Corporate Secretary may delegate her duties under the policy to another officer of CryoLife if she gives notice of the delegation to the Audit Committee at a regularly scheduled Audit Committee meeting.

Review of Ongoing Transactions

At a meeting of the Audit Committee in the first quarter of each fiscal year, the Audit Committee reviews all related party transactions that are ongoing and have a remaining term of more than six months or remaining amounts payable to or receivable from CryoLife of more than $50,000 annually. Based on all relevant facts and circumstances, the Audit Committee will determine whether it is, or is not inconsistent with, the best interests of CryoLife and its stockholders to continue, modify, or terminate the on-going related party transaction. Review of 2019 ongoing related party transactions is located at Director Independence beginning on page 12.

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Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serve, or served during fiscal 2019, as a member of the compensation committee of any other company that has or had an executive officer serving as a member of our Board of Directors. None of our executive officers currently serve, or served during fiscal 2019, as a member of the board of directors of any other company that has or had an executive officer serving as a member of our Compensation Committee.

Communication with the Board of Directors and Its Committees

Interested parties may communicate with the Board of Directors, the Presiding Director, the non-employee directors as a group, committee chairs, committees, and individual directors by directing communications to the Corporate Secretary, who will forward them as appropriate, unless they clearly constitute unsolicited general advertising or inappropriate material. Please send all communications in care of Jean F. Holloway, General Counsel and Corporate Secretary, CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144.

Availability of Corporate Governance Documents

You may view current copies of the charters of the Audit, Compensation, Corporate Governance, and Compliance Committees, as well as the Company’s Corporate Governance Guidelines and Code of Conduct, on the CryoLife website at http://investors.cryolife.com/corporate-governance/governance-highlights.

Notwithstanding anything to the contrary set forth in any of CryoLife’s filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate other CryoLife filings, including this Proxy Statement, in whole or in part, neither of the following Reports of the Audit Committee and the Compensation Committee shall be incorporated by reference into any such filings.

DIRECTOR COMPENSATION

Elements of Non-Employee Director Compensation

Annual Retainer and Committee Chair Fees

Absent exceptional circumstances, every other year, the Compensation and Corporate Governance Committees each consider whether to make adjustments to non-employee director compensation and recommend those adjustments, if any, to the Board of Directors.

Each of the non-employee directors of CryoLife receives an annual cash retainer for service on the Board of Directors, service on committees of the Board of Directors, service as the Chair of the committees of the Board of Directors, and service as Presiding Director, as applicable and as noted in the table below. CryoLife pays all cash retainers on a prorated monthly basis. Currently, the Presiding Director is also the Chair of the Corporate Governance Committee, and he does not receive any additional compensation for his position as Chair of that committee.

2019 Board of Director Retainers
Annual Board Service	$45,000
Presiding Director(1)	$25,000

Committee	Committee Chair Retainer(2)	Committee Membership Retainer
Audit	$20,000	$10,000
Compensation	$15,000	$7,500
Corporate Governance	$10,000	$5,000
Compliance	$10,000	$5,000
(1) In addition to annual board service retainer. (2) Includes committee membership retainer.

CRYOLIFE, INC. | 2020 Proxy Statement

Restricted Stock Grants

A portion of the non-employee directors’ annual compensation is issued as restricted stock. The shares of restricted stock are issued each year generally following the Annual Meeting of Stockholders. With respect to 2019 grants, the Compensation and Corporate Governance Committees recommended, and the Board of Directors approved, a grant value of $125,000 per non-employee director and in May 2019, the Company granted 4,163 shares of restricted stock to each of the non-employee directors at the time of grant, which will vest on May 16, 2020. The size and terms of the grants are subject to periodic re-evaluation jointly by the Compensation and the Corporate Governance Committees. All equity grants to non-employee directors in 2019 were made pursuant to the CryoLife, Inc. Equity and Cash Incentive Plan (the “ECIP”). The non-employee director will forfeit any unvested portion of the award if he ceases to serve as a director, other than for specific reasons under certain circumstances as described within the ECIP.

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Fiscal 2019 Director Compensation

The following table provides compensation information for the one-year period ended December 31, 2019, for each person who was a member of our Board of Directors in 2019, other than J. Patrick Mackin:

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Total ($)
(a)	(b)	(c)	(d)
Thomas F. Ackerman	62,500	125,015	187,515
Daniel J. Bevevino	70,000	125,015	195,015
Marna P. Borgstrom	50,000	125,015	175,015
James W. Bullock	55,000	125,015	180,015
Jeffrey H. Burbank	50,000	125,015	175,015
Ronald D. McCall	70,000	125,015	195,015
Harvey Morgan	70,000	125,015	195,015
Jon W. Salveson	60,000	125,015	185,015

(1) Amounts shown include annual board service retainer, committee Chair and committee membership retainers, and, for Mr. McCall, a Presiding Director retainer, earned by our non-employee directors during 2019.

(2) The amount shown represents the aggregate grant date fair value of the 4,163 restricted shares granted to each of the non-employee directors, as calculated in accordance with FASB ASC Topic 718. We issued the awards on May 16, 2019, and we valued them at $30.03 per share, which was the closing price on the grant date. See Notes 1 and 17 of the Notes to Consolidated Financial Statements filed with CryoLife’s Annual Report on Form 10-K for the year ended December 31, 2019, for assumptions we used in valuing restricted stock awards. The restricted stock represented here vests on May 16, 2020; accordingly, these shares remained subject to vesting restrictions as of December 31, 2019.

J. Patrick Mackin, Chairman, President, and Chief Executive Officer received no compensation in 2019 for his services as a director of the Company. His compensation as an executive officer of the Company is detailed in the Summary Compensation Table on page 41.

Director Stock Ownership Requirements

In November 2015, the Corporate Governance Committee approved a change to the non-employee director stock ownership requirements to five times the then current annual board service retainer for non-employee directors. All non-employee directors currently satisfy this standard, except Ms. Borgstrom, who became a director in July 2018. The Compensation and Corporate Governance Committees generally evaluate stock ownership requirements for non-employee directors on a biennial basis.

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REPORT OF THE AUDIT COMMITTEE

The Board of Directors maintains an Audit Committee of three non-employee directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rules of the NYSE that govern audit committee composition, including the requirement that each audit committee member be “Independent Directors” as that term is defined by Sections 303A.02 and 303A.06 of the NYSE Listing Standards and Rule 10A-3 promulgated under the Securities Exchange Act of 1934.

The Audit Committee oversees CryoLife’s financial processes and the Company’s cyber security preparedness on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in CryoLife’s Annual Report on Form 10-K for fiscal 2019 and discussed them with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Board of Directors and the Audit Committee have adopted a written Audit Committee Charter. Since the first quarter of 2004, CryoLife has retained a separate accounting firm to provide internal audit services. The internal audit function reports directly to the Audit Committee and, for administrative purposes, to the Chief Financial Officer.

During the course of fiscal 2019, management completed the documentation, testing, and evaluation of CryoLife’s system of internal controls over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was kept informed of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management and Ernst & Young LLP, CryoLife’s independent registered public accounting firm, at each regularly scheduled Audit Committee meeting. The Audit Committee also reviewed the report of management on internal controls over financial reporting contained in CryoLife’s Annual Report on Form 10-K for fiscal 2019, as well as Ernst & Young LLP’s Reports of Independent Registered Public Accounting Firm included in CryoLife’s Annual Report on Form 10-K for fiscal 2019 related to its audit of (i) CryoLife’s consolidated financial statements and (ii) the effectiveness of CryoLife’s internal controls over financial reporting. The Audit Committee continues to oversee CryoLife’s efforts related to CryoLife’s internal controls over financial reporting and management’s preparations for the evaluation thereof for fiscal 2020.

The Audit Committee reviewed with Ernst & Young LLP, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of CryoLife’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. Ernst & Young LLP also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence. The Audit Committee discussed with Ernst & Young LLP and management that firm’s independence from management and CryoLife.

The Audit Committee discussed with Ernst & Young LLP the overall scope and plans for its audit. The Audit Committee met with Ernst & Young LLP, with and without management present, to discuss the results of its examination, its evaluation of CryoLife’s internal controls, and the overall quality of CryoLife’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee members did not become aware of any material misstatement in the audited financial statements and recommended to the Board of Directors that the audited financial statements be included in CryoLife’s Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the Securities and Exchange Commission. The Audit Committee has approved Ernst & Young LLP as CryoLife’s independent registered public accounting firm for fiscal 2020.

Audit Committee

HARVEY MORGAN, CHAIR
THOMAS F. ACKERMAN
DANIEL J. BEVEVINO

This foregoing audit committee report is not “soliciting material,” is not deemed “filed” with the SEC, and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing of the Company’s under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent the Company specifically incorporates this report by reference.

CRYOLIFE, INC. | 2020 Proxy Statement

PROPOSAL TWO – ADVISORY VOTE ON EXECUTIVE COMPENSATION

CryoLife seeks a non-binding vote from its stockholders to approve the compensation paid to our named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion. This vote is commonly referred to as a “Say on Pay” vote because it gives stockholders an opportunity to express their approval or disapproval to the Company regarding its pay practices.

As discussed in detail in the Compensation Discussion and Analysis that follows, our executive compensation programs are designed to attract, retain, motivate, and reward executive talent that is capable of, and appropriately incented to, deliver on CryoLife’s short and long-term growth and other strategic objectives and on CryoLife’s commitments to its stockholders, in particular, long-term value creation. We believe that the form and amount of compensation we provide our current named executive officers appropriately reflects their extensive management experience, continued high performance, and exceptional service to CryoLife and our stockholders.

We invite you to consider the details of our executive compensation program as disclosed more fully throughout this Proxy Statement. Regardless of the outcome of this “Say on Pay” vote, CryoLife welcomes input from its stockholders regarding executive compensation and other matters related to the Company’s success generally. We believe in a corporate governance structure that is responsive to stockholder concerns, and we view this vote as a meaningful opportunity to gauge stockholder approval of our executive compensation policies. Given the information provided in this Proxy Statement, the Board of Directors asks you to approve the following advisory resolution:

“Resolved, that CryoLife’s stockholders approve, on an advisory basis, the compensation paid to CryoLife’s named executive officers, as disclosed in this Proxy Statement.”

Required Vote

The votes cast for this proposal must exceed the votes cast against it in order for it to be approved. Accordingly, abstentions and broker non-votes will not be relevant to the outcome. As previously disclosed and approved by the stockholders, the Board of Directors currently submits a say on pay proposal annually. The annual frequency of this disclosure and approval was the subject of a vote of the stockholders at the Company’s 2017 Annual Meeting and was supported by more than 77% of the stockholder votes.

The Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE
COMPENSATION PAID TO CRYOLIFE’S NAMED EXECUTIVE OFFICERS.

CRYOLIFE, INC. | 2020 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes the principles, objectives, and features of our executive compensation program as applied to our chief executive officer and the other named executive officers included in the Summary Compensation Table of this Proxy Statement (collectively, our “Named Executive Officers” or “NEOs”). For 2019, our NEOs were:

●	J. Patrick Mackin	President, Chief Executive Officer, and Chairman of the Board of Directors
●	D. Ashley Lee	Executive Vice President, Chief Operating Officer, and Chief Financial Officer
●	Jean F. Holloway	Senior Vice President, General Counsel, Chief Compliance Officer, and Corporate Secretary
●	John E. Davis	Senior Vice President, Global Sales and Marketing
●	Michael S. Simpson	Senior Vice President, Regulatory Affairs and Quality Assurance

EXECUTIVE SUMMARY

The Compensation Committee, referred to hereinafter as the “Committee,” generally considers and approves executive compensation each year at a meeting held in the first quarter of the fiscal year. These compensation decisions take into account a variety of information and analyses, including alignment of compensation vehicles with the Committee’s compensation philosophy, prior-year Company and individual executive performance, current-year performance expectations, any changes in roles and responsibilities, and competitive market data provided by the Committee’s independent compensation consultant and by management.

2018 Say on Pay Vote and 2019 Program Decisions

At CryoLife’s Annual Meeting of Stockholders on May 23, 2018, over 86% of the stockholder votes cast were in favor of our NEOs’ 2017 compensation. This advisory vote indicated strong stockholder support for the executive compensation program, which was used to determine NEO compensation.

The Committee considered these 2018 advisory vote results as it evaluated its compensation policies and made compensation decisions subsequent to the 2018 Annual Meeting. Based in part on this consideration, together with the individual executive’s performance, and the Company’s actual and expected performance, as well as competitive market data provided by the Committee’s independent compensation consultant and by management, and after also considering recommendations from its independent compensation consultant and from management, the Committee decided to make only very modest adjustments to the existing annual executive compensation programs for 2019. The Committee added a new 5-year performance-based equity award, as discussed in more detail below. The following is a summary of the Committee’s significant decisions regarding NEO compensation for 2019:

●

NEOs received 2019 base salary increases from 3.5% to 4%, based on considerations such as personal performance, Company performance, and market positioning, with the exception of Mr. Simpson, who was not a NEO for 2018, and who did not receive a 2019 base salary increase due principally to his December 2018 start date with CryoLife;

●

The Committee maintained the same types of annual equity vehicles (stock options, restricted stock awards, and performance stock units) for officer annual long-term incentive awards that it had used in 2018, as well as the equal allocation among the equity vehicles based on estimated grant date fair value;

●

The Committee maintained the target annual equity value of annual equity vehicles from 2018 to 2019 for all NEOs except for Mr. Mackin, whose target value of equity was increased to reflect Company performance and market positioning. The target equity values for NEOs annual equity in 2019 were as follows: Mr. Mackin’s was increased from $1,900,000 to $2,128,000; Mr. Lee’s remained at $500,000; Ms. Holloway’s and Mr. Davis’s remained at $400,000; and Mr. Simpson received his first annual equity awards, with a target value of $400,000. As a reward for exceptional personal performance in 2018, Mr. Lee received an increase of 5% above his 2019 target equity value, resulting in a 2019 adjusted target equity value of $525,000, and Ms. Holloway and Mr. Davis each received an increase of 10% above their 2019 target equity value, resulting in a 2019 adjusted target equity value of $440,000;

●	The Committee maintained the design metric of performance stock unit awards at 100% of payout based on performance to target adjusted EBITDA;

CRYOLIFE, INC. | 2020 Proxy Statement

●

The Committee modified the cash bonus awards’ design metrics for 2019 from 2018. The Committee kept the revenue and adjusted income metrics and eliminated personal performance as a separate metric. The Committee increased the weight assigned to each of the revenue and adjusted income metrics from 40% to 50%. The Committee incorporated personal performance as a modifier to permit an upward or downward adjustment of up to 20% to the calculated cash bonus, depending on an individual officer’s personal performance. The payouts associated with each of the revenue and adjusted income metrics are not capped, but the overall cash bonus is capped at 200% of target, inclusive of any impact from the personal performance modifier;

●

The Committee maintained the target of cash bonuses as a percent of salary from 2018 to 2019 to reflect Company performance and market positioning, at the following percentages of base salary: Mr. Mackin at 100%; Mr. Lee at 60%; Ms. Holloway and Messrs. Davis and Simpson at 50%; and,

●

The Committee also awarded key employees, including all NEOs, a 5-year performance-based equity award (the “5-Year LTIP”), described in detail below, with payouts only occurring at a pre-identified threshold Adjusted Annual Revenue Growth rate, and if that threshold is met, the payouts are then modified (or kept the same) based on gross margin performance.

Pay-for-Performance Alignment

The Committee believes it has developed a compensation program that ensures that the interests of the Company’s executives, including its NEOs, are aligned with those of its stockholders by strongly linking executive compensation with Company and personal performance at levels such that executives are incented to drive long-term value creation. The key pay-for-performance aspects of the executive compensation program are described below:

●	50% or more of each NEO’s total target direct compensation is in the form of variable pay tied to individual and/or Company performance;

●

Short-term incentives are based significantly on revenue and adjusted net income performance, as defined below, factors over which executives are expected to have substantial control and which are intended to incentivize executives to achieve Company performance on key financial metrics;

●	Targets for short-term incentive opportunities are set at challenging levels designed to incentivize executives to achieve business growth at or above levels expected by stockholders;

●

Annual long-term incentive opportunities are equity-based and include stock options, which only provide value to executives if the stock price increases beyond the grant date price, and performance stock units, which are only earned if specified results at challenging levels for adjusted EBITDA, as defined below, are attained, incentivizing executive performance that furthers our strategic goals, and drives stockholder value;

●	NEOs are subject to minimum stock ownership requirements to ensure alignment with stockholders and to encourage executives to maintain a long-term view of performance; and,

●

Our Clawback Policy, which has been updated as described further below, is designed to diminish the likelihood that executive officers unjustly benefit in cash or equity from significant misstatements in our financial statements.

As described in this Proxy Statement, in 2019 the executive compensation program effectively delivered pay-for-performance, as follows:

●

Our 2019 revenue result was 98.4% of target performance resulting in payout at 87.4% of target for this component of the cash bonus program. Our 2019 adjusted net income result was 95.0% of target performance resulting in payout at 86.6% of target for this component of the cash bonus program; and,

●	Our 2019 adjusted EBITDA performance was at 93.4% of target performance. This resulted in performance stock units being fixed at approximately 82.5% of the target award level.

Throughout this Proxy Statement, we refer to revenue, adjusted net income, and adjusted EBITDA. Adjusted net income and adjusted EBITDA reflect adjustments to measures reported under U.S. GAAP. Appendix A to this Proxy Statement provides certain required information regarding these non-GAAP measures, including a reconciliation to our audited U.S. GAAP financial statement measures for 2019, as presented in our 2019 Form 10-K filed on February 19, 2020.

CRYOLIFE, INC. | 2020 Proxy Statement

ROLES AND RESPONSIBILITIES

Compensation Committee

The Committee determines and approves the compensation of CryoLife’s executive officers, including the NEOs. The Committee is supported by the CEO, other executive management, and an independent compensation consultant, who attends Committee meetings when invited and provides input and information as requested by the Committee. The Committee regularly meets in executive session without the CEO or any members of management present. For 2019, the Committee made compensation decisions based on its own considerations and analyses, the compensation philosophy of the Committee, as well as on recommendations from management and the Committee’s independent compensation consultant. Our CEO does not exercise any decision-making authority over his own compensation or participate in Compensation or Corporate Governance Committee or Board meetings regarding his own compensation, except to discuss his own performance and compensation with those Committees or the Board during his annual performance review.

Independent Compensation Consultant

The Committee has the authority to engage independent consultants, including independent compensation consultants, to assist with its responsibilities. With respect to general executive compensation decisions made during fiscal 2019 and regarding 2019 compensation, the Committee retained Willis Towers Watson & Co. (“Willis Towers Watson”) as its primary independent compensation consultant for general executive compensation matters. The independent compensation consultant reports directly to the Committee, is directed by the Committee, and provides only those services authorized by the Committee. The independent compensation consultant provides no other services to CryoLife. The independent compensation consultant generally performs an annual review of officer and biennial review of non-employee director compensation, analyzes the relationship between officer pay, including that of our CEO, and Company performance, compares officer and non-employee director compensation against such compensation of appropriate comparator companies and industry standards, informs the Committee of emerging practices and trends, assists with special projects at the request of the Committee, and attends Committee meetings when invited. In February 2019, and again in February 2020, the Committee assessed the independence of Willis Towers Watson pursuant to applicable SEC and NYSE rules and concluded that Willis Towers Watson was independent and its work for the Committee did not raise any conflict of interest concerns.

COMPENSATION PHILOSOPHY AND OBJECTIVES

The Committee’s compensation philosophy is to attract, retain, motivate, and reward executive talent that has the capability, and is appropriately incented, to deliver on the Company’s short and long-term growth and other strategic objectives and on the Company’s commitments to its stockholders, in particular long-term value creation. To that end, the Company has designed the compensation program to align with corporate strategy and short-term and long-term objectives, achieve market competitiveness, emphasize pay-for-performance, align with stockholder interests, balance the interests of key stakeholders, and recognize the unique attributes specific to CryoLife and its executive team. Each primary component of compensation is intended to accomplish one or more of these objectives, as summarized in the following chart:

Compensation Component	Primary Purpose	Form	Performance Linkage
Base Salary	Provide sufficiently competitive pay to attract, retain, motivate, and reward experienced and capable executive talent.	Cash

Salary adjustments are based on individual executive performance, competitive market positioning, internal pay equity, and other factors; in addition, Company performance impacts the decision of whether or not any salary adjustments are made.

CRYOLIFE, INC. | 2020 Proxy Statement

Compensation Component	Primary Purpose	Form	Performance Linkage
Short-Term Incentive

Encourage and reward both individual achievement of performance objectives and aggregate Company performance against short-term financial and operating goals, maintain market competitiveness for top executive talent, and recognize the unique attributes an executive brings to the Company.

Cash

Short-term incentive payouts are 100% performance-based, with 50% based on revenue performance and 50% based on adjusted net income performance; the payout can then be increased or reduced by up to 20% based on individual executive performance.

Long-Term Incentive – Annual Equity

Encourage and reward long-term stockholder value creation, retain highly capable executive talent, and facilitate long-term stock ownership among our executive team to further align executive and stockholder interests.

Performance Stock Units Stock Options Restricted Stock Awards

Performance stock units are only earned if specific levels of Company performance are achieved during the relevant performance period; stock options deliver realizable value to executives only if the stock price increases beyond the grant date stock price; the realizable value of restricted stock awards is linked to CryoLife’s stock price after the grant date.

Long-Term Incentive – 5-Year LTIP (not annual)	Incent long-term stockholder value creation, by focusing on revenue growth and gross margin performance, and retain highly capable executive talent.	Performance Stock Units

5-year performance stock units are only earned if specific levels of Company revenue growth are achieved over each performance period (a 3-year period, followed by two 1-year periods). The payout is then modified for each performance period by gross margin performance in the last year of the performance period.

CRYOLIFE, INC. | 2020 Proxy Statement

COMPENSATION MIX

The Committee approves the primary components of the executive compensation program and generally intends for it to provide more variable pay opportunities than fixed pay opportunities and to place significant weight on long-term incentive opportunities. The Committee believes that this results in a pay program that aligns pay and performance. The following chart summarizes the target pay mix for the NEOs for fiscal 2019:

Compensation Component	Mackin	Lee	Holloway	Davis	Simpson
Salary($)	686,000	433,543	360,124	347,583	335,000
Short-Term Incentive (Target)($)	686,000	260,126	180,062	173,792	167,500
Long-Term Incentive - Annual Equity (Grant Date Fair Value at target)($)(1)	2,128,007	524,988	440,023	440,023	399,978
Long-Term Incentive – 5-Year LTIP (Grant Date Fair Value at target)($)(2)	2,999,997	500,000	400,000	400,000	400,000
Target Total Direct Compensation($)	6,500,004	1,718,657	1,380,209	1,361,398	1,302,478
% Fixed(3) % Variable(4)	10.6 89.4	25.2 74.8	26.1 73.9	25.5 74.5	25.7 74.3
% Short-Term Compensation(5) % Long-Term Compensation(6)	21.1 78.9	40.4 59.6	39.1 60.9	38.3 61.7	38.6 61.4

(1) Long-Term Incentive - Annual Equity (Grant Date Fair Value at target) is based on a grant date closing share price of $29.62 for both restricted stock and performance stock units.

(2) Long-Term Incentive - 5-Year LTIP (Grant Date Fair Value at target) is based on a grant date closing share price of $29.70 for performance stock units. The compensation amount shown associated with the 5-Year LTIP is eligible to be earned and vested over three performance periods across 5 years, from 2019 to 2023.

(3) Salary as a percentage of Target Total Direct Compensation.

(4) Short-Term Incentive plus Long-Term Incentive (Annual Equity and 5-Year LTIP) as a percentage of Target Total Direct Compensation.

(5) Salary plus Short-Term Incentive as a percentage of Target Total Direct Compensation.

(6) Long-Term Incentive (Annual Equity and 5-Year LTIP) as a percentage of Target Total Direct Compensation.

MARKET ANALYSIS

As part of its decision-making process, the Committee requests and reviews relevant market data regarding executive compensation levels, Company performance, and the relative relationship between executive pay and Company performance. However, the Committee views this data as one of many inputs to its decision-making process, which also includes other assessments of the Company’s performance, assessments of each executive’s performance, significant changes in roles and responsibilities, internal pay equity among executives, and retention considerations.

Each year, the Committee reviews and considers an executive compensation study prepared by Willis Towers Watson, additional compensation survey data provided by management, and internal equity information. The executive compensation study is generally completed in the fourth quarter of the year and is used to inform the Committee’s decisions regarding the subsequent year’s compensation. Accordingly, the relevant study and market information reviewed by the Committee with regard to 2019 officer compensation was prepared in October 2018 and presented to the Committee in the fourth quarter of 2018. We refer to this study as the “2018 Study.” The Committee reconsidered the 2018 Study for continued applicability at the January 2019 meeting. As in prior years, the 2018 Study assessed both the competitiveness of pay levels and the alignment of pay with Company performance.

The Company’s 2019 compensation peer group, which is described in more detail below, had median revenues, based on the latest figures available at the time the 2018 Study was prepared, of $278.7 million and median market capitalization as of June 2018, of $1,070.7 million. In addition to using officer pay information as disclosed by companies in the compensation peer group, the 2018 Study used survey data drawn from three compensation surveys of U.S. companies, including biotech and healthcare companies, with targeted revenues of $151.5-$501.0 million (with a median of $278.7 million), in order to approximate the Company’s estimated revenue for 2019. With respect to all NEOs included in the 2018 Study, the data in the study was an even blend of the 2019 peer group and the survey information. In each case, Willis Towers Watson trended the compensation data forward to January 1, 2019 by a factor of 3.0%. We refer to the blended 2019 peer group and survey compensation data for all NEOs as the “2019 Peer Group Information.”

CRYOLIFE, INC. | 2020 Proxy Statement

The following peer companies were used for the 2018 Study:

Peer Company	FYE Revenue(1) ($)
Natus Medical Incorporated	501.0
Insulet Corporation	463.8
Orthofix International N.V.	433.8
Accuray Incorporated	383.4
AngioDynamics, Inc.	351.3
Penumbra, Inc.	333.8
Nevro Corp.	326.7
Luminex Corporation	306.6
RTI Surgical, Inc.	279.6
Quidel Corporation	277.7
BioTelemetry, Inc.	273.5
K2M Group Holdings, Inc.	258.0
Abaxis, Inc.	244.7
Cardiovascular Systems, Inc.	204.9
Endologix, Inc.	181.2
AtriCure,Inc.	174.7
OraSure Technologies, Inc.	167.1
Cutera, Inc.	151.5
Median	278.7
CryoLife’s 2019 Revenues	276.0

(1) Latest FYE revenue, in millions, at the time the peer group was developed.

The Committee believed that the pay practices of these companies provided a useful reference point for pay and performance comparisons at CryoLife, especially considering CryoLife’s anticipated growth.

The following survey sources were used in the 2018 Study:

●    Willis Towers Watson US General Industry Executive Compensation Survey;

●    Mercer General Industry Executive Compensation Survey; and,

●    Radford Global Life Sciences Survey.

The peer companies were recommended by Willis Towers Watson and approved by the Committee. In approving the peer group, the Committee considered the fact that each company is (or was at the time) publicly-traded, operates in a similar industry, is similar in size, scope, and complexity, and is representative of our pool for executive talent. The Committee also concluded that the companies are (or were at the time) within a reasonable range of CryoLife’s historical, current, or projected revenues. Nonetheless, the Committee reviews and considers changes to the peer group and survey sources in connection with each year’s study. It does so to ensure that the peer group and survey sources continue to reflect appropriate reference points for CryoLife.

2019 COMPENSATION COMPONENTS

The primary components of CryoLife’s executive compensation program are base salary, short-term incentives, and long-term incentives. CryoLife also provides executives with tax-deferred savings opportunities, participation in Company-wide benefits programs, and limited perquisites.

CRYOLIFE, INC. | 2020 Proxy Statement

2019 Base Salary

The Committee generally reviews base salary levels each February as part of its overall review and approval of the executive compensation program. Based on its review in late 2018 and early 2019, the Committee determined it was appropriate to increase NEOs’ base salaries, for those who were considered for an increase, from 3.5% to 4.0% above 2018 levels.

Comparison of 2018 and 2019 Base Salaries
Executive	2018 ($)	2019 ($)	Increase (%)
Mackin	660,000	686,000	3.9
Lee	418,882	433,543	3.5
Holloway	346,273	360,124	4.0
Davis	334,214	347,583	4.0
Simpson(1)	335,000	335,000	0.0
(1) For 2018, the annualized salary for Mr. Simpson is provided. He began employment at CryoLife in December 2018 and did not receive a base salary increase for 2019 due to his short tenure.

Analysis

The 2018 Study showed that the base salaries for our NEOs, other than for Mr. Simpson, were within a competitive range of 97-109% of the median for similarly situated employees at companies in the Company’s peer group. Because Mr. Simpson was hired after the 2018 Study was completed, he is not included in that study. Rather, his base salary was set by use of a similar methodology, which indicated that his base pay was within 3% of the median of similarly situated employees at companies in the Company’s peer group. Based on input from management and in consultation with Willis Towers Watson, the Committee approved merit increases for 2019 for all officers, ranging from 3.0% to 4.1%, with the exception of officers whose employment responsibilities or job title had changed between 2018 and 2019 and Mr. Simpson, who started after October 1, 2018. NEO 2019 salary increases ranged from 3.5% to 4.0%, except for Mr. Simpson. In approving salary increases for NEOs, the Committee considered current market positioning, both individual and Company performance during 2018, and the Company’s budget for salary increases generally for all employees.

2019 Short-Term Incentives – the 2019 Cash Bonus Plan

The Committee approved the 2019 short-term incentive program (the “2019 Cash Bonus Plan”) in February 2019. The 2019 Cash Bonus Plan provides for the same performance metrics (adjusted for projected changes in 2019 levels of revenue and adjusted net income) and substantially the same design as the 2018 program, with unchanged target short-term incentive opportunities (as a percentage of base pay) from the 2018 program for the NEOs. The target short-term incentive opportunity for the CEO, the Executive Vice President/COO/CFO, and the Senior Vice Presidents remained at 100%, 60%, and 50% respectively of base salary. The Committee set these opportunities to be market competitive.

Analysis – Program Design

The chart below shows the performance metrics set for the 2019 Cash Bonus Plan:

2019 Performance Goals
Performance Measure	Weight (%)	Threshold ($)	Target ($)	Benchmark ($)
Revenue	50	269,800,000	284,000,000	303,880,000
Adjusted Net Income	50	49,636,000	58,395,000	70,074,000
The final payout can be increased or decreased, up to 20%, based on an individual executive’s performance. The final payout cannot exceed 200% of target payout.

See Appendix A to this Proxy Statement for further details regarding the revenue and adjusted net income performance measure and the reconciliation of that measure to net income as reported for purposes of U.S. GAAP.

CRYOLIFE, INC. | 2020 Proxy Statement

The Committee believed that the performance metrics of revenue and adjusted net income used in the 2018 short-term incentive program would continue to motivate executives to achieve significant growth in 2019 revenues and adjusted net income, as well as provide appropriate retention incentives. As a result, the Committee approved the same revenue and adjusted net income metrics (as adjusted for 2019 projections) that it used in the 2018 Cash Bonus Plan.

The Committee believed that 2019 threshold and target performance levels for revenue and adjusted net income were challenging. The 2019 revenue target performance level was within the range of 2019 product and service revenue guidance publicly announced by CryoLife.

For the 2019 Cash Bonus Plan, the performance metrics were updated and weights were changed from 2018, with a 100% payout for performance at target levels, a 200% total cap on payout, and the following additional primary features:

●	Revenues (50% of payout):
o	Under Threshold – less than 95% of target performance (0% payout)
o	Threshold – 95% of target performance (60% payout)
o	Benchmark – 107% of target performance (200% payout)
o	Over Benchmark – prorated along a sliding scale, with no cap on the payouts related to this individual metric (other than the overall cap on the cash bonus)

●	Adjusted net income (50% of payout):
o	Under Threshold – less than 85% of target performance (0% payout)
o	Threshold – 85% of target performance (60% payout)
o	Benchmark – 120% of target performance (200% payout)
o	Over Benchmark – prorated along a sliding scale, with no cap on the payouts related to this individual metric (other than the overall cap on the cash bonus)

●

Each individual executive’s short-term incentive can then be increased or decreased by up to 20% based on the executive’s personal performance, subject to an overall total cap on payout for short-term incentive of 200% of target.

The performance metrics required for payout are challenging in order to focus executives on achieving business performance goals that are aligned with business plans and communicated guidance and that further stockholder value creation.

In arriving at its decision to approve the 2019 Cash Bonus Plan design, metrics, and goals, the Committee took into consideration the following:

●	The Committee’s belief that the core plan design and its pay-for-performance orientation achieved the objectives of the Committee’s Compensation Philosophy;

●

The Committee’s belief that revenue and adjusted net income are key to incentivizing executives to achieve Company performance that will further the Company’s strategic business plan and ultimately deliver value to stockholders, without encouraging excessive risk taking by executives;

●	The plan’s similarity to the short-term incentive plans of the Company’s peer companies;

●	CryoLife’s 2018 performance, and whether any changes to performance metrics were required to achieve 2019 business goals; and,

●	Recent historical payout levels that the Committee believed indicated that performance goals over the last few years had been set at reasonably challenging levels.

The Committee sets short-term incentive opportunities, in conjunction with a review of base salaries, as part of executives’ overall target total cash compensation. The Committee decided to retain for 2019 two of the three metrics of the 2018 short-term incentive program, as discussed above, as it believed that these two performance metrics, revenue and adjusted net income, would continue to motivate executives to achieve financial measures core to shareholder value creation. The Committee increased the weights applicable to each of these metrics from 40% to 50%. The Committee also believed that changing the personal performance metric to a modifier of the overall bonus would better reflect the Committee’s intent to align pay with performance.

CRYOLIFE, INC. | 2020 Proxy Statement

With respect to adjusted net income, the Committee made no adjustments to exclude items over which it believed that executives had insufficient control or could distort the underlying operating performance of the Company. The Committee did adjust revenue achievement for constant currency, over which management has no control, by translating foreign currency at the budgeted FX rate, a change the Committee intends to carry forward absent unforeseen, changed, or exceptional circumstances.

The Committee discussed management’s recommended 2019 performance targets and payout opportunities with its independent compensation consultant and with management and determined that the recommended modifications to the 2018 program design, with updated targets to reflect 2019 goals, and the possibility for increased payout opportunities for executives, was consistent with the Committee’s desire to ensure that no short-term incentives would be paid unless challenging performance was achieved and then only at levels commensurate with such performance. The Committee believed the 2019 Cash Bonus Plan was appropriately incentivizing given the executives’ roles and authority with CryoLife, and that the size of the incentives were appropriate based on the 2019 Peer Group Information and internal pay equity considerations.

Analysis – Plan Payout

The 2019 Cash Bonus Plan payouts in early 2020 were based on actual financial performance results of CryoLife relative to the pre-determined goals. Based on reviews conducted by the CEO of individual performance relative to individual goals, Mr. Mackin increased certain individual NEO’s payouts by an individual performance modifier. The final 2019 Cash Bonus Plan payouts for each NEO (other than the CEO) were approved by the Compensation Committee after certification of 2019 performance metrics.

Mr. Mackin’s 2019 Cash Bonus Plan payout in early 2020 was also based on actual financial performance results of CryoLife relative to the pre-determined goals. The Board of Directors reviewed Mr. Mackin’s individual performance relative to his individual goals for 2019, and, the Compensation Committee having certified the 2019 performance metrics, the Board, upon the recommendation of the Compensation Committee, approved his bonus payout at the amount below.

The following tables show the performance results for 2019 and the actual amount of short-term incentive paid to each NEO:

2019 Annual Incentive Program (Cash Bonus Plan) Actual vs. Target Performance
Performance Measure	Weight (%)	Actual Performance ($)	Target Performance ($)	Performance % of Target (%)	Payout % of Target (%)
Revenue	50	279,537,000(1)	284,000,000	98.4	87.4
Adjusted Net Income	50	55,466,000	58,395,000	95.0	86.6
The final payout can be increased or decreased, up to 20%, based on an individual executive’s performance. The final payout cannot exceed 200% of target payout.

(1) To account for fluctuations in foreign currency, over which management has no control, the revenue performance metric was adjusted from the Company’s revenue performance reflected in the 10-K to adjust for constant currency by translating foreign currency at the budgeted FX rate.

2019 Annual Incentive Program (Cash Bonus Plan) Actual(1) vs. Target Payout
Executive	Actual Payout ($)	Target Payout ($)	Payout % of Target (%)
Mackin	596,985	686,000	87.0
Lee	249,009	260,126	95.7
Holloway	172,367	180,062	95.7
Davis	151,240	173,792	87.0
Simpson	145,765	167,500	87.0

(1) Actual payout reflects all adjustments made for each executive’s personal performance. Mr. Lee and Ms. Holloway’s cash bonuses were each increased by 10% based on their individual personal performance for 2019. No adjustments were made for Messrs. Mackin, Davis, or Simpson.

CRYOLIFE, INC. | 2020 Proxy Statement

These tables demonstrate how the 2019 Cash Bonus Program design effectively aligned performance and compensation, as the Company’s below-target performance with respect to revenue and adjusted net income yielded a below-target payout at 87.4% and 86.6% respectively for the portion of the bonus payout attributable to each metric, and an overall cash bonus payout at 87% of target, adjusted for performance in the cases of Mr. Lee and Ms. Holloway.

2019 Long-Term Incentives – Annual Equity

Based on input from management and in consultation with Willis Towers Watson, the Committee considered the Annual Long-Term Incentive Program and determined to continue in the design of the 2019 program the 2018 program’s mix of equity awards as an equal one-third allocation of total value among stock options, restricted stock, and performance stock units. This mix may be altered for executives located outside of the United States to accommodate local tax issues.

The Committee determined that the estimated grant date fair value of the awards under the Annual Long-Term Incentive Program in 2019 would be established at higher levels to remain market competitive, as reflected in the 2018 Study, based on the anticipated (and later realized) growth of the Company, as well as the continued increase in the complexity of the Company’s business following the acquisition of JOTEC AG and the Company’s growth in international markets.

To determine the number of options, shares of restricted stock, and target performance stock units to be granted, the Committee directed management to determine the numbers of shares of restricted stock and target performance stock units using the closing share price of the Company’s stock on the grant date, and to also determine the number of stock options using the estimated fair value of the options as of the same date. Grants generally were made on the first permissible trading day following the Committee’s approval of such awards. In this instance, grant values approved by the Committee were converted to shares using a stock price of $29.62, the closing price on March 5, 2019, the date the grants were made.

See Appendix A for further details regarding the adjusted EBITDA measure and the reconciliation of that measure to CryoLife’s 2019 net income as reported under U.S. GAAP. For 2019, the performance stock units are subject to a single performance measure, adjusted EBITDA, as further described under Analysis, below.

The following table provides the 2019 equity awarded through the Annual Long-Term Incentive Program, to the NEOs, as approved by the Committee:

2019 Annual Equity Grant Level
Executive	Perf. Stock Units(1) (#)	Stock Options(2) (#)	Restricted Stock(3) (#)
Mackin	23,948	61,842	23,948
Lee	5,908	15,257	5,908
Holloway	4,952	12,787	4,952
Davis	4,952	12,787	4,952
Simpson	4,501	11,625	4,501

(1)

Reflects the target performance stock unit award level. The actual number of shares earned under the performance stock units was based on performance to target adjusted EBITDA. Actual earned shares vest 50% on the first anniversary of the award date or the first available date after the Committee certifies the prior year’s financial metric results whichever is later (this was March 5, 2020 the first anniversary of the award date); 25% on the second anniversary of the award date; and 25% on the third anniversary of the award date.

(2)	Stock options vest 1/3 per year beginning on the first anniversary of the grant date.
(3)	Restricted stock cliff vests on the third anniversary of the grant date.

Analysis – Program Design

In approving the 2019 long term incentive grant values awarded through the Annual Long-Term Incentive Plan, the Committee considered the following factors:

●	Updated market competitiveness analysis by the independent compensation consultant;

●	Increased size, geographic scope, and business complexity of the Company following the acquisition of JOTEC AG;

●	2018 personal and Company performance;

CRYOLIFE, INC. | 2020 Proxy Statement

●	The Committee’s continued desire to have an even mix of value among stock options, restricted stock, and performance stock units for the annual awards;

●	The compensation program’s design, which emphasizes pay-for-performance and aligns executive performance (and resulting compensation) with stockholder interests;

●	Performance and retention incentives achieved through the use of annual equity grants; and,

●	The parameters of the ECIP and the availability of shares under CryoLife’s stockholder-approved equity plans.

The Committee determined vesting schedules in consultation with Willis Towers Watson and management and believed that such vesting provided the appropriate long-term incentive and retention for executives’ continued employment. All annual long-term incentive (time-based) awards vest over a three-year period. For performance share units (“PSU”s), while the Committee considered other metrics, it determined that the single adjusted EBITDA metric is a reasonable and sufficient proxy for CryoLife’s overall performance that allows for adjustments to eliminate items that might provide improper incentives or items over which executives have little or no control. The Committee also believed that the adjusted EBITDA threshold and target performance levels were challenging. The 2019 adjusted EBITDA calculation methodology was consistent with the methodology used in 2018. See Appendix A for further details regarding the adjusted EBITDA measure and the reconciliation of that measure to the relevant U.S. GAAP measures.

Analysis – Plan Payout – PSUs Earned

In arriving at its decision in February 2020 to certify the Company’s adjusted EBITDA performance with respect to the 2019 performance stock units, the Committee took into consideration the Company’s actual performance results relative to the pre-determined performance goals. The following table presents the threshold, target, and maximum adjusted EBITDA performance levels associated with threshold, target, and maximum award opportunities, which fall on the sliding scale for the 2019 PSU annual award grants. The table also provides the actual performance level for 2019, as certified by the Committee, together with the associated level of shares that were earned.

2019 Performance Stock Units – Annual Award
Actual vs. Threshold/Target/Maximum Performance

Performance Measure	Threshold Performance	Target Performance	Maximum Performance	Actual Performance	Performance % of Target (%)	Payout % of Target (%)
Adjusted EBITDA	$ 57,258,000	$ 67,362,000	$ 77,466,000	62,933,000	93.4	82.5

The annual performance stock units are earned based on a sliding scale, which list several points of payout against performance as shown in the chart below.

EBITDA (100% of shares)
Performance (% of Target)	Payout (% of Target)
<85.0	0
85.0	60.0
88.0	68.0
91.0	76.0
94.0	84.0
97.0	92.0
100.0	100.0
103.0	110.0
106.0	120.0
109.0	130.0
112.0	140.0
115.0	150.0

CRYOLIFE, INC. | 2020 Proxy Statement

Pursuant to the terms of the annual performance stock award grants made in 2019, the total number of performance stock units that were eligible to be earned were determined based on the results under the single performance metric during the 2019 year. Thereafter, the awards will vest based on the executive’s continued service: 50% of the shares earned vested on March 5, 2020 (following certification of the performance metrics); 25% of the shares earned will vest on March 5, 2021; and the remaining 25% of the shares earned will vest on March 5, 2022, assuming the executive continues to be employed by the Company on those dates and the Committee takes no action to waive the employment requirement. See Appendix A for further details regarding the adjusted EBITDA performance measure and the reconciliation of that measure to net income as reported for purposes of U.S. GAAP.

Annual Target Total Direct Compensation

The Committee believed that the blend of annual salary, cash bonus, stock options, restricted stock, and PSUs appropriately achieved the performance, stockholder alignment, and retention objectives of CryoLife’s compensation program. The Committee believes that the use of multiple award types is a common practice among industry peers and that the use of PSUs creates an even stronger alignment between pay and performance. The Committee believes that, in addition to incenting long-term performance, annual equity awards encourage continuous performance and retention by reflecting metric success (and changes in the stock price) year over year.

The Committee used a value-based approach, rather than number of shares, to determine the size of 2019 annual equity grants, as it believed that such an approach more accurately matched the intended value of the equity and intended compensation. The Committee applied vesting schedules for the 2019 equity awards that it believes provided the appropriate annual long-term incentive to retain executives.

In determining the individual components of the executives’ 2019 annual compensation (i.e., salary, target short-term incentive, and annual long-term incentive), the Committee evaluated the resulting target annual total direct compensation against market benchmarks, as set forth below, taking into account the Committee’s desire to have target annual total direct compensation generally within a competitive range of the Company’s peer group median. The following table summarizes the NEOs’ 2019 target annual total direct compensation, the peer group median, and the primary rationale for each NEO’s compensation at the level shown:

Executive	2019 Target Total Direct Compensation Opportunity(1) ($)	Peer Median(2) ($)	Primary Rationale(3)
Mackin	3,500,007	3,330,000	Within a competitive range of the 50th percentile
Lee	1,218,657	1,215,000	Within a competitive range of the 50th percentile
Holloway	980,209	900,000	Within a competitive range of the 50th percentile
Davis	961,398	905,000	Within a competitive range of the 50th percentile
Simpson	902,478	840,000	Within a competitive range of the 50th percentile

(1) Equity grant value based on a grant date closing stock price of $29.62 for restricted stock and performance stock units (Annual), and a grant date Black-Scholes Option Value of $11.47. Performance stock units are included at target award levels/values.

(2) Based on data provided by Willis Towers Watson in the 2018 Study and the November 2018 analysis performed for Mr. Simpson’s role.

(3) Competitive range for CEO, CFO, and SVPs total direct compensation is within 80-120% of the peer group 50th percentile; the NEO’s actual compensation fell within 10% of the peer group 50th percentile. Willis Towers Watson provided guidance for compensation for Mr. Mackin, Mr. Lee, Ms. Holloway, and Mr. Davis in the 2018 Study. Guidance for compensation for Mr. Simpson was provided in November 2018 in anticipation of his employment offer.

CRYOLIFE, INC. | 2020 Proxy Statement

2019 Long-term Incentives – 5-Year LTIP

As discussed in the Company’s Form DEF 14A (Definitive Proxy Statement) filed in advance of the 2019 Annual Meeting of Stockholders (the “2019 Proxy Statement”), on February 28, 2019, the Committee approved an additional equity grant outside of the regular annual compensation program for NEOs. This special long-term incentive, performance-based equity grant has three performance periods that in total span five years for executives and certain other members of senior management (the “5-Year LTIP”). The 5-Year LTIP was approved as an additional equity vehicle to supplement already existing annual compensation programs, including but not limited to, the 2019 annual equity grants discussed above under Long-term Incentives at page 31.

In deciding to make the 5-Year LTIP award, the Committee considered that the award was not intended to be annual and that the Committee would not likely make any similar such awards in the foreseeable future absent significantly changed circumstances or compelling reasons to do so. Instead, the 5-Year LTIP was designed by the Compensation Committee, with input from management and Willis Towers Watson, to reward long-term exceptional performance with additional equity compensation that would, if annualized over three years, at target move the CEO’s total compensation to a competitive range of the peer group’s 75th percentile. The actual plan design calls for award amounts to be earned and vested over a five-year, rather than a three-year, period.

Based on input from management and other sources, and in consultation with Willis Towers Watson, the Committee designed the 5-Year LTIP award to award PSUs only, rather than a mix of equity vehicles, and to have three performance periods, which span a total of five years. Performance for each period is measured against Adjusted Annual Revenue Growth rate targets measured on a constant currency basis, with a threshold performance level for each performance period under which no PSUs will be earned. The payout for each performance period is subject to negative or positive adjustment by a modifier that is correlated with the Company’s gross margin achievement at the end of the performance period. The form of grant agreement for the 5-Year LTIP was disclosed as Appendix B to the Company’s 2019 Proxy Statement.

The Committee established the Adjusted Annual Revenue Growth rate performance required for payouts under the 5-Year LTIP after a review of historical and projected future revenue growth rates of comparable industry peers. The Committee also determined that Adjusted Annual Revenue Growth would only include organic revenue growth. While the Committee also considered the Company’s strategic plan, it did not base the 5-Year LTIP performance goals on management long term revenue forecasts or projections. Instead, the Committee established the Adjusted Annual Revenue Growth rate necessary to earn the target shares at a level above the 50th percentile of industry growth rates and at a level above the Company’s average historical organic revenue growth rate. The objective of this design is to incent exceptional performance and to insure shares will be earned only if Company performance exceeds the 50th percentile of industry performance and exceeds the Company’s historical performance.

The Committee selected Adjusted Annual Revenue Growth, limited to organic growth and measured on a constant currency basis, as the primary performance measure due to its belief that this measure strongly correlates with long term shareholder value creation and total shareholder return. The Committee also added a gross margin modifier to incent management to drive profitable Adjusted Annual Revenue Growth and align with the Company’s strategic plan.

The Committee designed the 5-year LTIP to use Adjusted Annual Revenue Growth rate as the sole performance metric for threshold PSU payout performance. Payouts will be determined on a sliding scale, from 10% of target at threshold Adjusted Annual Revenue Growth rate to 250% at maximum performance (for Mr. Mackin, the maximum is 166.66% of target). This threshold payout, 10% of target, is significantly lower percentage to target than the threshold payout for annual PSU awards, demonstrating the Committee’s desire to use the 5-Year LTIP to reward only exceptional performance.

In designing the 5-Year LTIP, the Committee determined that, to calculate the final number of PSUs to be paid out, the actual PSU payout determined on the basis of the Adjusted Annual Revenue Growth rate should be multiplied by 85%, 100%, or 115% based on specified levels of Gross Margin achieved at the end of the designated performance period. Thus, the 5-Year LTIP awards represent the right to receive PSUs in an amount up to 287.5% (191.66% in the case of Mr. Mackin) of the target PSUs at both Adjusted Annual Revenue Growth and gross margin maximum performance.

Due to the confidential and strategic nature of the 5-Year LTIP performance goals, the Company is not disclosing them at this time but currently anticipates doing so at the end of the first performance period. However, the Committee believes that the performance goals are rigorous and require the Company to achieve strong results in order for any of the 5-Year LTIP shares to be earned and that outstanding results are required in order for the number of shares actually earned by participating members of management to equal or exceed the target award. The Company’s Adjusted Annual Revenue Growth rate performance has only met the threshold level for payout under the 5-Year LTIP once in the

CRYOLIFE, INC. | 2020 Proxy Statement

past 5 years, in a year where it also met the target level for payout. Further, the Company’s 2019 Adjusted Annual Revenue Growth rate performance, if repeated in 2020 and 2021, and no adjustments are made by the Committee upon certification of performance metrics, would result in no payout under the first performance period of the 5-Year LTIP.

The Committee established these challenging performance goals intending that there be a greater likelihood – as compared to the Company’s annual PSU awards – that none of the shares will be earned. If the Company does, in fact, achieve performance levels such that target 5-Year LTIP shares are earned, the Committee believes shareholders will benefit significantly such that the additional compensation earned by participating management will be justified.

The Committee determined that the estimated grant date fair value for each recipient’s 5-Year LTIP award, at target, should reflect approximately 90-100% of each recipient’s 2019 target annual equity grant (other than Mr. Mackin), with a minimum target award value of $50,000. Mr. Mackin’s 5-Year LTIP award was established at a level reflecting the approximate total value of 141% of his 2019 target annual equity grant, reflecting the Committee’s belief that this enhanced award compared to his target annual equity grant would further incent Mr. Mackin to drive superior performance of the organization.

To determine the number of target PSUs for the 5-Year LTIP that would deliver such grant date fair value, the Committee directed management to determine the number of PSUs using the closing share price of the Company’s stock on the first available trading date immediately following the award date, and to make the grants on that date. Under this method, the grant values approved by the Committee replicate as much as practicable the grant date fair value of the equity granted. The Committee approved the 5-Year LTIP grants on February 28, 2019, and the grants were made on March 1, 2019, the first available trading day following Committee approval. Award values approved by the Committee were converted to PSUs using a stock price of $29.70, the closing price on March 1, 2019, the date of grant.

The target number of PSUs awarded under the 5-Year LTIP to each are as follows:

2019 5-Year LTIP
Target PSUs by NEO Recipient

Target Number of PSUs
NEO Recipient	Performance Period 1	Performance Period 2	Performance Period 3
	January 1, 2019 through December 31, 2021	January 1, 2022 through December 31, 2022	January 1, 2023 through December 31, 2023	Total
Mackin	60,606	20,202	20,202	101,010
Lee	10,101	3,367	3,367	16,835
Holloway	8,080	2,694	2,694	13,468
Davis	8,080	2,694	2,694	13,468
Simpson	8,080	2,694	2,694	13,468

Analysis – Plan Design

In approving the 5-Year LTIP award levels and grant design, the Committee considered each of the following factors, among others:

●	An updated market competitiveness analysis by Willis Towers Watson;

●

The increased size, geographic scope, and business complexity of the Company following the acquisitions and integration of JOTEC AG and On-X Life Technology Holdings, Inc. and the significant and continuing expansion of the Company into regions outside of the United States, including Asia Pacific and Latin America;

●

The Company’s divesture, over the past several years, of non-core assets and the acquisition of product lines consistent with the Company’s strategy and ability to leverage sales force synergies, positioning the Company to achieve higher revenue against the Company’s historical average revenue growth rates and the industry’s historic average revenue growth rates;

●	The fact that shareholder value in the small cap medical device sector is primarily driven by top line (revenue) growth, as well as gross margin improvement;

CRYOLIFE, INC. | 2020 Proxy Statement

●

The Committee’s desire to have an addition to executive pay related solely and directly to longer term performance, while maintaining the even mix of value among stock options, restricted stock, and performance stock units in its annual executive equity program;

●	The 5-Year LTIP is tied exclusively to pay for performance and further aligns executive performance (and resulting compensation) with stockholder interests over the long-term;

●	The proposed 2019 annual long-term equity grant values made to executives, as well as 2018 personal and Company performance;

●	The Company’s cost-down initiatives and focus on driving gross margin expansion; and,

●

The availability of shares under CryoLife’s stockholder-approved equity plans and the cost to shareholders of the new plan compared to the improvement to shareholder value expected if CryoLife achieves the goals necessary for the 5-Year LTIP to payout.

The Committee determined vesting schedules in consultation with management and Willis Towers Watson, and based on other sources, and believed that the 5-Year LTIP’s vesting schedule, in which no portion of the grant vests in less than three years and all portions of the grant vest over three to five years, provides a longer retention incentive for executives than annual equity grants, which vest over a one to three-year period and that it also incents executives to drive superior performance over a longer period of time than annual, one-year performance period awards.

In short, the Committee believes that the 5-Year LTIP directly seeks to achieve the core elements of Committee’s compensation philosophy “to attract, retain, motivate, and reward executive talent that has the capability, and is appropriately incented, to deliver on the Company’s short and long-term growth and other strategic objectives and on the Company’s commitments to its stockholders, in particular long-term value creation.” See Compensation Philosophy and Objectives on page 24.

The target PSUs for each performance period, if earned, vest on the following dates in the percentages listed in the chart below:

Percentage of 5-Year LTIP PSUs Vesting by Date

Performance Period	Vesting Date	Percentage of PSUs That Vest
Period 1		60.0%
- Tranche 1(1)	Third Anniversary of the Performance Period Commencement Date, upon Performance Certification
- Tranche 2(2)	Fourth Anniversary of the Performance Period Commencement Date
- Tranche 3(3)	Fifth Anniversary of the Performance Period Commencement Date
Period 2	Fourth Anniversary of the Performance Period Commencement Date, upon Performance Certification	20.0%
Period 3	Fifth Anniversary of the Performance Period Commencement Date, upon Performance Certification	20.0%

(1) 55.5% of the total PSU opportunity in Period 1 vests in Tranche 1.

(2) 22.25% of the total PSU opportunity in Period 1 vests in Tranche 2.

(3) 22.25% of the total PSU opportunity in Period 1 vests in Tranche 3.

When shares are earned at target performance levels, the vesting schedule results in 1/3 of the total award vesting approximately three, four, and five years after the performance period commencement date. Recipients of a 5-Year LTIP grant must be continuously employed through the vesting date for each performance period (or, in the case of performance period 1, for each tranche) for any PSUs related to a performance period to vest. Further, the Committee has the discretion to award pro-rated 5-Year LTIP grants for recipients who are hired after a performance period has begun.

Analysis – PSUs Earned

No PSUs have been earned as of the record date under any 5-Year LTIP Award because the first performance period, Performance Period 1, will not be completed until December 31, 2021.

CRYOLIFE, INC. | 2020 Proxy Statement

Equity and Cash Incentive Plan (“ECIP”)

In May 2015, the stockholders approved certain amendments to the ECIP that were recommended by the Board of Directors based on management’s recommendation and in consultation with Willis Towers Watson. The 2015 amendments included new provisions for cash-based incentive payments that were intended to comply with the requirements to be “qualified performance-based compensation” under Section 162(m). In May 2016, the stockholders approved certain further amendments to the ECIP that were also recommended by the Board of Directors based on management’s recommendation and in consultation with Willis Towers Watson. The approved 2016 amendments included a separate, lower cap for awards to individual non-employee directors and a higher annual cap for awards to individual employees. In May 2018, the stockholders approved a proposal for authorization of an additional 1.9 million shares for the ECIP, which were registered in February 2019. The current ECIP expires May 21, 2021. This Proxy Statement includes a proposal for a new 2020 ECIP, starting on page 63.

2019 Deferred Compensation

The CryoLife, Inc. Executive Deferred Compensation Plan allows certain key employees of CryoLife, including the NEOs, to defer receipt of up to 75% of each of their salaries, commissions, and/or the cash portion of any bonus awarded pursuant to the short-term executive incentive plan. The plan’s administrative committee, subject to ratification and approval of the Committee, establishes the maximum and minimum percentages of bonus awards that plan participants may defer in each plan year. These percentages were from 0 to 75% for each of base salary, commissions, and the annual cash bonus for 2019. Because this plan provides for tax-deferred growth of deferred compensation, it is a tool the Company uses to attract and retain executive-level talent.

2019 Perquisites

It is CryoLife’s policy not to provide perquisites to its executives without prior approval of the Committee. To the extent that perquisites are incidental to a business-related expense, such as personal use of a business club, the NEOs are generally required to reimburse CryoLife for any incremental cost of such personal benefit. Other than these incidental personal benefits, none of our NEOs receive any perquisites that are not also provided on a non-discriminatory basis to all full-time employees, except for Mr. Mackin, whose compensation is discussed at Employment, Separation and Release, and Change of Control Agreements below, and except for supplemental disability insurance and airline club memberships provided to certain of the NEOs. In keeping with CryoLife’s practice with respect to all full-time employees, NEOs are also eligible to receive certain one-time benefits upon achieving employment milestones, including receiving $5,000 upon reaching 15 years of service with CryoLife and $10,000 upon reaching 20 and 25 years of service with CryoLife.

EMPLOYMENT, SEPARATION AND RELEASE, AND CHANGE OF CONTROL AGREEMENTS

Employment Agreement with J. Patrick Mackin

In July 2014 the Board of Directors appointed Mr. Mackin as President and CEO effective September 3, 2014, and CryoLife and Mr. Mackin entered into an employment agreement (the “Mackin Agreement”). The Mackin Agreement addresses Mr. Mackin’s role and responsibilities as our President and Chief Executive Officer, his rights to compensation and benefits during active employment, and his termination benefits. The Board of Directors determined that it was appropriate to provide Mr. Mackin with an employment agreement due to the Company’s desire to attract and retain high-performing individuals for this role.

The material terms of the Mackin Agreement and his potential termination payments are further described and quantified at Potential Payments Upon Termination or Change of Control – J. Patrick Mackin beginning on page 51.

Employment Agreements with Other Named Executive Officers

CryoLife is not party to employment agreements with Messrs. Lee, Davis, or Simpson or with Ms. Holloway that provide any guarantee of employment and they are at-will employees.

Change of Control Agreements with Other Named Executive Officers

On November 21, 2016, CryoLife entered into change of control agreements with Mr. Lee, Ms. Holloway, and Mr. Davis. Mr. Mackin’s change of control arrangements are set forth in the Mackin Agreement. The change of control agreements, which automatically renew absent Company action, generally, provide that the Company will pay a severance payment if the NEO is terminated by the Company without cause or terminates his or her own employment for good reason during a period extending from six months before to two years after a change of control of CryoLife.

CRYOLIFE, INC. | 2020 Proxy Statement

This is a “double-trigger” provision that requires not only a change of control of CryoLife but also an employment action before payments are required pursuant to the agreements. The Committee approved termination payments under the agreements for NEOs based on their officer status and ability to influence decisions regarding whether or not a change of control transaction should be pursued, with Mr. Lee receiving a payment of 2 times base salary and cash bonus plus healthcare coverage and Ms. Holloway and Mr. Davis receiving 1.5 times base salary and cash bonus plus healthcare coverage.

ADDITIONAL POLICIES AND PRACTICES

Clawback Policy

CryoLife has a standalone Clawback Policy, which was amended in October 2019, retroactively applying to any performance-based cash or equity incentive awarded prior to the amendment. The amended Clawback Policy requires the Company to recover excess incentive compensation – in cash bonus or equity form – that was paid to any current or former officer during the three fiscal years prior to a material accounting restatement of the Company’s financial statements as a result of noncompliance with any financial reporting requirement under federal securities law, unless the Committee determines that the cost of recovery exceeds the amount to be recovered. The amended Clawback Policy does not require fault or negligence on the part of the officer for the clawback to occur.

Mr. Mackin, under the Mackin agreement, also must repay any portion of severance payments he has received from the Company if he fails to comply with certain post-employment protective covenants.

Stock Ownership Guidelines

CryoLife maintains stock ownership guidelines for executives that have been recommended and approved by the Committee, along with the Corporate Governance Committee, and approved by the Board of Directors. The current stock ownership guidelines were adopted in November 2015 and require the following stock ownership requirements:

a.    Section 16 Officers: Each Section 16 officer of the Company shall continuously hold a value of the Company’s common stock equal to the value of a multiple of that officer’s then current base pay at CryoLife. The multiples applicable to such officers are as follows:

i.	Chief Executive Officer & President: 4 times base pay;
ii.	Executive Vice Presidents and Senior Vice Presidents: 2 times base pay; and
iii.	All other Section 16 officers: 1 times base pay.

b.    Retention requirements: Each Section 16 Officer who has not yet acquired ownership of the required value of common stock set forth above must retain at least 50% of the net number of shares acquired upon the exercise of any employee stock option or the vesting of any performance shares, restricted stock, or restricted stock units (the net number of shares acquired shall be the number of shares remaining after shares are tendered, sold, or netted to pay any applicable exercise price and withholding taxes).

c.    Waivers: The Chairs of the Committee and the Corporate Governance Committee shall have the authority to grant waivers from these stock ownership requirements in compelling circumstances such as undue hardship.

d.     Qualifying shares: For purposes of satisfying these stock ownership requirements, the following shall be included: shares owned directly or indirectly (1) through a stock purchase plan sponsored by the Company; (2) by the person’s spouse; (3) in a revocable trust of which the person or the person’s spouse is the trustee; (4) any other shares related to or underlying vested or unvested restricted stock awards and performance share awards (after performance metric has been certified); or, (5) vested restricted stock units and vested PSUs (at actual, earned levels and only if and to the extent that any applicable performance criteria have been satisfied). It shall not include shares held through any other form of indirect beneficial ownership or shares underlying unexercised options or unvested PSUs whose performance metric requirements were not met.

These guidelines became effective for all currently employed NEOs on November 17, 2015. As of March 11, 2020, Messrs. Mackin, Lee, and Davis and Ms. Holloway are in compliance with all of the guidelines, and Mr. Simpson, who has been employed by the Company for less than 2 years, is in compliance with retention guidelines.

Anti-Hedging Policy

All CryoLife employees, including NEOs, are expressly prohibited in the CryoLife, Inc. Insider Trading Policy and Guidelines with Respect to Certain Transactions in Securities (the “Insider Trading Policy”), which is available for review at http://investors.cryolife.com/corporate-governance/cryolifes-code-conduct from derivative securities or hedging

CRYOLIFE, INC. | 2020 Proxy Statement

transactions with respect to the Company’s securities. Specifically, NEOs are prohibited from engaging in transactions in publicly-traded options, such as puts and calls, and other derivative securities with respect to the Company’s securities. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding Company securities, including but not limited to prepaid variable contracts, equity swaps, collars, and exchange funds. Stock options, stock appreciation rights, and other securities issued pursuant to Company benefit plans or other compensatory arrangements with the Company are not subject to this prohibition.

Furthermore, both short sales, which are the sale of a security that must be borrowed to make delivery, and “selling short against the box,” which is transacting a sale with a delayed delivery, are prohibited with respect to Company securities under the Insider Trading Policy and NEOs may not engage in such transactions.

Equity Grants/Inside Information

The Committee generally adheres to a policy of the Company not making equity grants at times when insiders, which includes members of the Committee, are in possession of material, non-public information, including during regular financial blackout periods. If the Committee approves the grant of equity at such times, it is the Committee’s general policy to delay the grant and pricing of the option and/or issuance of the awarded equity until two full trading days after the public dissemination of all such material, non-public information.

TAX IMPACT OF COMPENSATION DECISIONS

Section 162(m)

During the 2017 fiscal year, Section 162(m) generally limited to $1 million the compensation, other than certain “performance-based” compensation, that CryoLife may deduct for federal income tax purposes with respect to the compensation of each of our “covered employees,” which for 2017 included the chief executive officer, the chief financial officer, and the other 2017 NEOs. Beginning in 2018, Section 162(m) no longer contained an exception for “performance-based” compensation for arrangements that are not considered “grandfathered.” Therefore, Section 162(m) was not a factor in the Committee’s compensation decisions for 2019 although the Committee continues to believe it is appropriate to employ performance-based compensation.

Section 409A

Since Section 409A of the Internal Revenue Code, which deals with deferred compensation arrangements, was enacted, the Committee’s policy has been to structure all executive compensation arrangements to comply, to the extent feasible, with the provisions of Section 409A so that executives do not have to pay additional tax and CryoLife does not incur additional withholding obligations. The Committee intends to continue this practice.

FORWARD-LOOKING STATEMENTS

Statements made in this Proxy Statement that look forward in time or that express management’s beliefs, expectations, or hopes are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the views of management at the time such statements are made and are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations. These statements include those regarding future plans and intentions of the Committee and/or Board of Directors related to compensation decisions, and expectations that certain performance targets for management are achievable. These future events may not occur as and when expected, if at all, and, together with the Company’s business, are subject to various risks and uncertainties. Along with risks specific to our business, management’s ability to attain certain performance targets is subject to risks affecting the economy generally and other factors that are beyond our control. For additional risks impacting the Company’s business, see the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 at page 23. The Company does not undertake to update its forward-looking statements.

CRYOLIFE, INC. | 2020 Proxy Statement

REPORT OF THE COMPENSATION COMMITTEE

The Committee reviewed and discussed the Compensation Discussion and Analysis with management. In reliance on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion & Analysis be included in CryoLife’s 2020 Proxy Statement on Schedule 14A, for filing with the SEC.

Compensation Committee

DANIEL J. BEVEVINO, CHAIR
THOMAS F. ACKERMAN
RONALD D. MCCALL

CRYOLIFE, INC. | 2020 Proxy Statement

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information with respect to each of the named executive officers — Mr. Mackin, our Chief Executive Officer; Mr. Lee, our Chief Financial Officer; and Ms. Holloway and Messrs. Davis and Simpson, who were the three most highly compensated of the other executive officers of CryoLife employed at the end of fiscal 2019.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compen- sation(5) ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
J. Patrick Mackin, Chairman, President and Chief Executive Officer	2019	688,638	—	4,418,677	709,328	596,985	—	39,913	6,453,541
	2018	660,000	132,000	1,272,140	633,654	494,040	—	39,336	3,231,170
	2017	640,000	108,800	1,014,219	523,193	414,903	—	36,189	2,737,304
D. Ashley Lee Executive Vice President, Chief Operating Officer, and Chief Financial Officer	2019	435,210	22,637	849,989	174,998	226,372	—	28,442	1,737,648
	2018	418,900	50,266	366,652	183,329	188,131	—	54,392	1,261,670
	2017	402,771	72,499	297,019	153,220	184,313	—	24,280	1,134,102
Jean F. Holloway, Senior Vice President, General Counsel, Corporate Secretary, and Chief Compliance Officer	2019	361,509	15,670	693,356	146,667	156,697	—	17,166	1,391,065
	2018	346,300	34,627	320,017	159,991	129,601	—	41,405	1,031,941
	2017	329,784	59,361	245,674	126,737	113,185	—	18,433	893,174
John E. Davis, Senior Vice President, Global Sales and Marketing	2019	348,919	—	693,639	146,667	151,240	—	14,726	1,355,191
	2018	334,200	33,421	266,660	133,326	125,088	—	30,674	923,369
	2017	321,360	32,136	235,437	121,454	122,549	—	8,100	841,036
Michael S. Simpson, Senior Vice President, Regulatory Affairs and Quality Assurance(6)	2019	336,289	75,000	666,639	133,339	145,765	—	14,161	1,371,193

(1)

Amounts represent the personal performance component of the annual award paid pursuant to the applicable short-term incentive plan for each year shown and the ECIP. Amounts include all additional or discretionary cash bonuses paid during the applicable year, if any. Mr. Simpson did not receive any annual cash bonus related to personal performance for 2019 but did receive a $75,000 retention bonus.

(2)

Amount reflects the aggregate grant date fair value of restricted stock and performance stock unit awards as calculated in accordance with FASB ASC Topic 718, disregarding the estimate of forfeitures. This amount also reflects the probable earned shares, which we believe will be at target. See Notes 1 and 17 of the Notes to Consolidated Financial Statements filed with CryoLife’s Annual Report on Form 10-K for the year ended December 31, 2019, for assumptions we used in valuing these awards. If the 2019 performance-based shares, both annual shares and 5-year LTIP, were awarded at maximum payouts, it would change the stock awards to the following amounts: for Mr. Mackin $7,523,144; for Mr. Lee $1,874,986; for Ms. Holloway $1,516,694; for Mr. Davis $1,516,694; and for Mr. Simpson $1,483,298.

(3)

Amount reflects the aggregate grant date fair value of stock option awards as calculated in accordance with FASB ASC Topic 718, disregarding the estimate of forfeitures. See Notes 1 and 17 of the Notes to Consolidated Financial Statements filed with CryoLife’s Annual Report on Form 10-K for the year ended December 31, 2019, for assumptions we used in valuing the stock option awards.

(4)	The amounts represent the revenue and adjusted net income performance components of the awards earned pursuant to the applicable short-term incentive plan.

CRYOLIFE, INC. | 2020 Proxy Statement

(5)

The amounts in this column include matching contributions under the Company’s 401(k) plan, reimbursement of club dues, and disability insurance premiums for named executive officers. Fiscal 2017 amounts also include for Mr. Mackin, an $18,000 auto allowance. Fiscal 2018 amounts also include for Mr. Mackin, an $18,000 auto allowance, and for named executive officers other than Mr. Mackin, a one-time vacation payout resulting from a policy change eliminating vacation for all named executive officers, except for Mr. Mackin, in the following amounts: for Mr. Lee, $30,982; for Ms. Holloway, $25,368; and for Mr. Davis, $19,158 (Mr. Simpson was not employed by the Company at the time). Notwithstanding this policy change, Mr. Mackin’s employment agreement provides for annual vacation, but does not include a carryover right to the benefit if unused in a given year. Fiscal 2019 amounts also include for Mr. Mackin, an $18,164 auto allowance

(6)	Mr. Simpson joined the Company as an executive officer in December 2018. His total compensation did not meet the requirements for Mr. Simpson to be a named executive officer in 2017 or 2018.

CRYOLIFE, INC. | 2020 Proxy Statement

Grants of Plan-Based Awards

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of	All Other Option Awards: Number of	Exercise or Base	Closing Market Price on	Grant Date Fair Value of Stock
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Shares of Stock or Units (#)	Securities Underlying Options (#)(3)	Price of Option Awards ($/Sh)	Committee Action Date ($/Sh)	and Option Awards ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)
J. Patrick Mackin	3/5/19	411,600	686,000	1,372,000
	3/5/19							23,948				709,340
	3/5/19								61,842	29.62	29.62	709,328
	3/5/19				14,369	23,948	35,922					709,340
	3/1/19(4)				8,586	101,010	193,596					2,999,997
D. Ashley Lee	3/5/19	156,075	260,125	520,250
	3/5/19							5,908				174,995
	3/5/19								15,257	29.62	29.62	174,998
	3/5/19				3,545	5,908	8,862					174,995
	3/1/19(4)				3,030	16,835	48,401					500,000
Jean F. Holloway	3/5/19	108,037	180,062	360,124
	3/5/19							4,952				146,678
	3/5/19								12,787	29.62	29.62	146,667
	3/5/19				2,971	4,952	7,428					146,678
	3/1/19(4)				2,424	13,468	38,721					400,000
John E. Davis	3/5/19	104,275	173,792	347,583
	3/5/19							4,952				146,678
	3/5/19								12,787	29.62	29.62	146,667
	3/5/19				2,971	4,952	7,428					146,678
	3/1/19(4)				2,424	13,468	38,721					400,000
Michael S. Simpson	3/5/19	100,500	167,500	335,000
	3/5/19							4,501				133,320
	3/5/19								11,625	29.62	29.62	133,339
	3/5/19				2,701	4,501	6,752					133,320
	3/1/19(4)				2,424	13,468	38,721					400,000

(1)

These columns represent the awards granted under our 2019 short-term incentive program (the cash bonus program) using the metrics of the 2019 Bonus Plan approved by the Committee. Threshold for (i) the revenue component is 95% to goal, which pays out at 60% of target payout; and (ii) the adjusted income component is 85% to goal, which pays out at 60% of target payout. The personal performance modifier can reduce or increase an award by 20%. Although neither of the two metrics has individual caps, the total cash bonus payout is capped at 200% of target payout. The threshold is calculated at target personal performance (no modifier up or down).

(2)

These columns represent awards of performance stock units pursuant to the ECIP. In regard to the annual PSU awards, granted March 5, 2019, restricted shares of common stock earned pursuant to this grant and its requisite performance metrics, 50% vested on the first anniversary of the grant date or the first available grant date following the Committee’s certification of the 2019 financial metric performance, whichever is later (for the 2019 award, 50% vested on March 5, 2020, the first anniversary of the grant date following the Committee’s certification), 25% will vest on the second anniversary of the grant date, and 25% will vest on the third anniversary, assuming continuous employment through the vesting date.

CRYOLIFE, INC. | 2020 Proxy Statement

(3)

This column represents awards of stock options pursuant to the ECIP. One-third of the shares became exercisable on the first anniversary of the grant date, and an additional one-third will become exercisable on each subsequent anniversary thereof until all shares of the option are exercisable on the third anniversary of the grant date, assuming continuous employment through the vesting date. The exercise price of $29.62 per share is equal to the closing price of our common stock on the NYSE on the date of issuance, March 5, 2019. The value of the options is based on an option value of $11.47. These options have a seven-year term.

(4)

In regard to the 5-Year LTIP awards, granted March 1, 2019, restricted shares of common stock earned pursuant to this grant and its requisite performance metrics, 60% of the total 5-Year LTIP opportunity will vest in three tranches after the certification of the financials after the third anniversary of the performance commencement date (January 1, 2022) – the first tranche (55.5% of this portion of the award), will vest upon certification; the second tranche (22.25% of this portion of the award), will vest on the fourth anniversary of the performance commencement date (January 1, 2023), and the third tranche (22.25% of this portion of the award) will vest on the fifth anniversary of the performance commencement date (January 1, 2024). 20% of the total 5-Year LTIP opportunity will vest upon certification of financials after the fourth anniversary of the performance commencement date (January 1, 2023); and 20% of the total 5-Year LTIP opportunity will vest upon certification of financials after the fifth anniversary of the performance commencement date (January 1, 2024).

CRYOLIFE, INC. | 2020 Proxy Statement

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Equity Awards

Equity awards, including long-term performance annual and 5-Year LTIP awards, granted in fiscal 2019 to our named executive officers were subject to the terms of the ECIP and the equity grant agreements.

Annual Performance-Based Bonus Program

The 2019 bonus program provided for bonuses based on a percentage of participants’ 2019 base salaries, varying among participants, based on three metrics:

●	Revenues
●	Adjusted net income
●	Personal performance

All bonus criteria relate to Company and individual performance for the full 2019 fiscal year. See Compensation Discussion and Analysis beginning on page 22 for further details regarding the 2019 fiscal year plan and results.

Salary and Bonus in Proportion to Target Total Direct Compensation
Executive	% Salary	Short-Term Incentive (Cash Bonus)
		% Personal Performance(1)	% Non-Equity Incentive Plan(2)
J. Patrick Mackin	10.6	0	9.2
D. Ashley Lee	25.2	1.3	13.2
Jean F. Holloway	26.1	1.1	11.4
John E. Davis	25.5	0	11.1
Michael S. Simpson	25.7	0	11.2

(1) Consistent with the Summary Compensation table on page 41, the Bonus represents the personal performance component of the annual award paid pursuant to the short-term incentive plan.

(2) The amounts represent the revenue and adjusted net income performance components of the awards earned pursuant to the applicable short-term incentive plan and the ECIP.

CRYOLIFE, INC. | 2020 Proxy Statement

Outstanding Equity Awards at December 31, 2019(*)

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
J. Patrick Mackin	45,734		10.18	9/2/2021
	42,553		11.00	2/19/2022
	65,549		10.24	2/19/2023
	35,535	23,690(1)	16.30	2/21/2024
	24,792	50,823(2)	21.55	3/12/2025
		61,842(3)	29.62	3/5/2026
					21,554(4)	583,898
					7,000(5)	189,630
					29,749(6)	805,900
					11,858(7)	321,233
					23,948(8)	648,751
					19,757(9)	535,217
					101,010(10)	2,736,361
D. Ashley Lee	16,666		9.97	2/26/2021
	34,042		11.00	2/19/2022
	36,822		10.24	2/19/2023
	17,110	8,555(1)	16.30	2/21/2024
	7,293	14,584(2)	21.55	3/12/2025
		15,257(3)	29.62	3/5/2026
					9,111(4)	246,817
					2,050(5)	55,535
					8,507(6)	230,455
					3,403(7)	92,187
					5,908(8)	160,048
					4,874(9)	132,037
					16,835(10)	456,060
Jean F. Holloway	8,653		9.64	9/10/2022
	13,236		10.24	2/19/2023
	14,153	7,076(1)	16.30	2/21/2024
	6,364	12,728(2)	21.55	3/12/2025
		12,787(3)	29.62	3/5/2026
					7,536(4)	204,150
					1,696(5)	45,945
					7,425(6)	201,143
					2,970(7)	80,457
					4,952(8)	134,150
					4,085(9)	110,663
					13,468(10)	364,848
John E. Davis	8,745		10.24	2/19/2023
	6,781	6,781(1)	16.30	2/21/2024
	5,304	10,606(2)	21.55	3/12/2025
		12,787(3)	29.62	3/5/2026
					7,222(4)	195,644
					1,625(5)	44,021
					6,187(6)	167,606
					2,475(7)	67,048
					4,952(8)	134,150
					4,085(9)	110,663
					13,468(10)	364,848
Michael S. Simpson		11,625(3)	29.62	3/5/2026
					11,022(11)	298,674
					4,501(8)	121,932
					3,713(9)	100,585
					13,468(10)	364,848

*	All values in this table are based on the closing price of the Company’s common stock on the NYSE on December 31, 2019 (the last trading day of 2019) of $27.09.

CRYOLIFE, INC. | 2020 Proxy Statement

	Type of Grant	Grant Date	Vesting Rate	Vesting Dates	Conditions
(1)	Service-based stock options	2/21/2017	33 1/3% per year	2/19/2018 2/19/2019 2/19/2020	Continued employment through vesting date required.
(2)	Service-based stock options	3/12/2018	33 1/3% per year	3/12/2019 3/12/2020 3/12/2021	Continued employment through vesting date required.
(3)	Service-based stock options	3/5/2019	33 1/3% per year	3/5/2020 3/5/2021 3/5/2022	Continued employment through vesting date required.
(4)	Service-based restricted stock	2/21/2017	100% cliff vesting	2/21/2020	Continued employment through vesting date required.
(5)	Performance stock units	2/21/2017	● 50% on first anniversary of grant date, following certification of financial performance 25% on second anniversary of grant date ● 25% on third anniversary of grant date	3/5/2018 2/21/2019 2/21/2020

Number of shares earned based on certification of performance metrics for fiscal 2017, which the Compensation Committee determined in March 2018 to be 90% of the target award. Number of shares shown reflects the total number of shares remaining unvested after the second tranche vested on 2/21/2019.

Continued employment through vesting date required.

(6)	Service-based restricted stock	3/12/2018	100% cliff vesting	3/12/2021	Continued employment through vesting date required.
(7)	Performance stock units	3/12/2018	● 50% on first anniversary of grant date, following certification of financial performance ● 25% on second anniversary of grant date ● 25% on third anniversary of grant date	3/12/2019 3/12/2020 3/12/2021

Number of shares based on certification of performance metrics for fiscal 2018, which the Compensation Committee determined in February 2019. Number of shares shown reflects the total number of shares earned (80% of target) pursuant to the performance metric. Number of shares shown reflects the total number of shares remaining unvested after the first tranche vested on 3/12/2019.

Continued employment through vesting date required.

(8)	Service-based restricted stock	3/5/2019	100% cliff vesting	3/5/2022	Continued employment through vesting date required.
(9)	Performance stock units	3/5/2019	● 50% on first anniversary of grant date, following certification of financial performance ● 25% on second anniversary of grant date ● 25% on third anniversary of grant date	3/5/2020 3/5/2021 3/5/2022

Number of shares based on certification of performance metrics for fiscal 2019, which the Compensation Committee determined in February 2020. Number of shares shown reflects the total number of shares earned (82.5% of target) pursuant to the performance metric, as none of the shares had time-vested as of 12/31/2019. The first tranche of earned shares vested on 3/5/2020.

Continued employment through vesting date required.

(10)	5-Year LTIP	3/1/2019	● 60% paid in three tranches o First Tranche - of this portion, 55.5% on third anniversary of performance period, upon certification of financial performance	Upon performance certification for FY 2022	Number of shares based on certification of performance for fiscal years 2019-2021, which the Compensation Committee will certify in Spring 2022. Continued employment through vesting date required.
			o Second Tranche – of this portion, 22.25% on fourth anniversary of performance period	1/1/2023	Number of shares based on certification of performance for fiscals 2019-2021, which the Compensation Committee will certify in Spring 2022. Continued employment through vesting date required.
			o Third Tranche – of this portion, 22.25% on fifth anniversary of performance period	1/1/2024	Number of shares based on certification of performance for fiscals 2019-2021, which the Compensation Committee will certify in Spring 2022. Continued employment through vesting date required.

CRYOLIFE, INC. | 2020 Proxy Statement

			● 20% on fourth anniversary of performance period, upon certification of financial performance	Upon performance certification for FY 2023	Number of shares based on certification of performance for fiscals 2022, which the Compensation Committee will certify in Spring 2023. Continued employment through vesting date required.
			● 20% on fifth anniversary of performance period, upon certification of financial performance	Upon performance certification for FY 2024	Number of shares based on certification of performance for fiscals 2023, which the Compensation Committee will certify in Spring 2024. Continued employment through vesting date required.
(11)	Service-based restricted stock	12/7/2018	100% cliff vesting	12/7/2021	Continued employment through vesting date required.

Option Exercises and Stock Vested(1)

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(2) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(3) ($)
(a)	(b)	(c)	(d)	(e)
J. Patrick Mackin	—	—	55,624	1,624,149
D. Ashley Lee	16,666	420,471	26,839	782,051
Jean F. Holloway	21,654	453,383	20,224	589,389
John E. Davis	—	—	16,728	486,883
Michael S. Simpson(4)	—	—	—	—

(1) This table provides information regarding stock option exercises and vesting of restricted stock and performance stock units during 2019.

(2) Value Realized on Exercise is equal to the number of shares acquired multiplied by the difference between the exercise price and the share price on the NYSE at the time of exercise without regard to any proceeds that may have been received upon any sale of the underlying shares.

(3) Value Realized on Vesting is equal to the number of shares acquired multiplied by the closing share price on the NYSE on the date of vesting, without regard to any proceeds that may have been received upon any sale of the underlying shares.

(4) Mr. Simpson started with the Company in December 2018, and, therefore, did not have any vested equity in 2019.

NONQUALIFIED DEFERRED COMPENSATION

The CryoLife, Inc. Executive Deferred Compensation Plan allows certain key employees of CryoLife, including the named executive officers, to defer receipt of some or all of their salaries, commissions and/or the cash portion of any bonus awarded pursuant to the short-term executive incentive plan. The plan’s administrative committee, subject to ratification and approval of the Committee, establishes the maximum and minimum percentages of bonus awards that plan participants may defer in each plan year. These percentages were from 0 to 75% for base salary, commissions, and the annual cash bonus for 2018. Plan participants may establish their respective deferral amounts for their base salaries and commissions prior to the beginning of each calendar year, and prior to July for their short-term incentive compensation for that year, which is calculated and paid after the completion of the plan year.

The plan provides for tax-deferred growth of deferred compensation and, pursuant to the terms of the plan, CryoLife agrees to distribute to participants the deferred amounts, credited/debited with hypothetical gains and/or losses linked to the performance of investment options selected by participants from among the non-proprietary investment options available under the plan. The plan does not have investment options that provide for above-market or preferential earnings. Distribution of all deferred compensation, including any gains or losses, occurs upon death, disability, retirement, or termination. Plan participants may elect to receive the distribution in a lump sum or in annual installments

CRYOLIFE, INC. | 2020 Proxy Statement

of up to 15 years, or via a combination thereof upon death, disability, or retirement. Also, a plan participant may elect to receive distributions while still employed by CryoLife if at least two years have elapsed from the plan year in which the deferred amounts would have otherwise been paid to the plan participant if not for the deferral. Distributions made while the plan participant is still employed by CryoLife and distributions made pursuant to termination will be paid in a lump sum to the plan participant. Hardship withdrawals during any plan year may be made upon the occurrence of an unforeseeable emergency for a particular plan participant or if a plan participant receives a hardship distribution under CryoLife’s 401(k) plan. All deferred amounts and deemed earnings thereon are fully vested at all times.

CRYOLIFE, INC. | 2020 Proxy Statement

The following table presents components of nonqualified deferred compensation under the Executive Deferred Compensation Plan for each named executive officer.

Name	Executive Contributions in Fiscal 2019(1) ($)	Company Contributions in Fiscal 2019 ($)	Aggregate Earnings in Fiscal 2019(2) ($)	Aggregate Withdrawals and Distributions in Fiscal 2019 ($)	Aggregate Balance at December 31, 2019(3) ($)
(a)	(b)	(c)	(d)	(e)	(f)
J. Patrick Mackin	—	—	—	—	—
D. Ashley Lee	21,177	—	120,031	—	677,480
Jean F. Holloway	211,124	—	176,828	—	1,009,335
John E. Davis	79,255	—	63,489	—	375,549
Michael S. Simpson	—	—	—	—	—

(1) Contributions to the deferred compensation plan that relate to an executive’s deferrals from salary and/or annual short-term incentives are included in the amounts reflected in the “Salary,” “Bonus,” and/or “Non-Equity Incentive Plan Compensation” columns, as applicable, of the Summary Compensation Table for fiscal 2019 on page 41.

(2) A participant’s account under the Executive Deferred Compensation Plan is deemed to be invested in hypothetical investment options selected by the participant from among a menu of non-proprietary mutual funds. The account is credited/debited with gains and/or losses linked to the performance of those hypothetical investment options. The plan does not have investment options that provide for above-market or preferential earnings; accordingly, the amounts provided in this column are not included in column (h) of the Summary Compensation Table for fiscal 2019 on page 41.

(3) Amounts shown include the executive’s contributions, withdrawals, and associated hypothetical gains/losses during 2019, as well as deferrals of salary and annual incentives (together with associated hypothetical earnings) from prior years’ participation in the plan. The amounts shown in this column, with the exception of aggregate earnings, have been reported in the “Salary,” “Bonus,” and/or “Non-Equity Incentive Plan Compensation” columns, as applicable, of the Summary Compensation Table of prior year Company Proxy Statements, if the individuals were listed as named executive officers in those prior year periods. The total year prior contributions to the Executive Deferred Compensation Plan are as noted in the table below:

Name	Amount Previously Reported ($)
J. Patrick Mackin	—
D. Ashley Lee	536,271
Jean F. Holloway	621,383
John E. Davis	232,805
Michael S. Simpson	—

Investment Options Provided and Associated Return Rates
Investment Option	Annual Return for FY 2019
Equity Income Division	29.09
LargeCap S&P 500 Index Division 2, 12	31.10
LargeCap Growth I Division 14, 15	34.92
American Century VP Mid Cap Value Division 1	28.99
Vanguard VIF Mid Cap Index Division 1, 2, 17	30.87
Fidelity VIP MidCap Division 1	23.17
Franklin Small Cap Value VIP Division 1, 4	26.35
Calvert VP Russell 2000 Small Cap Index Division 1, 2	24.82

CRYOLIFE, INC. | 2020 Proxy Statement

Investment Options Provided and Associated Return Rates
Investment Option	Annual Return for FY 2019
ClearBridge Variable Small Cap Growth Division	26.87
Real Estate Securities Division 13	31.26
American Funds Insurance Series New World Fund Division	29.14
Principal LifeTime Strategic Income Division 5, 6, 7, 8, 9, 10	12.46
Principal LifeTime 2010 Division 5, 6, 7, 8, 9, 10	14.10
Principal LifeTime 2020 Division 5, 6, 7, 8, 9, 10	18.12
Principal LifeTime 2030 Division 5, 6, 7, 8, 9, 10	22.01
Principal LifeTime 2040 Division 5, 6, 7, 8, 9, 10	24.74
Principal LifeTime 2050 Division 5, 6, 7, 8, 9, 10	26.39
Principal LifeTime 2060 Division	27.24
Fidelity VIP Government Money Market Division	1.92
Delaware High Yield Division	16.12
PIMCO VIT Total Return Division 11	8.37
BNY Mellon IP Technology Growth Division 3	25.51
Van Eck VIP Global Hard Assets Division 3, 16	11.87

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

We have entered into certain agreements and maintain certain plans that will require us to provide compensation to the named executive officers in the event of specified terminations of their employment or upon a change of control of CryoLife.

Employment, Separation and Release, and Change of Control Agreements

Employment Agreement with J. Patrick Mackin

Pursuant to the Mackin Agreement, Mr. Mackin will receive certain compensation upon the termination of his employment, other than termination for cause or voluntary termination without good reason.

The Mackin Agreement has an initial term of three years following the effective date, extended by one day for each day beginning on the second anniversary of the effective date. The Mackin Agreement provides that commencing January 1, 2015, Mr. Mackin is entitled to participate in annual long-term incentive opportunities as determined by the Committee consistent with those provided to similarly situated CryoLife executive officers and in accordance with CryoLife’s plans and applicable award agreements. Benefits currently include participation in CryoLife’s plan-based awards with other CryoLife executives for performance stock units, stock options, and restricted stock subject to continued employment and achievement of corporate/Board of Directors objectives set by the Committee.

The Mackin Agreement provides for an initial target cash bonus of 60% of base salary, a $200,000 signing bonus and new hire grants of options to purchase 400,000 shares of Company common stock and a performance share grant with respect to 250,000 shares of Company common stock, the performance metric thereto having been determined satisfied by the Committee as of December 31, 2015. In the event Mr. Mackin’s employment is terminated without cause or Mr. Mackin resigns for good reason, he is entitled to a cash severance payment of 1.5 times his base salary and annual cash bonus for the year of termination (or the prior year bonus if termination is prior to the date bonuses are awarded) paid in regular payroll installments over eighteen months plus continued Company medical coverage for the same period. If Mr. Mackin’s employment is terminated without cause, or Mr. Mackin resigns for good reason during the period beginning six months prior to and ending two years following a change of control of the Company, Mr. Mackin is entitled to receive a termination payment, in lieu of the severance described in the prior sentence, of 2.5 times

CRYOLIFE, INC. | 2020 Proxy Statement

his base salary and annual cash bonus for the year of termination (or the prior year bonus if termination is prior to the date bonuses are awarded), paid in a lump sum. The agreement also includes various post-employment prohibitions regarding competing with us, soliciting our employees and customers, and disclosing our confidential information.

For purposes of the Mackin Agreement, “cause” generally means (i) an intentional act of fraud, embezzlement, theft, or any other material violation of law that occurs during or in the course of the executive’s employment, (ii) intentional damage of Company assets, (iii) intentional disclosure of Company confidential information contrary to the Company’s policies, (iv) material breach of the executive’s obligations under the agreement, (v) intentional engagement by the executive in any activity that would constitute a breach of his duty of loyalty or of his assigned duties, (vi) intentional breach by the executive of any Company policies or procedures, (vii) willful and continued failure by the executive to perform his assigned duties, other than as a result of incapacity due to physical or mental illness, (viii) executive is prevented from performing certain duties contemplated by the agreement by reason of an agreement with a prior employer, or (ix) willful conduct by the executive that is demonstrably and materially injurious to the Company, monetarily or otherwise.

For purposes of the Mackin Agreement, “good reason” generally means (i) the assignment to the executive, without his consent, of any duties materially inconsistent with his position, authority, duties, or responsibilities, including changes in status, offices, or titles and any change in the executive’s reporting requirements that would cause him to report to an officer who is junior in seniority to the officer to whom he previously reported, (ii) requiring the executive to be based other than within 25 miles of Company headquarters as of the effective date, or (iii) any other action that results in a material diminution in his position, authority, duties, responsibilities, or aggregate base salary and cash bonus.

Change of Control Agreements with Other Named Executive Officers

On November 21, 2016, CryoLife entered into change of control agreements with each of Messrs. Lee and Davis and Ms. Holloway that provide that the Company will pay severance payments if he or she is terminated by the Company without cause or if he or she terminates their employment for good reason during a period extending from six months before to two years after a change of control of CryoLife. This is a “double trigger” provision that requires not only a change of control of CryoLife but also an adverse employment action.

Terms of the Change of Control Agreements

●

The current term of the agreement for each of Messrs. Lee and Davis and Ms. Holloway ends December 31, 2019. Each of these agreements will automatically renew at the end of the term and every year thereafter, for an additional one-year term, unless CryoLife provides notice at least 30 days prior to the end of the then-current term that the agreement will not be extended.

●

The severance payment is an amount equal to 1.5 times (2 times for Mr. Lee) the sum of the executive’s base salary as of the date of termination and his or her bonus compensation for the year in which the termination of employment occurs, or if the bonus for that year has not yet been awarded, the most recently awarded bonus compensation. The agreements also provide for 18 months of medical coverage.

●

Change of control, as defined in the agreement, means a change in the ownership of CryoLife, a change in the effective control of CryoLife, or a change in the ownership of a substantial portion of the assets of CryoLife. Specifically, any of the following types of events would constitute a change of control under the agreements:

o

Any person, including a syndicate or group, acquires ownership of CryoLife stock that, taken together with CryoLife stock held by such person or group, constitutes more than 50% of the total voting power of the stock of CryoLife;

o	Any person, including a syndicate or group, acquires ownership of stock of CryoLife possessing 30% or more of the total voting power of CryoLife stock;

o

A majority of the members of CryoLife’s Board of Directors are replaced during any 12-month period by individuals whose appointment or election is not endorsed by a majority of the Board of Directors prior to the date of appointment or election; and,

o

Any person, including a syndicate or group, acquires assets from CryoLife that have a total gross fair market value equal to more than 40% of the total gross fair market value of all CryoLife assets immediately prior to such acquisition.

●	The agreements are not employment agreements and each respective officer’s employment is “at will.”

We will not be required to make a severance payment in connection with the change of control agreements if we terminate an executive’s employment for cause, which means:

CRYOLIFE, INC. | 2020 Proxy Statement

●	An act of fraud, embezzlement, theft, or any other material violation of law that occurs during or in the course of the executive’s employment with CryoLife;

●	Intentional or grossly negligent damage by the executive to CryoLife assets;

●	Intentional or grossly negligent disclosure by the executive of CryoLife’s confidential information contrary to CryoLife policies;

●	Material breach of the executive’s obligations under the agreement or other agreements with CryoLife;

●	Engagement by the executive in any activity that would constitute a breach of his or her duty of loyalty or of his or her assigned duties;

●	Breach by the executive of any of CryoLife’s policies and procedures;

●	The willful and continued failure by the executive to perform his or her assigned duties, other than as a result of incapacity due to physical or mental illness; and,

●	Willful conduct by the executive that is demonstrably and materially injurious to CryoLife, monetarily or otherwise.

An executive may terminate his or her employment for good reason in connection with a change of control without forfeiting his or her severance pay if any of the following events occur during the term of the agreement:

●

The assignment to the executive, without his or her consent, of any duties materially inconsistent with his or her position, authority, duties, or responsibilities, including changes in status, offices, or titles and any change in the executive’s reporting requirements that would cause him or her to report to an officer who is junior in seniority to the officer to whom he or she previously reported; or,

●

Any other action by CryoLife or an acquiring company that results in a material diminution in his or her position, authority, duties, responsibilities, or aggregate compensation, excluding for this purpose an isolated, insubstantial, and inadvertent action taken in good faith and which is remedied by CryoLife or an acquiring company within 30 days after receipt of notice from the executive.

The change of control agreements provide that we will pay any severance payment due in a lump sum not later than 30 days following the date of termination in the event of a termination following a change of control, or 30 days following a change of control in the event of a termination occurring within the six-month period preceding the change of control. We will delay payment of the severance payment until six months after the executive’s termination if necessary to prevent him or her from having to pay additional tax under Section 409A of the Internal Revenue Code. We will also subject any severance payment to normal payroll tax withholding and compliance with non-compete obligations.

Agreement Not to Solicit or Compete

Messrs. Lee and Davis and Ms. Holloway agree not to solicit any actual or prospective customers of CryoLife with whom they have had contact for a competing business or to solicit employees of CryoLife to leave CryoLife. Messrs. Lee and Davis agree, and Ms. Holloway agrees, subject to applicable professional and ethical obligations and other legal requirements, not to join a competing business during the term of the agreement and for a period of one year following the termination of employment. CryoLife or an acquiring company is not required to make the severance payment, and the officer is required to repay any portion of the severance payment already received, if he or she solicits customers or employees of CryoLife during the term of the agreement and for a period of one year following the termination of employment.

Termination and Change of Control Payments

The amount of compensation we would be required to pay to each named executive officer under certain termination and change of control scenarios is provided in the tables beginning on page 54. Amounts included in the tables are estimates and are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may differ materially. The tables provided in this section for all named executive officers assume that the relevant termination or change of control event occurred on December 31, 2019, the last business day of CryoLife’s 2019 fiscal year.

CRYOLIFE, INC. | 2020 Proxy Statement

J. Patrick Mackin, Chairman, President and Chief Executive Officer(1)

Executive Benefits and Payments Upon Termination ($)
	Voluntary Retirement	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/ Preceding a Change of Control(9)
Cash Compensation	596,985(2)	1,968,060(3)	596,985(2)	596,985(2)	596,985(2)	—	3,280,100(4)
Accelerated Stock Option Exercisability	—	—	—	—	—	537,175(5)	537,175(5)
Accrued Vacation Pay	—	—	—	—	—	—	—
Medical Benefits	—	33,145 (6)	—	33,145 (6)	33,145 (6)	—	33,145 (6)
Spread Value of Vested Options	3,083,311(7)	3,083,311(7)	3,083,311(7)	3,083,311(7)	3,083,311(7)	3,083,311(7)	3,083,311(7)
Accelerated Vesting of Restricted Stock and Performance Stock Units	—	—	—	—	—	5,934,525(8)	5,934,525(8)
Total	3,680,296	5,084,516	3,680,296	3,713,441	3,713,441	9,555,011	12,868,256

(1)

This table assumes that all termination and change of control events occurred on December 31, 2019. See Employment, Separation and Release, and Change of Control Agreements – Employment Agreement with J. Patrick Mackin above at page 51 for a description of the Mackin Agreement.

(2)

Amount shown represents the Company-performance components of the 2019 annual incentive plan, to which Mr. Mackin was entitled on December 31, 2019. No amount is included for the personal performance component of the annual incentive plan.

(3)

Amount shown represents 1.5 times Mr. Mackin’s 2019 annual base salary and his entire cash bonus for 2018, as the 2019 bonus had not been determined or distributed as of December 31, 2019. The Mackin Agreement provides for severance payments to be paid in 18 monthly installments, beginning 30 days following the employment termination date (subject to any delay in payment necessary to comply with Section 409A of the Internal Revenue Code). Mr. Mackin’s estate would receive these severance payments upon his subsequent death.

(4)

Amount shown is equal to 2.5 times Mr. Mackin’s 2019 annual base salary and the 2018 bonus, as the 2019 bonus had not been determined or distributed as of December 31, 2019. The Mackin Agreement provides for severance payments to be paid in 18 monthly installments, beginning 30 days following the employment termination date (subject to any delay in payment necessary to comply with Section 409A of the Internal Revenue Code). This scenario assumes that following the change of control, Mr. Mackin terminated his employment for good reason, or we terminated his employment without cause. Mr. Mackin would also receive the amount shown if we terminated his employment without cause at any time within the six months prior to the change of control.

(5)

The ECIP provides that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value on December 31, 2019, to the extent that the exercise prices of the options were lower than the closing price of our common stock on the NYSE on December 31, 2019, of $27.09. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year, to the extent positive.

(6)

Under the terms of the Mackin Agreement, if Mr. Mackin terminates his employment for good reason, we terminate his employment without cause or he dies or becomes disabled, we would continue to provide him and his family with health benefits coverage, at our expense, for up to 18 months (or until he is provided comparable benefits by another employer). Amount shown represents the value of 18 months of coverage under our health plans.

(7)

Amount shown represents the spread value of Mr. Mackin’s vested stock options, calculated as the difference between the exercise prices of the options and the closing price of our common stock on December 31, 2019, of $27.09. Upon retirement or change of control, the timing right to exercise already vested options changes. No change is made to the value of options already vested.

CRYOLIFE, INC. | 2020 Proxy Statement

(8)

The ECIP provides that all unvested shares of restricted stock and performance stock units become fully vested upon a change of control. The accelerated restricted stock and performance stock units are valued at the closing price of our common stock on the NYSE on December 31, 2019, of $27.09, and the 2019 performance stock units are assumed to have been earned at target level.

(9)

Under the terms of the Mackin Agreement, amounts shown that are otherwise payable to Mr. Mackin would be reduced if and to the extent that doing so would cause payments that are contingent on a change of control to not be subject to the excise tax under Section 4999 of the Internal Revenue Code and thereby produce a greater net after-tax amount to him.

CRYOLIFE, INC. | 2020 Proxy Statement

D. Ashley Lee, Executive Vice President, Chief Operating Officer and Chief Financial Officer(1)

Executive Benefits and Payments Upon Termination ($)
	Voluntary Termination	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/ Preceding a Change of Control
Cash Compensation	226,372(2)	226,372(2)	226,372(2)	226,372(2)	226,372(2)	—	1,343,880(3)
Accelerated Stock Option Exercisability	—	—	—	—	—	173,104(4)	173,104(4)
Accrued Vacation Pay(5)	—	—	—	—	—	—	—
Medical Benefits		32,090 (6)		32,090 (6)	32,090 (6)		32,090 (6)
Spread Value of Vested Options	1,678,529(7)	1,678,529(7)	1,678,529(7)	1,678,529(7)	1,678,529(7)	1,678,529(7)	1,678,529(7)
Accelerated Vesting of Restricted Stock and Performance Stock Units	—	—	—	—	—	1,401,122(8)	1,401,122(8)
Total	1,904,901	1,936,991	1,904,901	1,936,991	1,936,991	3,252,755	4,628,725

(1)	This table assumes that all termination and change of control events occurred on December 31, 2019.
(2)

Amount shown represents the Company-performance components of the 2019 annual incentive plan cash bonus, to which Mr. Lee was entitled on December 31, 2019. No amount is included for the personal performance component of the annual incentive plan.

(3)

Amount shown represents 2 times Mr. Lee’s 2019 annual base salary and his entire cash bonus for 2018, as the 2019 bonus had not been determined or distributed as of December 31, 2019. This amount assumes that following a change of control Mr. Lee terminated his employment for good reason or we terminated his employment without cause. Mr. Lee would also receive the amount shown if we terminated his employment without cause at any time within the six months prior to the change of control.

(4)

The ECIP provides that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value on December 31, 2019, to the extent that the exercise prices of the options were lower than the closing price of our common stock on the NYSE on December 31, 2019, of $27.09. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year, to the extent positive.

(5)

In early 2018, the Company eliminated vacation for senior executives and all accrued but unused vacation was paid out in cash. This payout is reflected in the Summary Compensation table on page 41, under the column “All Other Compensation” for FY 2018.

(6)

Under the terms of Mr. Lee’s change of control agreement, upon a change of control event, if Mr. Lee terminates his employment for good reason or we terminate his employment without cause, we would continue to provide him and his family with health benefits coverage, at our expense, for up to 18 months (or until he is provided comparable benefits by another employer). Amount shown represents the value of 18 months of coverage under our health plans.

(7)

Amount shown represents the spread value of Mr. Lee’s vested stock options, calculated as the difference between the exercise price of the options and the closing price of our common stock on December 31, 2019, of $27.09. Upon retirement or change of control, the timing right to exercise already vested options changes. No change is made to the value of options already vested.

(8)

The ECIP provides that all unvested shares of restricted stock and performance stock units become fully vested upon a change of control. The accelerated restricted stock and performance stock units are valued at the closing price of our common stock on the NYSE on December 31, 2019, of $27.09, and the 2019 performance stock units are assumed to have been earned at target level.

CRYOLIFE, INC. | 2020 Proxy Statement

Jean F. Holloway, Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer (1)

Executive Benefits and Payments Upon Termination ($)
	Voluntary Termination	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/ Preceding a Change of Control
Cash Compensation	156,697(2)	156,697(2)	156,697(2)	156,697(2)	156,697(2)	—	786,528(3)
Accelerated Stock Option Exercisability	—	—	—	—	—	146,863(4)	146,863(4)
Accrued Vacation Pay(5)	—	—	—	—	—	—	—
Spread Value of Vested Options	561,989(6)	561,989(6)	561,989(6)	561,989(6)	561,989(6)	561,989(6)	561,989(6)
Accelerated Vesting of Restricted Stock and Performance Stock Units	—	—	—	—	—	1,164,762(7)	1,164,762(7)
Total	718,686	718,686	718,686	718,686	718,686	1,873,614	2,660,142

(1)	This table assumes that all termination events occurred on December 31, 2019.
(2)

Amount shown represents the Company-performance components of the 2019 annual incentive plan, to which Ms. Holloway was entitled on December 31, 2019. No amount is included for the personal performance component of the annual incentive plan.

(3)

Amount shown represents 1.5 times Ms. Holloway’s 2019 annual base salary and her entire cash bonus for 2018, as the 2019 bonus had not been determined or distributed as of December 31, 2019. This amount assumes that following a change of control Ms. Holloway terminated her employment for good reason, or we terminated her employment without cause. Ms. Holloway would also receive the amount shown if we terminated her employment without cause at any time within the six months prior to the change of control.

(4)

The ECIP provides that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value on December 31, 2019, to the extent that the exercise prices of the options were lower than the closing price of our common stock on the NYSE on December 31, 2019, of $27.09. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year, to the extent positive.

(5)

In early 2018, the Company eliminated vacation for senior executives and all accrued but unused vacation was paid out in cash. This payout is reflected in the Summary Compensation table on page 41, under the column “All Other Compensation” for FY 2018.

(6)

Amount shown represents the spread value of Ms. Holloway’s vested stock options, calculated as the difference between the exercise price of the options and the closing price of our common stock on December 31, 2019, of $27.09. Upon retirement or change of control, the timing right to exercise already vested options changes. No change is made to the value of options already vested.

(7)

The ECIP provides that all unvested shares of restricted stock and performance stock units become fully vested upon a change of control. The accelerated restricted stock and performance stock units are valued at the closing price of our common stock on the NYSE on December 31, 2019, of $27.09, and the 2019 performance stock units are assumed to have been earned at target level.

CRYOLIFE, INC. | 2020 Proxy Statement

John E. Davis, Senior Vice President, Global Sales and Marketing(1)

Executive Benefits and Payments Upon Termination ($)
	Voluntary Termination	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/ Preceding a Change of Control
Cash Compensation	151,240(2)	151,240(2)	151,240(2)	151,240(2)	151,240(2)	—	759,138(3)
Accelerated Stock Option Exercisability	—	—	—	—	—	131,924(4)	131,924(4)
Accrued Vacation Pay(5)	—	—	—	—	—	—	—
Medical Benefits		32,090 (6)		32,090 (6)	32,090 (6)		32,090 (6)
Spread Value of Vested Options	249,904(7)	249,904(7)	249,904(7)	249,904(7)	249,904(7)	249,904(7)	249,904(7)
Accelerated Vesting of Restricted Stock and Performance Stock Units	—	—	—	—	—	1,107,412(8)	1,107,412(8)
Total	401,144	433,234	401,144	433,234	433,234	1,489,240	2,280,468

(1)	This table assumes that all termination events occurred on December 31, 2019.
(2)

Amount shown represents the Company-performance components of the 2019 annual incentive plan, to which Mr. Davis was entitled on December 31, 2019. No amount is included for the personal performance component of the annual incentive plan.

(3)

Amount shown represents 1.5 times Mr. Davis’s 2019 annual base salary and his entire cash bonus for 2018, as the 2019 bonus had not been determined or distributed as of December 31, 2019. This amount assumes that following a change of control Mr. Davis terminated his employment for good reason, or we terminated his employment without cause. Mr. Davis would also receive the amount shown if we terminated his employment without cause at any time within the six months prior to the change of control.

(4)

The ECIP provides that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value on December 31, 2019, to the extent that the exercise prices of the options were lower than the closing price of our common stock on the NYSE on December 31, 2019, of $27.09. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year, to the extent positive.

(5)

In early 2018, the Company eliminated vacation for senior executives and all accrued but unused vacation was paid out in cash. This payout is reflected in the Summary Compensation table on page 41, under the column “All Other Compensation” for FY 2018.

(6)

Under the terms of Mr. Davis’s change of control agreement, upon a change of control event, if Mr. Davis terminates his employment for good reason or we terminate his employment without cause, we would continue to provide him and his family with health benefits coverage, at our expense, for up to 18 months (or until he is provided comparable benefits by another employer). Amount shown represents the value of 18 months of coverage under our health plans.

(7)

Amount shown represents the spread value of Mr. Davis’s vested stock options, calculated as the difference between the exercise prices of the options and the closing price of our common stock on December 31, 2019, of $27.09.

(8)

The ECIP provides that all unvested shares of restricted stock and performance stock units become fully vested upon a change of control. The accelerated restricted stock and performance stock units are valued at the closing price of our common stock on the NYSE on December 31, 2019, of $27.09, and the 2019 performance stock units are assumed to have been earned at target level.

CRYOLIFE, INC. | 2020 Proxy Statement

Compensation Risk Assessment

In accordance with the requirements of Item 402(s) of Regulation S-K, to the extent that risks may arise from our compensation policies and practices for our employees that are reasonably likely to have a material adverse effect on us, we are required to discuss our policies and practices for compensating our employees (including our employees that are not named executive officers) as they relate to our risk management practices and risk-taking incentives. The Committee has determined that our compensation policies and practices for our employees, including our named executive officers, are not reasonably likely to have a material adverse effect on us because unacceptable risks that may be encouraged, directly or indirectly, through a compensation method are mitigated through policy or practice, the Company’s training programs, the Company’s internal controls, or external factors such as risk of civil or criminal prosecution, which are made known to employees through training.

Our Committee routinely assesses our compensation policies and practices and takes this consideration into account as part of its review.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2019, with respect to shares of CryoLife common stock that may be issued under existing equity compensation plans:

Securities Authorized for Issuance Under All Equity Compensation Plans(1)

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, PSUs, and RSUs(2)	Weighted Average Exercise Price of Outstanding Options, PSUs, and RSUs(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders	2,070,263	$16.14	2,306,492
Equity compensation plans not approved by stockholders	—	—	—
Total	2,070,263	$16.14	2,306,492

(1) Plans include the ECIP and the Employee Stock Purchase Plan (“ESPP”). As of December 31, 2019, 2,102,852 shares remain available for grant in the ECIP and 203,640 shares remain available for grant in the ESPP.

(2) Amounts in column (a) include 1,129,262 Stock Options, 224,674 Restricted Stock Units (RSUs), 716,327 Performance Stock Units (PSUs) (including shares whose performance period has not concluded, which are calculated at maximum payout which is 369,336 shares above target). The amounts in column (a) do not include 242,650 Restricted Stock Awards (RSAs) that were unvested and outstanding as of December 31, 2019.

(3) Amounts in column (b) only reflect outstanding Stock Options.

CRYOLIFE, INC. | 2020 Proxy Statement

OTHER INFORMATION

CEO Pay Ratio Disclosure

Pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd–Frank Act”) and Item 402(u) of Regulation S-K, we are providing disclosure of the ratio of the median employee’s annual total compensation to the total annual compensation of the principal executive officer (“PEO”). The Company’s PEO is Mr. Mackin.

	PEO ($)	Median Employee (1) ($)
Total Compensation (2)	6,453,545	50,776
PEO to Median Employee Pay Ratio (3)	127.1 : 1

(1) Median employee was determined using all employees as of December 31, 2019. Wages and salaries were annualized for those employees that were not employed for the full year of 2019. Base salary, commission payments, cash bonus, and equity awards were considered when determining the median employee. All 2019 compensation not paid in US dollars was converted to US dollars using the historic exchange rate made available by the Federal Reserve System of the U.S. as of December 31, 2019. All equity was recorded at grant date fair value.

(2) Total Compensation includes all components recorded in the Summary Compensation Table.

(3) PEO total annual compensation includes the entire grant date fair value of the 5-Year LTIP grant at target performance, $2,999,997. This is not an annual grant, and instead will be earned or vested, if at all, over 3 performance periods which span 5 years. If the 60% of the target potential benefit of the 5-Year LTIP attributable to the first performance period, were annualized over that three year performance period, and $600,000 of it was attributed to 2019 compensation, PEO total compensation would be $4,053,545, and the pay ratio would be 79.8 : 1 .

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that CryoLife’s executive officers and non-employee directors, as well as persons who beneficially own more than 10% of CryoLife’s stock, file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, non-employee directors, and greater than 10% beneficial owners are required by SEC regulations to furnish CryoLife with copies of all Section 16(a) forms they file.

Based solely on its review of copies of forms received pursuant to Section 16(a) of the Exchange Act or written representations from reporting persons, CryoLife believes that with respect to 2019, it complied with all Section 16(a) filing requirements applicable to its executive officers, non-employee directors, and greater than 10% beneficial owners.

CRYOLIFE, INC. | 2020 Proxy Statement

CERTAIN BENEFICIAL OWNERSHIP

The name and address of each person or entity who beneficially owned more than 5% of the outstanding shares of common stock of CryoLife on March 11, 2020, based on information available to us, together with the number of shares owned and the percentage of outstanding shares that ownership represents, is set forth in the following table. The table also shows information concerning beneficial ownership by the named executive officers and by all current non-employee directors and executive officers as a group. The number of shares beneficially owned is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days after March 11, 2020, through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting powers, or shares such powers with his or her spouse, with respect to the shares set forth in the following table. To CryoLife’s knowledge, none of the shares shown in the table below is subject to a pledge or similar arrangement.

Beneficial Owner	Number of Shares of CryoLife Common Stock Beneficially Owned (#)	Percentage of Outstanding Shares of CryoLife Common Stock (%)(10)
J. Patrick Mackin	541,431(1)	1.4
D. Ashley Lee	422,532(2)	1.1
Jean F. Holloway	116,817(3)	*
John E. Davis	97,969(4)	*
Michael S. Simpson	26,406(5)	*
Thomas F. Ackerman	108,150	*
Daniel J. Bevevino	108,150	*
Marna P. Borgstrom	7,619	*
James W. Bullock	17,067	*
Jeffrey H. Burbank	12,327	*
Ronald D. McCall	143,865	*
Harvey Morgan	85,400	*
Jon W. Salveson	88,150	*
Blackrock, Inc.	5,841,232(6)	15.5
The Vanguard Group, Inc.	2,396,240(7)	6.4
All current directors and Named Executive Officers as a group (13 persons)(8)	1,775,883(9)	4.7

*	Ownership represents less than 1% of outstanding CryoLife common stock.

(1)

Amount includes 283,790 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 11, 2020. This amount also includes 82,112 shares of unvested restricted stock subject to forfeiture which Mr. Mackin holds as of March 11, 2020. This amount does not include 15,807 shares earned under 2018 and 2019 performance stock unit awards that had not vested as of March 11, 2020, and that will not vest within 60 days thereafter.

(2)

Amount includes 132,866 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 1, 2020. This amount also includes 5,000 shares held by Mr. Lee’s spouse and 1,500 shares held in trust for Mr. Lee’s children. This amount also includes 21,402 shares of unvested restricted stock subject to forfeiture which Mr. Lee holds as of March 11, 2020. This amount does not include 4,139 shares earned under 2018 and 2019 performance stock unit awards that had not vested as of March 11, 2020, and that will not vest within 60 days thereafter.

(3)

Amount includes 51,546 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 11, 2020. This amount also includes 17,966 shares of unvested restricted stock subject to forfeiture that Ms. Holloway holds as of March 11, 2020. This amount does not include 3,528 shares earned under 2018 and 2019 performance stock unit awards that had not vested as of March 11, 2020, and that will not vest within 60 days thereafter.

(4)

Amount includes 37,177 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 11, 2020. This amount also includes 16,474 shares of unvested restricted stock subject to forfeiture that Mr. Davis holds as of March 11, 2020. This amount does not include 3,280 shares earned under 2018 and 2019 performance stock unit awards that had not vested as of March 11, 2020, and that will not vest within 60 days thereafter.

CRYOLIFE, INC. | 2020 Proxy Statement

(5)

Amount includes 3,875 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 11, 2020. This amount also includes 20,604 shares of unvested restricted stock subject to forfeiture that Mr. Simpson holds as of March 11, 2020. This amount does not include 1,856 shares earned under the 2019 performance stock unit award that had not vested as of March 11, 2020, and that will not vest within 60 days thereafter.

(6)

Information based on Schedule 13G/A filed on February 3, 2020 by BlackRock, Inc. (“BlackRock”). Per this schedule, BlackRock has the sole power to vote, or to direct the vote of, and sole power to dispose, or to direct the disposition of, these shares of CryoLife common stock. The address for BlackRock is BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(7)

Information based on Schedule 13G filed on February 10, 2020 by The Vanguard Group, Inc. (“Vanguard”). Per this schedule, Vanguard has the power to vote, or to direct the vote of, and power to dispose, or to direct the disposition of, these shares of CryoLife common stock. The address for Vanguard is The Vanguard Group, Inc., 100 Vanguard Blvd, Malvern, PA 19355.

(8)	The business address for all CryoLife non-employee directors and employees is: c/o CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, GA 30144.
(9)	Amount includes:
509,164 shares subject to options that are presently exercisable or will become exercisable within 60 days after March 11, 2020;
61,617 shares held of record by the spouses of executive officers and directors;
1,500 shares held of record by the children of an executive officer; and,
191,862 shares of unvested restricted common stock subject to forfeiture that all current directors and Named Executive Officers as a group hold as of March 11, 2020.
This amount does not include 28,610 shares earned under 2018 and 2019 performance stock unit awards that had not vested as of March 11, 2020, and that will not vest within 60 days thereafter.
(10)	37,679,978 outstanding shares of CryoLife common stock, as of the proxy record date.

CRYOLIFE, INC. | 2020 Proxy Statement

PROPOSAL THREE – APPROVAL and funding OF A new equity and cash incentive plan

The CryoLife, Inc. Equity and Cash Incentive Plan (the “ECIP”) is the governing vehicle through which the Company awards equity and cash compensation to employees and non-employee directors. It expires on May 21, 2021, and the establishment of a new plan requires the approval of the stockholders.

In anticipation of that expiration, on March 24, 2020, upon recommendation of the Compensation Committee (the “Committee”), the Board of Directors adopted the 2020 Equity and Cash Incentive Plan (the “2020 ECIP”), subject to stockholder approval. If approved by the stockholders during the Annual Meeting, the 2020 ECIP will become effective on May 20, 2020, and it will be funded with 2,675,000 shares, and any remaining equity shares in the existing ECIP, which, upon its expiration, will be transferred into the 2020 ECIP. The 2020 ECIP is attached hereto as Appendix B and we urge stockholders to review the 2020 ECIP carefully.

Current Awards Outstanding

Set forth below is information regarding shares currently outstanding under the ECIP, as well as the shares remaining for grant under the ECIP. The Company made its annual award grant to employees on February 27, 2020, and those awards are included in the data below.

Selected Data as of March 11, 2020:

Stock Options outstanding(1)	1,308,401
Weighted average exercise price of Options outstanding	$17.90
Weighted average remaining contractual life of Options outstanding	4.08 years
Shares Outstanding Restricted Share Awards outstanding(2) Restricted Share Units outstanding Performance Share Units outstanding (at target performance)	648,460
Shares remaining for grant under the ECIP(3)	1,493,473

(1) Note, no stock Options outstanding have Dividend Equivalent Rights.

(2) RSAs are included because they have not formally vested, even though ownership rights, such as voting, have transferred.

(3) Note, this number does not include 203,640 shares available under the Employee Stock Purchase Plan. Under the existing ECIP, stock-based awards are granted from a pool of available shares, with stock Options counting as 1 share and restricted shares and restricted share units (full value awards) counting as 1.5 shares. CryoLife has no equity plans with outstanding awards other than the existing ECIP.

For additional information regarding stock-based awards previously granted, please see note 17 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Outstanding awards and shares available for future grants under the ECIP (“overhang”) total 1,493,473 and represent 3.96% of our 37,679,978 outstanding shares of Common Stock, as of the proxy record date. If the additional shares are approved by our stockholders, the additional 2,675,000 shares under the plan would increase our overhang at such time to 11.06%.

The proposed 2020 ECIP is similar to the current ECIP, with some substantive changes, including the deletion of now unnecessary references to Section 162(m) of the IRS Code (the relevant portions of which were repealed in December 2017), an extension of eligibility for participation in the 2020 ECIP to include consultants and agents, the removal of the 500,000 share limit on distributions through the plan, and, a prohibition on dividends and dividend equivalents on options and SARs.

In advising stockholders to vote for this proposal, the Board of Directors and the Committee, in consultation with management and Willis Towers Watson, the Committee’s independent compensation consultant, considered many factors, including stockholder support at the 2018 annual meeting of the existing ECIP, from which the 2020 ECIP is largely derived, the remaining shares available for grant under the existing ECIP, the number of previously awarded options and shares outstanding under the existing ECIP, our equity utilization rates, our compensation program design,

CRYOLIFE, INC. | 2020 Proxy Statement

and our business plans. In addition, our Board and the Committee believe this proposal is reasonable when compared to peer group practices and proxy advisory firm guidelines. The Board and the Committee also believe that the funding level will ensure we have the means to provide competitive long-term incentive compensation to retain key employees, attract new talent, and further align the interests of equity recipients with those of stockholders.

CRYOLIFE, INC. | 2020 Proxy Statement

Key Terms of the 2020 ECIP

Plan Term	10 years
Eligible Participants	All non-employee directors and employees (including consultants and agents) of the Company or its subsidiaries who are selected by the Committee
Shares Authorized	2,675,000 shares plus the transfer of all remaining shares in the current ECIP following its expiration
Maximum Additional Shares Authorized as a Percent of Outstanding Shares (as of March 11, 2020)	Approximately 7.10% (11.06% including the shares in the existing plan)
Award Types	Options (Incentive Stock Options and Non-Qualified Options), Stock Appreciation Rights, Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards, and Performance Share Awards
Individual Share Limits

The maximum number of Options and/or SARs granted in a given fiscal year is 800,000 for any employee and 75,000 for any non-employee director; and

The maximum number of awards other than Options and/or SARs granted in a given fiscal year is 500,000 for any employee and 500,000 for any non-employee director

Vesting Period

Determined by the Committee, but no less than 12 months from date of grant,

● except for the Committee’s discretion to provide for accelerated vesting or exercisability in connection with death, disability, retirement, or certain change of control events, and

● except that up to five percent (5%) of the aggregate number of shares of Stock authorized for issuance under the Plan can become vested or exercisable without regard to service or 12-month vesting requirements

Stock Option Exercise Period	Determined by the Committee, but no more than seven years from the date of grant
Stock Option Exercise Price	Not less than the fair market value on date of grant, defined as the closing price on the NYSE on the day of the grant
Prohibited

● Repricings without stockholder approval

● Reload options

● Acceleration of payment or vesting of any award other than for death, disability, retirement, or change in control

● Dividend and Dividend Equivalents on Options and SARs

Required Vote

The affirmative vote of a majority of the votes cast, either for or against, by the holders of the shares of common stock voting is required to approve this proposal. Accordingly, abstentions and broker non-votes will have no effect on the outcome of this vote.

The Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL and funding OF THE new equity and cash incentive plan.

CRYOLIFE, INC. | 2020 Proxy Statement

PROPOSAL FOUR – RATIFICATION OF THE APPROVAL OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General Information

The Board of Directors recommends the Company’s stockholders ratify the approval of Ernst & Young LLP (“Ernst & Young”) as the independent registered public accounting firm for the fiscal year ending December 31, 2020. Representatives of Ernst & Young are expected to attend the 2020 Annual Meeting, and representatives of the firm will have the opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions.

The submission of the approval of Ernst & Young for ratification by stockholders is not legally required; however, the Board of Directors believes that such submission is consistent with best practices in corporate governance and is an opportunity for stockholders to provide direct feedback to the Board of Directors on an important issue of corporate governance, that being the selection of our independent registered public accounting firm. If the stockholders do not ratify the approval of Ernst & Young, the selection of such firm as the independent registered public accounting firm for the Company will be reconsidered by the Audit Committee, provided that the Audit Committee retains sole authority with respect to all decisions regarding the engagement of the Company’s independent registered public accounting firm, including the decision as to whether or not the 2020 appointment will stand, regardless of whether the stockholders vote to ratify the approval.

Fees Incurred for Work Performed by the Independent Registered Public Accounting Firm for Fiscal 2019 and Fiscal 2018

The following table presents Ernst & Young’s professional service fees for the audit of the Company’s annual financial statements for fiscal years ending 2019 and 2018, as well as fees for other services rendered during those periods.

	2019(1)	2018
Audit fees(2)	$1,888,636	$1,787,141
Audit-related fees(3)	$104,710	—
Tax fees(4)	$74,770	$334,827
All other fees	—	—
Total	$2,068,116	$2,121,000

(1) The 2019 fees are not final and include some best estimate accruals.

(2) Includes work performed for the audit of our annual consolidated financial statements, the review of financial statements included in our quarterly Form 10-Q reports, the audit of internal control over financial reporting, and the services that an independent auditor would customarily provide in connection with statutory requirements, regulatory filings, and similar engagements for the fiscal year, such as comfort letters, attest services, consents, and assistance with review of documents filed with the SEC.

(3) Audit related fees include work performed to provide assurance and related services that are reasonably related to the performance of the audit, such as accounting consultations and due diligence services related to transactions or acquisitions.

(4) Includes tax compliance and reporting services, as well as fees related to tax advisory services for the acquisition and integration of JOTEC AG.

The Company’s Audit Committee approved all of the services described above. The Audit Committee has determined that the payments made to Ernst & Young for these services are compatible with maintaining such firm’s independence.

CRYOLIFE, INC. | 2020 Proxy Statement

Audit Committee’s Pre-approval Policies and Procedures

The Audit Committee has the sole authority to appoint or replace, compensate, and oversee the work of any independent registered public accounting firm, who must be, when required, a registered firm as defined by law whose purpose is the preparation or issuance of an audit report or related work. The independent registered public accounting firm’s reports and other communications are to be delivered directly to the Audit Committee, and the Audit Committee is responsible for the resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting, if any. The Audit Committee annually evaluates the qualifications and performance of the independent registered public accounting firm, including those of its lead partner, and reports on such evaluation to the Board of Directors.

The Audit Committee pre-approves all audit and non-audit services performed by the independent registered public accounting firm and all engagement fees and terms in connection therewith, except as otherwise permitted by federal law and regulations. To date, no services have been approved by the Audit Committee pursuant to 17 CFR 210.2-01(c)(7)(i)(C), which provides a limited exception to the requirement that services be approved in advance by the Audit Committee if certain conditions are met.

Required Vote

The votes cast for this proposal must exceed the votes cast against it in order for it to be approved. Accordingly, abstentions and broker non-votes will not be relevant to the outcome.

The Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF The approval of ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

CRYOLIFE, INC. | 2020 Proxy Statement

Householding

CryoLife is providing notice of the Annual Meeting and access to the Proxy Statement and Annual Report via the “Notice and Access” method. For those stockholders who request paper copies of the Proxy documents and share the same last name and address, they may receive only one copy of our Annual Report and Proxy Statement, unless we receive contrary instructions from any stockholder at that address. This is referred to as “householding.” If you prefer to receive multiple copies of the Annual Report and Proxy Statement at the same address, additional copies will be provided to you promptly upon written or oral request. All communications should be directed as indicated on the instructions that were included on the notice mailing or to Jean F. Holloway, Secretary, CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144, (770) 419-3355.

If you are a beneficial owner, you can request additional copies of the Annual Report and Proxy Statement or you can request householding by notifying your broker, bank, or nominee.

TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

Upon the written request of any record or beneficial owner of common stock of CryoLife whose proxy was solicited in connection with the 2020 Annual Meeting of Stockholders, CryoLife will furnish such owner, without charge, a copy of its Annual Report on Form 10-K without exhibits for its fiscal year ended December 31, 2019. Requests for a copy of such Annual Report on Form 10-K should be addressed to Jean F. Holloway, Secretary, CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144. Copies of this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2019, may also be obtained without charge through the SEC’s website at www.sec.gov.

In addition, we file annual, quarterly, and current reports, proxy statements, and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, D.C. 20549. You may call the SEC at 1-800-SEC-0330 for further information about the SEC’s public reference rooms. Our SEC filings are also available to the public at the SEC’s website at www.sec.gov and through our website at www.cryolife.com.

It is important that proxies be voted promptly. Stockholders who do not expect to attend the meeting in person are urged to vote their proxies online, by telephone, or by mail, following the instructions at the beginning of this Proxy Statement.

By Order of the Board of Directors:

J. PATRICK MACKIN
Chairman, President and Chief Executive Officer

Date: March 31, 2020

CRYOLIFE, INC. | 2020 Proxy Statement

APPENDIX A – NON-GAAP FINANCIAL MEASURE INFORMATION

Set forth below in this Appendix A is important information about the following non-GAAP financial measures discussed in this Proxy Statement:

●	Adjusted net income
●	Adjusted EBITDA

Although we believe that these measures are useful tools, no single financial measure provides all of the information that is necessary to gain a complete understanding of our performance, condition, and liquidity. Therefore, these numbers are intended to be, and should be, evaluated in the context of the full information provided in our Annual Report on Form 10-K, including the financial statements presented in accordance with GAAP, the footnotes thereto, and the accompanying management’s discussion and analysis, as well as in our other filings with the SEC.

Although not technically a non-GAAP financial measure, the 2019 annual Cash Bonus used GAAP revenues, adjusted for currency.

Adjusted Net Income

As discussed in this Proxy Statement, annual bonuses paid to executives under our short-term incentive plan are partially conditioned upon the achievement of specified levels of “adjusted net income.” The use of this non-GAAP, adjusted performance measure in the short-term incentive plan was intended to create a stronger performance incentive by focusing on controllable variables within the core business and to minimize unintended consequences by excluding items that were highly variable or difficult to predict during the goal-setting process. We disclosed herein the actual 2019 performance results using this non-GAAP measure so that investors may see the extent to which the goals were achieved. We believe disclosing this information is useful because it helps explain how challenging our annual bonus targets are over time.

Adjusted net income for 2019 was calculated as net income and exclusive of:

●	Research and development expense, excluding salaries and related expenses;
●	Interest expense and income;
●	Amortization;
●	Stock compensation expense, other than stock compensation expense related to the bonus plan;
●	Charges related to acquisitions, licenses, business development, or integration costs; and,
●	Other income and expense.

The table below provides a reconciliation of 2019 adjusted net income to 2019 net income under GAAP:

2019 Adjusted Net Income (in Thousands)

2019 Adjusted Net Income	$55,466
Research and development expense, excluding that portion pertaining to salaries and related expenses	(14,947)
Interest income/(expense), net	(14,148)
Amortization	(10,850)
Stock compensation expense, excluding stock compensation expense related to the bonus program itself	(8,799)
Charges related to acquisitions, licenses, business development, or integration costs	(3,088)
Other income/(expense), net	(1,914)
2019 GAAP Net Income	$1,720

A-1

CRYOLIFE, INC. | 2020 Proxy Statement

Adjusted EBITDA

As discussed in this Proxy Statement, the 2019 annual grants of performance stock units to executives are conditioned upon the Company’s achievement of pre-determined levels of adjusted EBITDA. The use of these non-GAAP adjusted performance measures was intended to create a stronger performance incentive by focusing on controllable variables within the core business and to minimize unintended consequences by excluding items that were highly variable or difficult to predict during the goal-setting process.

Adjusted EBITDA is calculated as net income operations and before interest, taxes, depreciation, and amortization, as further adjusted by removing the impact of the following:

●	Research and development expenses (excluding salaries and related expense);
●	Interest expense and income;
●	Amortization;
●	Stock compensation expense, other than stock compensation expense related to the bonus plan;
●	Depreciation expense;
●	Charges related to acquisitions, licenses, business development, or integration costs; and,
●	Other income or expense.

The table below provides a reconciliation of 2019 adjusted EBITDA to 2019 net income under GAAP:

2019 Adjusted EBITDA Reconciliation (in Thousands)

2019 Adjusted EBITDA	$ 62,933
Research and development expense, excluding that portion pertaining to salaries and related expenses	(14,947)
Interest income/(expense), net	(14,148)
Amortization	(10,850)
Stock compensation expense, excluding stock compensation expense related to the bonus program itself	(8,799)
Depreciation expense	(7,467)
Charges related to acquisitions, licenses, business development, or integration costs	(3,088)
Other income/(expense), net	(1,914)
2019 GAAP Net Income	$ 1,720

A-2

CRYOLIFE, INC. | 2020 Proxy Statement

APPENDIX B – Proposed new equity and cash incentive plan

CRYOLIFE, INC.
2020 EQUITY AND CASH INCENTIVE PLAN

SECTION 1
GENERAL

1.1    Purpose. The CryoLife, Inc. 2020 Equity and Cash Incentive Plan (the “Plan”) has been established by CryoLife, Inc. (the “Company”) to (i) attract, retain, and reward persons eligible to participate in the Plan; (ii) motivate Participants (as defined in Section 1.2 below), by means of appropriate incentives, to achieve annual and long-term goals; (iii) provide equity compensation to Directors of the Company; (iv) provide incentive compensation opportunities to employee Participants that are competitive with those of companies with whom the Company competes for talent; and (iv) further align Participants’ interests with those of the Company’s stockholders through compensation that is based on the Company’s common stock; and thereby promote the long-term interests of the Company and its Subsidiaries, as Subsidiaries are defined in Section 11(i), including the growth in value of the Company’s equity and enhancement of long-term stockholder return. Pursuant to the Plan, Participants may receive Options, SARs, Other Stock Awards, or Cash-Based Awards, each as defined herein (collectively referred to as “Awards”).

1.2    Participation. Subject to the terms and conditions of the Plan, the Committee (as defined in Section 8) shall determine and designate, from time to time, from among the Eligible Grantees, as defined in Section 11(f), those persons who will be granted one or more Awards under the Plan, and thereby become “Participants” in the Plan. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Subject to the provisions of Section 8.2(e), Awards may be granted as alternatives to or replacement of awards outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary).

1.3    Operation, Administration, and Definitions. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 7 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 11 of the Plan).

SECTION 2
OPTIONS AND SARS

2.1    Definitions.

(a)    The grant of an “Option” entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Options granted under this Section 2 may either be Incentive Stock Options (“ISOs”) or Non-Qualified Options (“NQOs”), as determined in the discretion of the Committee. An “ISO” is an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in Section 422(b) of the Code. An “NQO” is an Option that is not intended to be an “incentive stock option” as that term is described in Section 422(b) of the Code.

(b)    A stock appreciation right (a “SAR”) entitles the Participant to receive, in cash or Stock (as determined in accordance with Subsection 2.5), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value (as defined in Section 11) of a specified number of shares of Stock at the time of exercise; over (b) an Exercise Price established by the Committee.

2.2    Exercise Price. The Exercise Price of each Option and SAR granted under this Section 2 shall be not less than 100% of the Fair Market Value of a share of Stock on the date of grant of the Award, unless a higher price is established by the Committee or determined by a method established by the Committee at the time the Option or SAR is granted.

2.3.    Exercise. An Option and an SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee, before or after grant.

2.4    Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

CRYOLIFE, INC. | 2020 Proxy Statement

(a)    Subject to the following provisions of this Subsection 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4(c), payment may be made as soon as practicable after the exercise).

(b)    The Exercise Price shall be payable in cash or by tendering (by actual delivery of shares) unrestricted shares of Stock that are acceptable to the Committee, valued at Fair Market Value as of the day the shares are tendered, or in any combination of cash or shares, as determined by the Committee.

(c)    To the extent permitted by applicable law, a Participant may elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

2.5    Settlement of Award. Shares of Stock delivered pursuant to the exercise of an Option or an SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Award Agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or an SAR as the Committee determines to be desirable.

2.6    Restrictions on Options and SAR Awards. Each Option and SAR shall be subject to the following:

(a)    The term of any Option or SAR granted under the Plan shall not exceed seven years from the date of grant.

(b)     No option or SAR shall carry dividend rights or dividend equivalent rights.

(b)    Any such Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

SECTION 3
OTHER STOCK AWARDS

3.1    Definitions.    The term “Other Stock Awards” means any of the following:

(a)    A “Stock Unit” Award is the grant of a right to receive shares of Stock in the future.

(b)    A “Performance Share” Award is a grant of a right to receive shares of Stock or Stock Units, which is contingent on the achievement of performance or other objectives during a specified period.

(c)    A “Restricted Stock” Award is a grant of shares of Stock, and a “Restricted Stock Unit” Award is the grant of a right to receive shares of Stock in the future, with such shares of Stock or right to future delivery of such shares of Stock subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

3.2    Restrictions on Other Stock Awards. Each Stock Unit Award, Restricted Stock Award, Restricted Stock Unit Award and Performance Share Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

SECTION 4
CASH-BASED AWARDS

4.1    Definitions. The term “Cash-Based Award” means a right or other interest granted to a Participant under Section 4.2 of the Plan that may be denominated or payable in cash, other than an Award pursuant to which the amount of cash is determined by reference to the value of a specific number of shares of Stock. For the avoidance of doubt, dividend equivalents constitute Cash-Based Awards.

4.2    Grant of Cash-Based Awards. The Committee is authorized to grant Awards to Participants in the form of Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan, subject to such vesting and other conditions as the Committee shall determine in its sole discretion. At the time of the grant of Cash-Based Awards, the Committee may place restrictions on the payout or vesting of Cash-Based Awards that shall lapse, in whole or in part, only upon the attainment of Performance Goals. The Committee shall determine the terms and conditions of such Awards at the date of grant. The maximum dollar amount that may be covered by all Cash-Based Awards granted to any individual during any fiscal year under the Plan is $2 million for employees and $500,000 for

CRYOLIFE, INC. | 2020 Proxy Statement

non-employee directors. At the discretion of the Committee, Cash-Based Awards under this Plan may be issued jointly under this Plan and any other cash incentive or similar plan of the Company; provided, however, that if a Cash-Based Award is issued under this Plan and another plan of the Company, to the extent of a conflict in the provisions of this Plan and the other plan, the terms of this Plan shall control.

SECTION 5
PERFORMANCE-BASED COMPENSATION

5.1    Grant of Performance-Based Compensation. The Committee may determine that any Awards granted to a Covered Employee shall be considered performance-based compensation, in which case the provisions of this Section 5 shall apply. When Awards are made under this Section 5, the Committee shall establish in writing (i) the objective Performance Goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the Performance Goals are met, and (iv) any other conditions that the Committee deems appropriate.

5.2    Pre-establishment of Performance Goals. Performance Goals will, barring unusual or compelling circumstances, be pre-established by the Committee in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates, provided that the outcome is substantially uncertain at the time the Committee actually established the goal.

5.3    Adjustments to Performance Goals. The Committee in its sole discretion shall have the authority to make adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or the financial statements of the Company or any Subsidiary of the Company, in response to anticipated or actual changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment or product line of a business, as applicable. In addition, the Committee may specify that certain equitable adjustments to the Performance Goals will be made during the applicable performance period, provided such specification occurs in writing.

5.4    Certification of Performance Results. The Committee shall certify the satisfaction of the Performance Goal for the applicable performance period specified in the Award agreement after the performance period ends and prior to any payment with respect to the Award. The Committee shall determine the amount, if any, to be paid pursuant to each Award based on the achievement of the Performance Goals and the satisfaction of all other terms of the Award agreement.

5.5    Payment Upon Death or Disability or Other Circumstances. The Committee may authorize that Awards under this Section 5 shall be payable, in whole or in part, in the event of the Participant’s death or disability, or under other circumstances.

SECTION 6
STOCK SUBJECT TO THE PLAN

6.1    Awards Subject to Plan. Awards granted under the Plan shall be subject to the following:

(a)    Subject to the following provisions of this Subsection 6.1, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be 2,675,000 million shares of Stock, plus the remainder of any shares available and issuable under the Equity and Cash Inventive Plan which was originally adopted by the Stockholders on May 19, 2009, and subsequently amended and restated, all shares of which (including those which were forfeited) shall be moved to, and made available under, this Plan, less the number of non-forfeited shares of Stock subject to outstanding Awards that have been granted but not yet vested. Shares of Stock issuable hereunder may, in whole or in part, be authorized but unissued shares or shares of Stock that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. Notwithstanding the foregoing, with respect to SARs that are settled in Stock, the aggregate number of shares of Stock subject to the SAR grant shall be counted against the shares available for issuance under the Plan as one share for every share subject thereto, regardless of the number of shares used to settle the SAR upon exercise. For every share of Stock awarded hereunder in respect of Other Stock Awards, the maximum number of shares reserved for grant hereunder shall be reduced by 1.5 shares.

(b)    Subject to adjustment in accordance with Subsections 6.2 and 6.3, the following additional maximums are imposed under the Plan: the maximum number of shares of Stock that may be covered by Awards granted to any one individual pursuant to Section 2 (relating to Options and SARs) shall be 800,000 for employees and 75,000 for

CRYOLIFE, INC. | 2020 Proxy Statement

non-employee directors during any fiscal year and the maximum number of shares of Stock that may be covered by Other Stock Awards granted to any one individual pursuant to Section 3 shall be 500,000 for employees and 500,000 for non-employee directors during any fiscal year; and

(c)    To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent that shares of Stock subject to Other Stock Awards, and the issuance of which reduced the maximum number of shares authorized for issuance under the Plan by 1.5 shares, are forfeited or cancelled, or if such an Award terminates or expires without a distribution of shares to the Participant, the number of shares of Stock remaining for Award grants hereunder shall be increased by 1.5 for each share forfeited, cancelled or otherwise not delivered. Shares of Stock shall not again be available if such shares are surrendered or withheld as payment of either the exercise price of an Award and/ or withholding taxes in respect of an Award. Awards that are settled solely in cash shall not reduce the number of shares of Stock available for Awards. Upon the exercise of any Award granted in tandem with any other Award, such related Awards shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan. The maximum number of shares of Stock available for delivery under the Plan shall not be reduced for shares subject to plans assumed by the Company in an acquisition of an interest in another company.

6.2    Adjustments for Changes in Capitalization. If the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination, subdivision or similar transaction, or if the Company makes an extraordinary dividend or distribution to its stockholders (including without limitation to implement a spinoff) (each, a “Corporate Transaction”) then, subject to any required action by the stockholders of the Company, the number and kind of shares of Company stock available under the Plan or subject to any limit or maximum hereunder shall automatically be proportionately adjusted, with no action required on the part of the Committee or otherwise. Subject to any required action by the stockholders, the number and kind of shares covered by each outstanding Award, and the price per share in each such Award, shall also be automatically proportionately adjusted for any increase or decrease in the number of issued shares of the Company resulting from a Corporate Transaction or any other increase or decrease in the number of such shares, or any decrease in the value of such shares, effected without receipt of consideration by the Company. Notwithstanding the foregoing, no fractional shares shall be issued or made subject to an Option, SAR or Other Stock Award in making the foregoing adjustments. All adjustments made pursuant to this Section shall be final, conclusive and binding upon the holders of Options, SARs and Other Stock Awards.

6.3    Certain Mergers and Other Extraordinary Events. If the Company merges or consolidates with another corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets while unexercised Options or other Awards remain outstanding under this Plan, (A) subject to the provisions of clause (C) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, whether or not the Company is the surviving corporation, each holder of an outstanding Option or other Award shall be entitled, upon exercise of that Option or Award or in place of it, as the case may be, to receive, at the option of the Committee and in lieu of shares of Stock, (i) the number and class or classes of shares of Stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Stock equal to the number of shares of Stock as to which that Option may be exercised or are subject to the Award or (ii) shares of stock of the company that is the surviving corporation in such merger, consolidation, liquidation, sale or other disposition having a value, as of the date of payment under Subsection 6.3(i) as determined by the Committee in its sole discretion, equal to the value of the shares of Stock or other securities or property otherwise payable under Subsection 6.3(i); (B) whether or not the Company is the surviving corporation, if Options or other Awards have not already become exercisable, the Board of Directors may waive any limitations set forth in or imposed pursuant to this Plan so that all Options or other Awards, from and after a date prior to the effective date of that merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Board of Directors, shall be exercisable in full; and (C) all outstanding Options or SARs may be cancelled by the Board of Directors as of the effective date of any merger, consolidation, liquidation, sale or other disposition, provided that with respect to a merger or consolidation the Company is not the surviving company, and provided further that any optionee or SAR holder shall have the right immediately prior to such event to exercise his or her Option or SAR to the extent such optionee or holder is otherwise able to do so in accordance with this Plan or his or her individual Option or SAR agreement; provided, further, that any such cancellation pursuant to this Section 6.3 shall be contingent upon the payment to the affected Participants of an amount equal to (i) in the case of any out-of-the-money Option or SAR, cash, property or a combination thereof having an aggregate value equal to the value of such Option or SAR, as determined by the Committee or the Board of Directors, as applicable, in its sole discretion, and

CRYOLIFE, INC. | 2020 Proxy Statement

(ii) in the case of an in-the-money Option or SAR, cash, property or a combination thereof having an aggregate value equal to the excess of the value of the per-share amount of consideration paid pursuant to the merger, consolidation, liquidation, sale or other disposition, as the case may be, giving rise to such cancellation, over the exercise price of such Option or SAR multiplied by the number of shares of Stock subject to the Option or SAR.

Any adjustments pursuant to this Subsection 6.3 shall be made by the Board or Committee, as the case may be, whose determination in that respect shall be final, binding and conclusive, regardless of whether or not any such adjustment shall have the result of causing an ISO to cease to qualify as an ISO.

6.4    Changes in Par Value. In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the shares within the meaning of this Plan.

6.5    Limitation on Grantees’ Rights. Except as hereinbefore expressly provided in this Section 6, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Award, unless the Committee shall otherwise determine.

6.6    Company Right and Power. The grant of any Award pursuant to this Plan shall not adversely affect in any way the right or power of the Company (A) to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, (B) to merge or consolidate, (C) to dissolve, liquidate or sell or transfer all or any part of its business or assets or (D) to issue any bonds, debentures, preferred or other preference stock ahead of or affecting the Stock.

6.7    Fractional Shares. If any action described in this Section 6 results in a fractional share for any Participant under any Award hereunder, such fraction shall be completely disregarded and the Participant shall be entitled only to the whole number of shares resulting from such adjustment.

SECTION 7
OPERATION AND ADMINISTRATION

7.1    Effective Date; Duration. The Plan is effective as of the date of its initial approval by the stockholders of the Company at the 2020 Annual Meeting of Shareholders, to be held on May 20, 2020. The Plan will have a duration of ten years from May 20, 2020, and provided that in the event of Plan termination, the Plan shall remain in effect so long as any Awards under it are outstanding; provided further, however, that no Award may be granted under the Plan on a date that is more than ten years from May 20, 2020.

7.2    Vesting. Notwithstanding anything in the Plan to the contrary, all Options, SARs, and Other Awards (including, but not limited to, performance-based awards) shall vest or become exercisable no earlier than twelve months from the date on which such Award is granted, except for the Committee’s discretion to provide for accelerated vesting or exercisability in connection with death, disability, retirement, or events as described above at Section 6.3, and except that up to five percent (5%) of the aggregate number of shares of Stock authorized for issuance under the Plan may be issued pursuant to Options, SARs, and Other Awards without regard to the service vesting and exercisability requirements of this Section 7.2. The term of any Award granted under the Plan will not exceed seven years from the date of grant.

7.3    Uncertificated Stock. To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effectuated on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

7.4    Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns, or through the surrender of unrestricted shares of Stock to which the Participant is otherwise entitled under the Plan, but only to the extent of the minimum amount required to be withheld under applicable law.

CRYOLIFE, INC. | 2020 Proxy Statement

7.5    Use of Shares. Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

7.6    Dividends and Dividend Equivalents. An Award, excluding Options and SAR Awards, may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned or vested), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents. In the event an Award is conditioned on the achievement of one or more Performance Goals, any dividend payments or dividend equivalent payments will only be earned, vested or acquired to the extent the underlying Stock subject to the Award is earned, vested or acquired.

7.7    Payments. Awards may be settled through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or any combination thereof as the Committee shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish.

7.8    Transferability. Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

7.9    Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

7.10    Agreement with Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant, other than cash awards, shall be reflected in such form of a written or electronic document as is determined by the Committee. A copy of such document shall be made available to the Participant, and the Committee may, but need not, require that the Participant sign a copy of such document or otherwise indicate his or her consent. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Participant signature is required.

7.11    Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary under this Plan shall be by action of its Board of Directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

7.12    Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

7.13    Limitation of Implied Rights.

(a)    Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)    The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

7.14    Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and shall be signed, made or presented by the proper party or parties.

CRYOLIFE, INC. | 2020 Proxy Statement

7.15    Termination of Employment Following Change in Control. In the event that the employment of a Participant who is an employee of the Company or a Subsidiary is terminated by the Company during the six-month period following a Change in Control, all of such Participant’s outstanding Options and SARs may thereafter be exercised by the Participant, to the extent that such Options and SARs were exercisable as of the date of such termination of employment (x) for a period of six months from such date of termination or (y) until expiration of the stated term of such Option or SAR, whichever period is the shorter.

7.16    Section 409A. It is intended that all Options and SARs granted under the Plan shall be exempt from the provisions of Section 409A of the Code and that all Other Stock Awards under the Plan, to the extent that they constitute “non-qualified deferred compensation” within the meaning of Section 409A of the Code, will comply with Section 409A of the Code (and any regulations and guidelines issued thereunder). The Plan and any Award Agreements issued hereunder may be amended in any respect deemed by the Board or the Committee to be necessary in order to preserve compliance with Section 409A of the Code or any successor section of the Code.

7.17    Regulations and Other Approvals.

(a)    The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan or make any other distribution of benefits under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws (including, without limitation, the requirements of the Securities Act of 1933) and all applicable requirements of any securities exchange or similar entity, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(b)    Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval, as applicable, has been effected or obtained free of any conditions not acceptable to the Committee.

(c)    In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933 and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulations thereunder, and applicable state securities laws, and the Committee may require a Participant receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

(d)    With respect to persons subject to Section 16 of the Securities and Exchange Act of 1934, as amended, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3.

7.18    Awards to Employees Subject to Taxation Outside of the United States. Without amending the Plan, Awards may be granted to Participants who are foreign nationals or who are employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan. Such different terms and conditions may be reflected in Addenda to the Plan or in the applicable Award Agreement. However, no such different terms or conditions shall be employed if such terms or conditions constitute, or in effect result in, an increase in the aggregate number of shares which may be issued under the Plan or a change in the definition of Eligible Grantee.

SECTION 8
COMMITTEE

8.1    Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the “Committee”) in accordance with this Section 8. The Committee shall be selected by the Board and shall consist solely of two or more members of the Board who are non-employee Directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee. Unless otherwise determined by the Board, CryoLife’s Compensation Committee shall be designated as the “Committee” hereunder.

8.2    Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:

(a)    Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Grantees those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number or value of shares or amount of cash covered by the Awards, to

CRYOLIFE, INC. | 2020 Proxy Statement

establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 9) to cancel or suspend Awards, and to waive or otherwise modify any vesting or other restrictions contained in awards. The Committee may also, without obtaining stockholder approval, amend any outstanding award to provide the holder thereof with additional rights or benefits of the type otherwise permitted by the Plan, including without limitation, extending the term thereof; provided, however, that in no event may the term of any Option or SAR exceed seven years.

(b)    The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)    Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(d)    In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and by-laws of the Company, and applicable state corporate law.

(e)    Subject to Section 6.2 hereof, neither the Board, the Committee nor their respective delegates shall have the authority to (i) re-price (or cancel and regrant) any Option, SAR or, if applicable, other Award at a lower exercise, base or purchase price, (ii) take any other action (whether in the form of an amendment, cancellation or replacement grant, or a cash-out of underwater options) that has the effect of repricing an Option, SAR or other Award, or (iii) grant any Option, SAR or other Award that contains a so-called “reload” feature under which additional Options, SARs or other Awards are granted automatically to the Grantee upon exercise of the original Option, SAR or Award, without in each instance first obtaining the approval of the Company’s stockholders.

(f)    Anything in the Plan to the contrary notwithstanding, neither the Board nor the Committee may accelerate the payment or vesting of any Option, SAR or other Award except in the event of death, disability, retirement or a Change in Control.

8.3    Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers hereunder, including without limitation, the power to designate Participants hereunder and determine the amount, timing and terms of Awards hereunder, to any person or persons selected by it, including without limitation, any executive officer of the Company. Any such allocation or delegation may be revoked by the Committee at any time.

8.4    Information to be Furnished to Committee. The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee’s or Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive unless the Committee determines such records to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

8.5    Indemnification. Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification or elimination of liability to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

CRYOLIFE, INC. | 2020 Proxy Statement

SECTION 9
AMENDMENT AND TERMINATION

(a)    The Plan may be terminated or amended by the Board of Directors at any time, except that the following actions may not be taken without stockholder approval:

(i)    any increase in the number of shares that may be issued under the Plan (except by certain adjustments provided for under the Plan);

(ii)    any change in the class of persons eligible to receive Awards under the Plan;

(iii)    any change in the requirements of Section 2.2 hereof regarding the Exercise Price of Options and SARs;

(iv)    any re-pricing or cancellation and regrant of any Option or, if applicable, other Award at a lower exercise, base or purchase price, whether in the form of an amendment, cancellation or replacement grant, or a cash-out of underwater options or any action that provides for Awards that contain a so-called “reload” feature under which additional Options or other Awards are granted automatically to the Grantee upon exercise of the original Option or Award; or

(v)    any other amendment to the Plan that would require approval of the Company’s stockholders under applicable law, regulation or rule.

Notwithstanding any of the foregoing, adjustments pursuant to paragraph 6.2 shall not be subject to the foregoing limitations of this Section 9.

(b)    Options, SARs and other Awards may not be granted under the Plan after the date of termination of the Plan, but Options and SARs granted prior to that date shall continue to be exercisable according to their terms and other Awards shall continue to vest in accordance with their terms.

SECTION 10
CHANGE IN CONTROL

Subject to the provisions of paragraph 6.2 (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Award Agreement reflecting the applicable Award, upon the occurrence of a Change in Control as defined in Section 11:

(a)    All outstanding Options (regardless of whether in tandem with SARs) shall become fully exercisable.

(b)    All outstanding SARs (regardless of whether in tandem with Options) shall become fully exercisable.

(c)    All Stock Units, Restricted Stock, Restricted Stock Units, Performance Shares and other Awards, other than Cash-Based Awards, shall become fully vested. Whether or not Cash-Based Awards shall vest upon a Change in Control shall be determined by the Committee in its discretion, either at or after grant.

SECTION 11
DEFINED TERMS

In addition to the other definitions contained herein, the following definitions shall apply:

(a)    Award. The term “Award” shall mean any award or benefit granted under the Plan, including, without limitation, the grant of Options, SARs, Other Stock Awards and Cash-Based awards.

(b)    Board. The term “Board” shall mean the Board of Directors of the Company.

(c)    Change in Control. “Change in Control” means a change in the ownership or effective control of, or in the ownership of a substantial portion of the assets of, the Company, as described in paragraphs (i) through (iii) below.

(i)    Change in Ownership of the Company. A change in the ownership of the Company shall occur on the date that any one person, or more than one person acting as a group (within the meaning of paragraph (iv)), acquires ownership of the Company stock that, together with the Company stock held by such person or group, constitutes more than 50% of the total voting power of the stock of the Company.

(A)    If any one person or more than one person acting as a group (within the meaning of paragraph (iv) below), is considered to own more than 50% of the total voting power of the stock of the Company, the acquisition of additional the Company stock by such person or persons shall not be considered to cause a change in the ownership of the Company or to cause a change in the effective control of the Company (within the meaning of paragraph (ii) below).

CRYOLIFE, INC. | 2020 Proxy Statement

(B)    An increase in the percentage of the Company stock owned by any one person, or persons acting as a group (within the meaning of paragraph (iv) below), as a result of a transaction in which the Company acquires its stock in exchange for property, shall be treated as an acquisition of stock for purposes of this paragraph (i).

(C)    Except as provided in (B) above, the provisions of this paragraph (i) shall apply only to the transfer or issuance of the Company stock if such stock remains outstanding after such transfer or issuance.

(ii)    Change in Effective Control of the Company.

(A)    A change in the effective control of the Company shall occur on the date that either of (1) or (2) below occurs:

(1)    Any one person, or more than one person acting as a group (within the meaning of paragraph (iv) below), acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company; or

(2)    A majority of the members of the Board are replaced during any 12 month period by Directors whose appointment or election is not endorsed by a majority of the Board prior to the date of the appointment or election.

(B)    A change in effective control of the Company also may occur with respect to any transaction in which either of the Company or the other entity involved in a transaction experiences a Change of Control event described in paragraphs (i) or (iii).

(C)    If any one person, or more than one person acting as a group (within the meaning of paragraph (iv) below), is considered to effectively control the Company (within the meaning of this paragraph (ii)), the acquisition of additional control of the Company by the same person or persons shall not be considered to cause a change in the effective control of the Company (or to cause a change in the ownership of the Company within the meaning of paragraph (i) above).

(iii)    Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets shall occur on the date that any one person, or more than one person acting as a group (within the meaning of paragraph (iv) below), acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value (within the meaning of paragraph (iii)(B)) equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

(A)    A transfer of the Company’s assets shall not be treated as a change in the ownership of such assets if the assets are transferred to one or more of the following:

(1)    A shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company stock;

(2)    An entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company;

(3)    A person, or more than one person acting as a group (within the meaning of paragraph (iv) below) that owns, directly or indirectly, 50% or more of the total value or voting power of all of the outstanding stock of the Company; or

(4)    An entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person described in paragraph (iii)(A)(3).

For purposes of this paragraph (iii)(A), and except as otherwise provided, a person’s status is determined immediately after the transfer of assets.

(B)    For purposes of this paragraph (iii), gross fair market value means the value of all the Company assets, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(iv)    For purposes of this Section 11(c), persons shall be considered to be acting as a group if they are owners of an entity that enters into a merger, consolidation, purchase, or acquisition of assets, or similar business transaction with the Company. If a person, including an entity shareholder, owns stock in the Company and another entity with which the Company enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction, such shareholder shall be considered to be acting as a group with the other shareholders in a corporation

CRYOLIFE, INC. | 2020 Proxy Statement

only to the extent of the ownership in that corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Persons shall not be considered to be acting as a group solely because they purchase or own stock of the Company at the same time, or as a result of the same public offering of the Company’s stock.

(d)    Code. The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

(e)    Covered Employee. The term “Covered Employee” means an Eligible Grantee who is, or who is anticipated to become, between the time of grant and payment of the Award, a “covered employee,” as such term is defined in Section 162(m)(3) of the Code (or any successor section thereof).

(f)    Eligible Grantee. The term “Eligible Grantee” shall mean any director, officer, employee, consultant, or agent of the Company or a Subsidiary, as determined by the Committee in its sole discretion. An Award may be granted to an eligible grantee, in connection with hiring, retention or otherwise, prior to the date the eligible grantee first performs services for the Company or the Subsidiaries, provided that such Award shall not become vested prior to the date the eligible grantee first performs such services or the director assumes his position.

(g)    Fair Market Value. For purposes of determining the “Fair Market Value” of a share of Stock as of any date, then the “Fair Market Value” as of that date shall be the closing sale price of the Stock on that date on the New York Stock Exchange.

(h)    Performance Goals. The term “Performance Goals” means performance goals based on the attainment by the Company or any Subsidiary of the Company (or any division or business unit of any such entity), or any two or more of the foregoing, of performance goals established by the Committee in its sole discretion, based on one or more of the following criteria, which shall not be required to be calculated in accordance with GAAP and which may be adjusted measures: (1) return on total stockholders’ equity; (2) earnings per share of Stock; (3) earnings before any or all of interest, taxes, minority interest, depreciation and amortization; (4) economic profit; (5) sales or revenues; (6) return on assets, capital or investment; (7) market share; (8) control of operating or non-operating expenses; (9) reductions in certain costs (including reductions in inventories or accounts receivable or reductions in operating expenses); (10) operating profit; (11) operating cash flow; (12) free cash flow; (13) return on capital or increase in pretax earnings; (14) net earnings; (15) margins; (16) market price of the Company’s securities; (17) pre-tax earnings; (18) net after-tax earnings per share; (19) working capital targets; (20) working capital and the ratio of sales to net working capital; (21) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (22) sales of one or more products or service offerings; (23) control of operating and/or non-operating expenses; (24) any combination of, or a specified increase in, any of the foregoing; and (25) general comparisons with other peer companies or industry groups or classifications with regard to one or more of the foregoing criteria. The relative weights of the criteria that comprise the Performance Goals shall be determined by the Committee in its sole discretion. In establishing the Performance Goals for a performance period, the Committee may establish different Performance Goals for individual Participants or groups of Participants. Subject to the limitations in Section 5, the Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or the financial statements of the Company or any Subsidiary of the Company, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, as applicable, or otherwise as the Committee deems appropriate. Performance Goals may include a threshold level of performance below which no Award will be earned, a level of performance at which the target amount of an Award will be earned and a level of performance at which the maximum amount of the Award will be earned. “Performance Goals” shall also mean any other factors directly tied to the performance of the Company and/or one or more divisions and/or Subsidiaries or other performance criteria designated by the Committee.

(i)    Subsidiaries. The term “Subsidiary” means any present or future subsidiary corporation of the Company within the meaning of Section 424(f) of the Code, and any present or future business venture designated by the Committee in which the Company has a significant interest, as determined in the discretion of the Committee.

(j)    Stock. The term “Stock” shall mean shares of common stock of the Company.

SECTION 12
GOVERNING LAW

This Plan shall be governed by, and construed in accordance with, the laws of the State of Georgia, except to the extent that the Florida Business Corporation Act shall be applicable.

CRYOLIFE, INC. | 2020 Proxy Statement

*** Exercise Your *Right* to Vote ***

CRYOLIFE, INC.

CRYOLIFE, INC.
ATTN: JEAN F. HOLLOWAY
1655 ROBERTS BOULEVARD NW
KENNESAW, GA 30144

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 11, 2020
Date: May 20, 2020 **Time:** 9:00 a.m.
Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/CRY2020.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/CRY2020 and be sure to have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

D09190-Z76909

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT PROXY CARD

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 6, 2020 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:

Go to *www.virtualshareholdermeeting.com/CRY2020*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

D09191-Z76909

Voting Items

The Board of Directors recommends you vote FOR the following:

1. ELECTION OF DIRECTORS

NOMINEES:

01) Thomas F. Ackerman
02) Daniel J. Bevevino
03) Marna P. Borgstrom
04) James W. Bullock
05) Jeffrey H. Burbank
06) J. Patrick Mackin
07) Ronald D. McCall, Esq.
08) Harvey Morgan
09) Jon W. Salveson

The Board of Directors recommends you vote FOR the following proposals:

5. In their discretion, upon such other matters as may properly come before the meeting.

D09192-Z76909

CRYOLIFE, INC.
ATTN: JEAN F. HOLLOWAY
1655 ROBERTS BOULEVARD NW
KENNESAW, GA 30144

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CRY2020**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D09181-Z76909

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CRYOLIFE, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. ELECTION OF DIRECTORS	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

NOMINEES:

01) Thomas F. Ackerman
02) Daniel J. Bevevino
03) Marna P. Borgstrom
04) James W. Bullock
05) Jeffrey H. Burbank
06) J. Patrick Mackin
07) Ronald D. McCall, Esq.
08) Harvey Morgan
09) Jon W. Salveson

The Board of Directors recommends you vote FOR the following proposals:

5. In their discretion, upon such other matters as may properly come before the meeting.

THE PROXIES SHALL VOTE AS SPECIFIED ABOVE, OR IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE LISTED NOMINEES, FOR APPROVAL OF THE COMPENSATION PAID TO CRYOLIFE'S NAMED EXECUTIVE OFFICERS, FOR APPROVAL AND FUNDING OF A NEW EQUITY AND CASH INCENTIVE PLAN, AND IN FAVOR OF THE RATIFICATION OF ERNST & YOUNG LLP. SHOULD A NOMINEE BE UNABLE TO SERVE, THIS PROXY MAY BE VOTED FOR A SUBSTITUTE SELECTED BY THE BOARD OF DIRECTORS.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date